EXHIBIT 4.1

                                                                 Brown & Wood
                                                               Draft 10/14/96



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                     FIRESTONE RETAIL CREDIT CORPORATION,
                                 Transferor,


                         BRIDGESTONE/FIRESTONE, INC.


                                     and




                       THE FUJI BANK AND TRUST COMPANY,
                                   Trustee

                     on behalf of the Certificateholders



                      BRIDGESTONE/FIRESTONE MASTER TRUST


             AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                         Dated as of __________, 1996









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                              TABLE OF CONTENTS

                                                                      Page
                                                                      ----


ARTICLE I      DEFINITIONS

Section 1.01   Definitions  . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.02   Other Definitional Provisions  . . . . . . . . . . . . . .  21

ARTICLE II     CONVEYANCE; ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance . . . . . . . . . . . . . . . . . . . . . . . .  23
Section 2.02   Acceptance by Trustee  . . . . . . . . . . . . . . . . . .  24
Section 2.03   Representations and Warranties of the
                 Transferor Relating to the Transferor  . . . . . . . . .  25
Section 2.04   Representations and Warranties Relating to
                 the Agreement and the Receivables  . . . . . . . . . . .  27
Section 2.05   Addition of Accounts . . . . . . . . . . . . . . . . . . .  29
Section 2.06   Transfer of Ineligible Receivables . . . . . . . . . . . .  31
Section 2.07   Purchase of Certificates . . . . . . . . . . . . . . . . .  33
Section 2.08   Covenants of the Transferor  . . . . . . . . . . . . . . .  34
Section 2.09   Authentication of Certificates . . . . . . . . . . . . . .  37
Section 2.10   Removal of Accounts  . . . . . . . . . . . . . . . . . . .  38
Section 2.11   Discount Option  . . . . . . . . . . . . . . . . . . . . .  39

ARTICLE III    ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01   Acceptance of Appointment and Other Matters
                 Relating to the Servicer . . . . . . . . . . . . . . . .  41
Section 3.02   Servicing Compensation . . . . . . . . . . . . . . . . . .  43
Section 3.03   Representations Warranties and Covenants of
                 the Servicer . . . . . . . . . . . . . . . . . . . . . .  44
Section 3.04   Reports and Records for the Trustee: Bank
                 Account Statements . . . . . . . . . . . . . . . . . . .  47
Section 3.05   Annual Servicer's Certificate  . . . . . . . . . . . . . .  48
Section 3.06   Annual Independent Public Accountants'
                 Servicing Report . . . . . . . . . . . . . . . . . . . .  48
Section 3.07   Tax Treatment  . . . . . . . . . . . . . . . . . . . . . .  49
Section 3.08   Notices to Bridgestone/Firestone . . . . . . . . . . . . .  49
Section 3.09   Adjustments  . . . . . . . . . . . . . . . . . . . . . . .  50

ARTICLE IV     RIGHTS OF CERTIFICATEHOLDERS, ALLOCATION
                 AND APPLICATION OF COLLECTIONS AND SERVICER
                 AND TRANSFEROR LETTERS OF CREDIT

Section 4.01   Establishment of Collection Account and
                 Allocations with Respect to the Exchangeable
                 Transferor Certificate . . . . . . . . . . . . . . . . .  52
Section 4.01A  Servicer Letter of Credit  . . . . . . . . . . . . . . . .  56

Section 4.01B  Transferor Letter of Credit  . . . . . . . . . . . . . . .  60

ARTICLE V       (ARTICLE V IS RESERVED AND MAY BE SPECIFIED IN
                  ANY SUPPLEMENT WITH RESPECT TO ANY SERIES)

ARTICLE VI     THE CERTIFICATES

Section 6.01   The Certificates . . . . . . . . . . . . . . . . . . . . .  65
Section 6.02   Authentication of Certificates . . . . . . . . . . . . . .  65
Section 6.03   Registration of Transfer and Exchange of
                 Certificates . . . . . . . . . . . . . . . . . . . . . .  66
Section 6.04   Mutilated, Destroyed, Lost or Stolen
                 Certificates . . . . . . . . . . . . . . . . . . . . . .  68
Section 6.05   Persons Deemed Owners  . . . . . . . . . . . . . . . . . .  69
Section 6.06   Appointment of Paying Agent  . . . . . . . . . . . . . . .  69
Section 6.07   Access to List of Certificateholders' Names
                 and Addresses  . . . . . . . . . . . . . . . . . . . . .  70
Section 6.08   Authenticating Agent . . . . . . . . . . . . . . . . . . .  71
Section 6.09   Tender of Exchangeable Transferor
                 Certificate  . . . . . . . . . . . . . . . . . . . . . .  72
Section 6.10   (Reserved  . . . . . . . . . . . . . . . . . . . . . . . .  74
Section 6.11   Book-Entry Certificates  . . . . . . . . . . . . . . . . .  74
Section 6.12   Notice to Clearing Agency  . . . . . . . . . . . . . . . .  75
Section 6.13   Definitive Certificates  . . . . . . . . . . . . . . . . .  75

ARTICLE VII    OTHER MATTERS RELATING TO THE TRANSFEROR

Section 7.01   Liability of the Transferor  . . . . . . . . . . . . . . .  77
Section 7.02   Merger or Consolidation of, or Assumption of
                 the Obligations of, the Transferor . . . . . . . . . . .  77
Section 7.03   Limitation on Liability of the Transferor  . . . . . . . .  78
Section 7.04   Indemnification of the Trust by the
                 Transferor . . . . . . . . . . . . . . . . . . . . . . .  78

ARTICLE VIII   OTHER MATTERS RELATING TO THE SERVICER

Section 8.01   Liability of the Servicer  . . . . . . . . . . . . . . . .  80
Section 8.02   Merger or Consolidation of, or Assumption of
                 the Obligations of, the Servicer . . . . . . . . . . . .  80
Section 8.03   Limitation on Liability of the Servicer and
                 Others . . . . . . . . . . . . . . . . . . . . . . . . .  81
Section 8.04   Servicer Indemnification of the Trust and the
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  81
Section 8.05   The Servicer Not to Resign . . . . . . . . . . . . . . . .  82
Section 8.06   Access to Certain Documentation and
                 Information Regarding the Receivables  . . . . . . . . .  82
Section 8.07   Delegation of Duties . . . . . . . . . . . . . . . . . . .  83
Section 8.08   Examination of Records . . . . . . . . . . . . . . . . . .  83

ARTICLE IX     AMORTIZATION EVENTS

Section 9.01   Amortization Events  . . . . . . . . . . . . . . . . . . .  84

Section 9.02   Additional Rights Upon the Occurrence of

                 Certain Events . . . . . . . . . . . . . . . . . . . . .  84

ARTICLE X      SERVICER DEFAULTS

Section 10.01  Servicer Defaults  . . . . . . . . . . . . . . . . . . . .  86
Section 10.02  Trustee to Act; Appointment of Successor . . . . . . . . .  88
Section 10.03  Notification to Certificateholders . . . . . . . . . . . .  90
Section 10.04  Waiver of Past Defaults  . . . . . . . . . . . . . . . . .  90

ARTICLE XI     THE TRUSTEE

Section 11.01  Duties of Trustee  . . . . . . . . . . . . . . . . . . . .  91
Section 11.02  Rights of the Trustee  . . . . . . . . . . . . . . . . . .  92
Section 11.03  Trustee Not Liable for Recitals in
                 Certificates . . . . . . . . . . . . . . . . . . . . . .  94
Section 11.04  Trustee May Own Certificates . . . . . . . . . . . . . . .  94
Section 11.05  The Servicer to Pay Trustee's Fees and
                 Expenses . . . . . . . . . . . . . . . . . . . . . . . .  94
Section 11.06  Eligibility Requirements for Trustee . . . . . . . . . . .  94
Section 11.07  Resignation or Removal of Trustee  . . . . . . . . . . . .  95
Section 11.08  Successor Trustee  . . . . . . . . . . . . . . . . . . . .  95
Section 11.09  Merger or Consolidation of Trustee . . . . . . . . . . . .  96
Section 11.10  Appointment of Co-Trustee or Separate
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  96
Section 11.11  Tax Returns  . . . . . . . . . . . . . . . . . . . . . . .  98
Section 11.12  Trustee May Enforce Claims Without Possession
                 of Certificates  . . . . . . . . . . . . . . . . . . . .  98
Section 11.13  Suits for Enforcement  . . . . . . . . . . . . . . . . . .  99
Section 11.14  Rights of Certificateholders to Direct
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  99
Section 11.15  Representations and Warranties of Trustee  . . . . . . . .  99
Section 11.16  Maintenance of Office or Agency  . . . . . . . . . . . . . 100

ARTICLE XII    TERMINATION

Section 12.01  Termination of Trust . . . . . . . . . . . . . . . . . . . 101
Section 12.02  Optional Purchase and Final Termination Date
                 of Investor Certificates of any Series . . . . . . . . . 101
Section 12.03  Final Payment with Respect to any Series . . . . . . . . . 102
Section 12.04  Transferor's Termination Rights  . . . . . . . . . . . . . 104

ARTICLE XIII   MISCELLANEOUS PROVISIONS

Section 13.01  Amendment  . . . . . . . . . . . . . . . . . . . . . . . . 105
Section 13.02  Protection of Right, Title and Interest to
                 Trust  . . . . . . . . . . . . . . . . . . . . . . . . . 107
Section 13.03  Limitation on Rights of Certificateholders . . . . . . . . 108
Section 13.04  Governing Law. . . . . . . . . . . . . . . . . . . . . . . 109
Section 13.05  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . 109
Section 13.06  Severability of Provisions . . . . . . . . . . . . . . . . 110
Section 13.07  Assignment . . . . . . . . . . . . . . . . . . . . . . . . 110
Section 13.08  Certificates Nonassessable and Fully Paid  . . . . . . . . 110
Section 13.09  Further Assurances . . . . . . . . . . . . . . . . . . . . 110
Section 13.10  No Waiver; Cumulative Remedies . . . . . . . . . . . . . . 110

Section 13.11  Counterparts . . . . . . . . . . . . . . . . . . . . . . . 111
Section 13.12  Third Party Beneficiaries  . . . . . . . . . . . . . . . . 111
Section 13.13  Actions by Certificateholders  . . . . . . . . . . . . . . 111
Section 13.14  Merger and Integration . . . . . . . . . . . . . . . . . . 111
Section 13.15  Headings . . . . . . . . . . . . . . . . . . . . . . . . . 112
Section 13.16  Voting, Waiver and Consents  . . . . . . . . . . . . . . . 112


EXHIBITS
--------
Exhibit A-1:   Form of Exchangeable Transferor Certificate
Exhibit A-2:   Form of Bridgestone/Firestone Certificate
Exhibit B:     Form of Assignment of Receivables in
                 Eligible Alternative Accounts
Exhibit C:     Form of Reassignment of Receivables in
                 Removed Accounts
Exhibit D:     Irrevocable Servicer Letter of Credit
Exhibit E:     Form of Annual Servicer's Certificate
Exhibit F:     Form of Opinion of Counsel - Provisions to
                 be Included in Opinion of Counsel Delivered
                 Pursuant to Subsection 2.05(b)(vi)
Exhibit G:     Irrevocable Transferor Letter of Credit
Exhibit H:     Form of Depository Agreement
Exhibit I:     Irrevocable Transferor Letter of Credit

Schedule 1:  List of Accounts



     AMENDED  AND RESTATED  POOLING  AND  SERVICING  AGREEMENT, dated  as  of
October ___, 1996 to the POOLING AND SERVICING AGREEMENT, dated as of November 1, 1992, by and among FIRESTONE RETAIL CREDIT CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Massachusetts, as Transferor; BRIDGESTONE/FIRESTONE, INC., a corporation organized and existing under the laws of the State of Ohio, individually and as Servicer; and THE FUJI BANK AND TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee.


     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders to the extent provided herein:

                                  ARTICLE I

                                 DEFINITIONS

     Section 1.01  Definitions.  Whenever used in this Agreement, the
                   -----------
following words and phrases shall have the following meanings:

      "Account" shall mean (a) each credit card account generated or to be
       -------
generated  by  the Originator  in  the ordinary  course of  its  business and existing or arising under the Credit Card Program, and (b) subject to Section 2.05, as of each Addition Date, each Eligible Alternative Account identified in each list delivered to the Trustee by the Transferor pursuant to Section
2.05. The definition of Account shall include each Transferred Account into which an Account shall be transferred provided that such transfer was made in accordance with all objective criteria of the Credit Card Guidelines. The term "Account" shall be deemed to refer to an Eligible Alternative Account only from and after the Addition Date with respect thereto.

     "Accumulation Period" shall have, with respect to any Series, the
      -------------------
meaning, if any, specified in the applicable Supplement.

     "Addition Date" shall mean each date as of which Eligible Alternative
      -------------
Accounts will be included as Accounts pursuant to Section 2.05.

     "Addition Notice Date" shall mean, with respect to any Eligible
      --------------------
Alternative Account, the last day in the month preceding the month in which the Addition Date for such Eligible Alternative Account occurs.

     "Additional Accounts" shall mean each credit card account to be
      -------------------
generated by the Originator in the ordinary course of its business arising under the Credit Card Program after the Series 1996-1 Closing Date.

     "Adjustment Payment" shall have the meaning set forth in Section
      ------------------
3.09(a).

     "Affiliate" of any Person shall mean any other Person controlling,
      ---------
controlled by or under common control with such Person.

     "Aggregate Invested Amount" shall mean the sum of the Invested Amounts
      -------------------------
with respect to all Series then issued and outstanding.

     "Aggregate Invested Percentage" shall mean the sum of the applicable
      -----------------------------
Invested Percentages with respect to all Series then issued and outstanding.

     "Aggregate Receivables" shall mean, at any time, (a) the aggregate
      ---------------------
amount of Eligible Receivables and Eligible Alternative Receivables as of the end of the prior Collection Period for each Account minus Defaulted
Receivables, minus (b)(i) an amount equal to the finance charges billed in respect of such Eligible Receivables and Eligible Alternative Receivables in such prior Collection Period, minus (ii) finance charges credited as a rebate in respect of such Eligible Receivables and Eligible Alternative Receivables during such prior Collection Period minus (iii) amounts billed in item (i) above, net of rebates in item (ii) above, with respect to that portion of such Eligible Receivables and Eligible Alternative Receivables that are Discount Option Receivables.

     "Agreement" shall mean this Amended and Restated Pooling and Servicing
      ---------
Agreement and all amendments hereof and supplements hereto, including any Supplement.

     "Alternative Account" shall mean an account arising from an Alternative
      -------------------
Program.

     "Alternative Programs" shall mean programs, other than the Credit Card
      --------------------
Program which exists as of the Series 1996-1 Closing Date, (for which CFNA underwrites and originates Accounts and Receivables) which may include, but are not limited to, the establishment of private label credit card programs and the offering of general purpose credit cards.

     "Amortization Event" shall have, with respect to each Series, the
      ------------------
meaning  specified  in Section  9.01 and  in any  Supplement for  the related
Series.

     "Amortization Period" shall mean, with respect to any Series, the period
      -------------------
following the Revolving Period which may be

the Accumulation Period, Controlled Amortization Period, Early Amortization Period or Rapid Amortization Period (each as defined in any related Supplement).

     "Applicants" shall have the meaning specified in Section 6.07.
      ----------

     "Appointment Date" shall have the meaning specified in Section 9.02.
      ----------------

     "APR" shall mean the annual percentage rate or rates determined in the
      ---
manner described in the Credit Card Agreement applicable to each Account.

     "Assignment" shall have the meaning set forth in Section 2.05(c).
      ----------

     "Authorized Newspaper" shall mean any newspaper of general circulation
      --------------------
in the Borough of Manhattan, the City of New York, or in such other location as may be specified in a Supplement for a particular Series, printed in the English language, or the official language of the country of publication, and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

     "Available Letter of Credit Amount" shall have, with respect to the

      ---------------------------------
Servicer Letter of Credit, the meaning specified in the Servicer Letter of Credit and, with respect to the Transferor Letter of Credit, the meaning specified in the Transferor Letter of Credit.

     "Base Rate" shall mean, with respect to any Series, the amount stated
      ---------
in the applicable Supplement.

     "B/F Amount" shall mean that portion of Aggregate Receivables
      ----------
represented by the B/F Percentage except as reduced pursuant to Section 2.06(c) or Section 3.09(a).

     "B/F Percentage" shall mean 1%.
      --------------

     "Book-Entry Certificates"  shall mean an Investor Certificate,
      -----------------------
registered in the name of a Clearing Agency or a nominee thereof as described in Section 6.11; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to the Certificate Owners, such certificates shall no longer be "Book-Entry Certificates."

     "Bridgestone/Firestone" shall mean Bridgestone/Firestone, Inc., a
      ---------------------
corporation organized and existing under the laws of the State of Ohio.

     "Bridgestone/Firestone Certificate" shall mean the certificate executed
      ---------------------------------
by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A-2.
   -----------

     "Business Day" shall mean any day other than (a) a Saturday or a Sunday,
      ------------
or (b) a day on which banking institutions or trust companies in the Cities of Cleveland, Ohio, Nashville, Tennessee, or New York, New York, or, as specified in a Supplement for a particular Series, any other place where payment on the Certificates is authorized for such Series, are authorized or obligated by law, executive order or governmental decree to be closed.

     "Certificate" shall mean one of any Series of Investor Certificates, the
      -----------
Bridgestone/Firestone   Certificate,    or   the    Exchangeable   Transferor
Certificate.

     "Certificate Owner" shall mean, with respect to a Book-Entry
      -----------------
Certificate, the Person who is the owner of a beneficial interest in such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency.


     "Certificate Rate" shall mean, with respect to any Series, the
      ----------------
percentage (or formula on the basis of which such rate shall be determined) stated in the applicable Supplement.

     "Certificate Register" shall mean the register maintained pursuant to
      --------------------
Section 6.03, providing for the registration of the applicable Certificates and transfer and exchange thereof.

     "Certificateholder" or "Holder" shall mean the Person in whose name a
      -----------------      ------
Certificate is registered in the Certificate Register or, if applicable, the Clearing Agency in whose name are registered any Book-Entry Certificates.

     "Certificateholders' Interest" shall have the meaning specified in
      ----------------------------
Article IV of any Supplement for the related Series.

     "Class" shall mean, with respect to any Series, any one of the Classes
      -----
of Certificates of that Series as specified in the related Supplement.

     "Clearing Agency" shall mean an organization registered as a  "clearing
      ---------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" shall mean, with respect to any Series, the date of
      ------------
issuance of such Series, as specified in the related Supplement.

     "Collection Account" shall have the meaning specified in Section 4.01.
      ------------------

     "Collection Period" shall mean, with respect to each Account, each
      -----------------
monthly billing cycle period ending in the period commencing on the 19th calendar day of each calendar month and ending on the 18th calendar day of the next succeeding calendar month during the term of the Trust.

     "Collections" shall mean all payments by or on behalf of Obligors
      -----------
(including Recoveries, Insurance Premiums and Insurance Proceeds) received by the Servicer, the Originator or the Transferor in respect of the Receivables, in the form of cash, checks or any other form of payment in accordance with the Credit Card Agreement in effect from time to time.


     "Controlled Amortization Period" shall have, with respect to any Series,
      ------------------------------
the meaning specified in the applicable Supplement.

     "Corporate Trust Office" shall mean the principal office of the Trustee
      ----------------------
at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Two World Trade Center, 81st Floor, New York, New York 10048 (Attn: Trust Administration Department).

     "Credit Card Agreement" shall mean, with respect to each  Account, and
      ---------------------
collectively with  respect  to  all  Accounts,  the  agreements  between  the
Originator and each Obligor, governing the terms and conditions of the applicable revolving credit card account or any successor credit card account designations used by the Originator, Bridgestone/Firestone or the Transferor as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such consumer revolving credit card accounts. The form of agreement relating to Accounts generated by the Originator under the Credit Card Program is as set forth in Exhibit G (or in a form substantially similar to Exhibit G).

     "Credit Card Guidelines" shall mean the written policies and procedures
      ----------------------
relating to the operation of the credit card business applicable to the Credit Card Program or any Alternative Program, including, without limitation, the written policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, and the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time in conformance with all Requirements of Law, the failure to comply with which would have a material adverse effect on Investor Certificateholders.

     "Credit Card Program" shall mean the private label credit card program
      -------------------
established for customers of Retail Establishments which may include certain credit features or enhancements including cash advances or convenience checks, existing as of the Series 1996-1 Closing Date.

     "Credit First" shall mean Credit First National Association, a national
      ------------
banking  association organized  and existing  under  the laws  of the  United
States.

     "Cut-Off Date" shall mean, for each Account, the billing cycle closing
      ------------
date occurring during the period commencing on October 19, 1992 and ending on November 18, 1992.

     "Date of Processing" shall mean, with respect to any transaction, the
      ------------------

business day after such transaction is first output in written form, under the Servicer's customary and usual servicing practices, from the Servicer's computer file of consumer revolving credit card accounts (without regard to the effective date of such recordation).

     "Debtor Relief Laws" shall mean the Bankruptcy Code of the United States
      ------------------
of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payment or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

     "Defaulted Amount" shall mean, with respect to any Distribution Date,
      ----------------
the sum for all the Accounts of the amount of Receivables which became Defaulted Receivables in the Collection Period for such Distribution Date, less the full amount of such Defaulted Receivables which are subject to a transfer obligation of the Transferor under Section 2.06(b) or of the Servicer under Section 3.03 with respect to such Distribution Date; provided,
                                                                    --------
however, that if any of the events described in Section 9.01(a) occurs with
-------
respect to the Transferor or Bridgestone/Firestone, the amount of such Defaulted Receivables which are subject to transfer pursuant to Section 2.06(b) shall not be so subtracted and if any of the events described in
Section 10.01(d) occurs with respect to the Servicer, the amount of such Defaulted Receivables which are subject to transfer pursuant to Section 3.03 shall not be so subtracted.

     "Defaulted Receivables" shall mean, with respect to any Collection
      ---------------------
Period, all Receivables (other than Ineligible Receivables) in any Account which are written off as uncollectible in such Collection Period, in accordance with the applicable Credit Card Guidelines. Notwithstanding the foregoing sentence, a Receivable (other than an Ineligible Receivable) shall become a Defaulted Receivable on the day on which such Receivable is recorded as written off on the Servicer's computer master file of consumer revolving credit card accounts but, in any event, shall be deemed a Defaulted Receivable no later than the last day of the Collection Period following the Collection Period in which it becomes 180 days delinquent (210 days after the date of the initial billing statement).

     "Definitive Certificates" shall have the meaning specified in Section
      -----------------------
6.11.

     "Definitive Registered Certificates" shall mean Definitive Certificates
      ----------------------------------
issued in registered form.

     "Depository Agreement" shall mean the agreement among the Transferor,
      --------------------
the Trustee and the Clearing Agency, in the form attached hereto as Exhibit

                                                                    -------
H.
-

     "Designated Alternative Program" shall mean an Alternative Program
      ------------------------------
designated by the Transferor as a program for which the Transferor wants to include Eligible Alternative Receivables in excess of the Ten Percent Number Test and the Ten Percent Aggregate Test.

     "Determination Date" shall mean the 2nd Business Day preceding each
      ------------------
Distribution Date.

     "Discount Option Receivables" shall mean, as of the end of any
      ---------------------------
Collection Period after the date on which the Transferor's exercise of its discount option pursuant to Section 2.11 takes effect, the sum of (a) the aggregate Discount Option Receivables at the end of the start of such Collection Period (which amount, prior to the date on which the Transferor's exercise of its discount option takes effect and with respect to Receivables generated prior to such date, shall be zero) plus (b) any New Discount Option
                                             ----
Receivables created during such Collection Period minus (c) any Discount
                                                  -----
Option Receivables Collections received during such Collection Period.

     "Discount Option Receivable Collections" shall mean for any Collection
      --------------------------------------
Period ending on and after the date on which the Transferor's exercise of its discount option pursuant to Section 2.11 takes effect, the product of (a) a fraction the numerator of which is the amount of Discount Option Receivables and the denominator of which is the amount of Eligible Receivables and Eligible Alternative Receivables (including the Discount Option Receivables portion) in each case (for both numerator and denominator) at the start of the Collection Period and (b) Collections received during such Collection Period.

     "Discount Percentage" shall mean the fixed percentage or variable
      -------------------
percentage based on a formula, if any, designated by the Transferor pursuant to Section 2.11.


     "Distribution Date" shall mean unless otherwise specified in any
      -----------------
Supplement for the related Series, the 1st day of each calendar month or, if such 1st day is not a Business Day, the next succeeding Business Day, beginning on the date specified in such Supplement.

     "Dollars", "$" or "U.S.$" shall mean United States dollars.
      -------    -      -----

     "Early Amortization Period" shall mean, with respect to any Series, the

      -------------------------
period specified in the related Supplement.

     "Eligible Account" shall mean an Account (whether existing as of the
      ----------------
Series 1996-1 Closing Date or an Additional Account) (a) which has been established under the Credit Card Program; (b) which is denominated in Dollars; (c) the credit card or cards related to which have not been reported lost or stolen; (d) the Obligor on which has provided, as its most recent billing address, an address with a zip code in the United States or its territories or possessions; (e) which is not an account of an Obligor in bankruptcy or an account as to which the Servicer has any confirmed record of any fraud-related activity; and (f) the Receivables in which have not been charged-off or the account itself has not been closed prior to its billing cycle cut-off date.

     "Eligible Alternative Account" shall mean, as of the relevant Addition
      ----------------------------
Notice Date, an Account (a) which has been established under an Alternative Program and designated by the Transferor as an Eligible Alternative Account pursuant to Section 2.05; (b) which is denominated in Dollars; (c) the credit card or cards related to which have not been reported lost or stolen; (d) the Obligor on which has provided, as its most recent billing address, an address with a zip code in the United States or its territories or possessions; (e) which is not an account of an Obligor in bankruptcy or an account as to which the Servicer has any confirmed record of any fraud-related activity; and (f) the Receivables in which have not been charged-off or the account itself has not been closed prior to its billing cycle cut-off date.

     "Eligible Alternative Receivable" shall mean each Receivable which has
      -------------------------------
arisen under an Eligible Alternative Account and meets criteria set forth in subsections (b) through (k) of the definition of Eligible Receivable.

     "Eligible Institution" shall mean a depository institution (which may
      --------------------
be the Trustee or the Originator or an Affiliate of either) organized under the laws of the United States or any one of the states thereof, including the District of Columbia, which at all times has the highest short-term rating of at least two nationally recognized statistical rating agencies one at which is A-1+ from Standard & Poor's and P-1 by Moody's and which is a member of the FDIC; provided, however, that an
                                                  --------  -------
institution which shall have corporate trust powers and which maintains the Collection Account, any principal funding account, any interest funding account or any other account maintained for the benefit of Certificateholders as a fully segregated trust account with the trust department of such institution shall not be required to meet the foregoing rating requirements.

     "Eligible Receivable" shall mean each Receivable:
      -------------------

          (a)  which has arisen under an Eligible Account;


          (b) which was created in compliance with all Requirements of Law applicable to the Originator and the Servicer, other than those with respect to which there is no reasonable likelihood that a failure to comply could have a material adverse effect upon Investor Certificateholders and pursuant to a Credit Card Agreement which complies with all Requirements of Law applicable to the Originator and the Servicer, other than those with respect to which there is no reasonable likelihood that a failure to comply could have a material adverse effect on Investor Certificateholders;

          (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

          (d) as to which at all times following the transfer of such Receivable to the Trust, the Trust will have good and marketable title thereto free and clear of all Liens arising prior to the transfer or arising at any time under or through the Originator, the Servicer or the Transferor or its Affiliates (which Affiliates shall not include the Trust) other than Liens permitted pursuant to Section 2.08(b);

          (e) which has been the subject of either a valid transfer and assignment from the Transferor to the Trust of all of the Transferor's right, title and interest therein or the grant to the Trust of a perfected security interest which is prior to any interest of all third parties therein (and in the proceeds thereof), effective until the termination of the Trust;

          (f) which will at all times be the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (g)  which  constitutes  either   an  "account"  or  a     "general
intangible" under and as defined in Article 9 of the UCC as then in effect in the Commonwealth of Massachusetts and the States of New York and Ohio;

          (h) which, at the time of transfer to the Trust, has not been waived or modified except as permitted in accordance with Section 3.03(i);

          (i)  which is  not  subject to  any  right of  rescission,  setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or as to which the Servicer may, as described in Section 3.03(i), make an adjustment;


          (j) as to which, at the time of transfer of such Receivable by the Transferor to the Trust, or at the time of sale of such Receivable by the Originator to the Transferor, each of the Transferor and the Originator has satisfied all obligations on its part with respect to such Receivable required to be fulfilled pursuant to the Credit Card Agreement or in connection with the transfer and any applicable agreement pursuant to which such transfer occurs; and

          (k) as to which, at the time of transfer of such Receivable by the Transferor to the Trust, or at the time of sale of such Receivable by the Originator to the Transferor, each of the Transferor and the Originator has not taken any action which would impair or failed to take any action necessary to avoid impairing the rights of the Trust or the Certificateholders therein.

     "Eligible Servicer" shall mean the Trustee or a national banking
      -----------------
association formed by Bridgestone/Firestone to own credit card accounts and receivables or an entity which, at the time of its appointment as Servicer,
(i) is servicing a portfolio of consumer revolving credit card accounts, (ii) is legally qualified and has the capacity to service the Accounts, (iii) has demonstrated the ability to service professionally and completely a portfolio of similar accounts in accordance with high standards of skill and care and
(iv) is qualified to use the software that the Servicer is then currently using to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement.

     "Enhancement" shall mean, with respect to any Series, the letter of
      -----------
credit, liquidity facility, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract or agreement for the benefit of Certificateholders of such Series as designated in the applicable Supplement.

     "Enhancement Provider" shall mean, with respect to any Series, that
      --------------------
Person designated as such in the applicable Supplement.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
      -----
as amended.

     "Escrow Account" shall have the meaning specified in Section 4.01A(e).
      --------------

     "Exchange" shall mean either of the procedures described under Section
      --------
6.09.

     "Exchangeable Transferor Certificate" shall mean the certificate
      -----------------------------------
executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A-1 and exchangeable as provided in Section 6.09.
               -----------

     "Exchange Date" shall have the meaning, with respect to any Series
      -------------
issued pursuant to an Exchange, specified in Section 6.09.

     "Exchange Notice" shall have the meaning, with respect to any Series
      ---------------
issued pursuant to an Exchange, specified in Section 6.09.

     "FDIC" shall mean the Federal Deposit Insurance Corporation.
      ----

     "Final Trust Termination Date" shall have the meaning specified in
      ----------------------------
Section 12.01.

     "Finance Charge Collections" shall mean, with respect to any Collection
      --------------------------
Period, the amount of Collections allocated as Finance Charge Collections pursuant to Section 4.01(e).

     "Fitch" shall mean Fitch Investors Service, Inc.
      -----

     "Fifteen Percent Quarterly Cap" shall have the meaning specified in
      -----------------------------
Section 2.05(d).

     "Fixed Allocation Percentage" shall (i) have with respect to any Series,
      ---------------------------
the meaning specified in the applicable Supplement and (ii) with respect to the Bridgestone/Firestone Certificate, mean 1%.

     "Floating Allocation Percentage" shall (i) have with respect to any
      ------------------------------
Series, the meaning specified in the applicable Supplement and (ii) with respect to the Bridgestone/Firestone Certificate, mean 1%.

     "Governmental Authority" shall mean the United States of America, any
      ----------------------
state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Ineligible Receivable" shall have the meaning specified in Section
      ---------------------
2.06.

     "Initial Closing Date" shall mean December 2, 1992.
      --------------------

     "Initial Invested Amount" shall mean, with respect to any Series, the

      -----------------------
amount stated in the applicable Supplement.

     "Insurance Agreement" shall mean any insurance policy for the benefit
      -------------------
of the Originator or Bridgestone/Firestone covering any Obligor with respect to Receivables under such Obligor's Account.

     "Insurance Premiums" shall mean the amounts specified in the Insurance
      ------------------
Agreement applicable to each Account for insurance on such Account which are retained by the Originator, the Servicer or Bridgestone/Firestone from payments by the applicable Obligor or remitted to the Originator, the Servicer or Bridgestone/Firestone by the applicable insurance provider.

     "Insurance Proceeds" shall mean any amounts received by the Servicer,
      ------------------
the Originator or the Transferor from the applicable insurance providers pursuant to any insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

     "Interest Accrual Period" shall mean, with respect to any Series, the
      -----------------------
period during which interest accrues on such Series as specified in the related Supplement.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986,
      ---------------------
as amended from time to time.

     "Invested Amount" shall have, with respect to any Series, the meaning
      ---------------
specified in the applicable Supplement.

     "Invested Percentage" shall have, with respect to any Series, the
      -------------------
meaning specified in the applicable Supplement.

     "Investor Certificate" shall mean any one of the certificates
      --------------------
(including, without limitation, the Book-Entry Certificates or the Registered Certificates) executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement.

     "Investor Certificateholder" shall mean the holder of record of an
      --------------------------
Investor Certificate.

     "Investor Default Amount" shall have, with respect to any Series, the
      -----------------------
meaning specified in the applicable Supplement.

     "Investor Exchange" shall have the meaning specified in Section 6.09.
      -----------------


     "Issuance Date" shall mean, with respect to any Series, the date of
      -------------
initial issuance of such Series as specified in the related Supplement.

     "Late Fees" shall have the meaning specified in the Credit Card
      ---------
Agreement applicable to each Account for late fees or similar terms.

     "Letter of Credit Bank" shall mean The Sumitomo Bank, Limited, acting
      ---------------------
through its New York Branch, and the issuer of any substitute Servicer Letter of Credit delivered pursuant to Section 4.01A(c) or substitute Transferor Letter of Credit delivered pursuant to Section 4.01B(c).

     "Letter of Credit Reimbursement Agreement" shall mean the Letter of
      ----------------------------------------
Credit Reimbursement Agreement, dated as of December 2, 1992, between Bridgestone/Firestone and the Letter of Credit Bank, as from time to time amended, or any similar agreement between Bridgestone/Firestone and the issuer of any substitute Servicer Letter of Credit delivered pursuant to
Section 4.01A(c) or Transferor Letter of Credit delivered pursuant to Section 4.01B(c).

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted by Section 7.02 shall not
--------  -------
be deemed to constitute a Lien; provided, further, however, that the Lien
                                --------  -------  -------
created by the Agreement shall not be deemed to constitute a Lien.

     "Merchant Fees" shall mean all fees paid to the Originator in its
      -------------
capacity as credit card issuer, by Retail Establishments in connection with the Credit Card Program or any Alternative Program which are transferred by the Originator to the Transferor pursuant to the Purchase and Sale Agreement.

     "Minimum Transferor Interest Percentage" shall mean, with respect to any
      --------------------------------------
Collection Period with respect to any Series, the percentage specified in the Supplement in respect of such Series of Certificates.

     "Monthly Periodic Rate" shall mean the APR divided by 12.
      ---------------------

     "Monthly Servicing Fee" shall have, with respect to each Series, the

      ---------------------
meaning specified in Section 3.02.

     "Monthly Servicer's Certificate" shall have the meaning set forth in
      ------------------------------
Section 3.04(b).

     "Moody's" shall mean Moody's Investors Service, Inc.
      -------

     "Net Losses" shall mean, with respect to any Collection Period, the
      ----------
annualized percentage equivalent of a fraction the numerator of which is the Defaulted Amount less the amount of Recoveries with respect to such Collection Period and the denominator of which is the Aggregate Receivables as of the end of the preceding Collection Period.

     "New Discount Option Receivables" shall mean, for any Collection Period
      -------------------------------
ending on and after the date on which the Transferor's exercise of its discount option pursuant to Section 2.11 takes effect, the product of (a) the amount of any Eligible Receivables and Eligible Alternative Receivables created during such Collection Period and (b) the Discount Percentage.

     "Non-Designated Alternative Program" shall mean an Alternative Program
      ----------------------------------
which the Transferor has not designated as a Designated Alternative Program.

     "Obligor" shall mean, with respect to any Account, the Person or Persons
      -------
obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchants.

     "Officers' Certificate" shall mean, unless otherwise specified in the
      ---------------------
Agreement, a certificate signed by a Chairman of the Board, President or any Vice President and a Treasurer, Secretary, Assistant Secretary, or Assistant Treasurer or, in the case of a Successor Servicer, a certificate signed by a Vice President and the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer, and delivered to the Trustee.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may
      ------------------
be counsel of the Transferor and who shall be reasonably acceptable to the Trustee; provided, however, that any opinion of counsel regarding federal
         --------  -------
income tax consequences shall be rendered by independent outside counsel.

     "Originator" shall mean Credit First (successor to Society National
      ----------
Bank) or any successor originator of Accounts as herein provided.

     "Participation Agreement" shall mean the Amended and Restated

      -----------------------
Participation Agreement, dated as of October ___, 1996, by and between Bridgestone/Firestone and the Transferor, as the same may be supplemented, modified, amended or amended and restated from time to time.

     "Paying Agent" shall mean any paying agent appointed pursuant to Section
      ------------
6.06 and shall initially be the Trustee.

     "Payoff Date" shall have the meaning specified in Section 4.01A(e).
      -----------

     "Periodic Finance Charges" shall have the meaning specified in the
      ------------------------
Credit Card Agreement applicable to each Account for finance charges (based on a periodic rate) or similar term.

     "Permitted Investments" shall mean (a) negotiable instruments or
      ---------------------
securities represented by instruments in bearer or registered form which evidence (i) obligations fully guaranteed as to timely payment by the United States of America; (ii) certificates of deposit of, or bankers' acceptances issued by, any depository institution or trust company incorporated or licensed under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities (which may be the Trustee or the Originator or an Affiliate of either); provided, however, that at the time
                                       --------  -------
of the Trust's investment or reinvestment or contractual commitment to invest or reinvest therein, such depository institution or trust company shall have the highest short-term rating granted by each Standard & Poor's and Moody's;
(iii) commercial paper having, at the time of the Trust's investment or reinvestment or contractual commitment to invest or reinvest therein, a rating from each Standard & Poor's and Moody's in the highest short-term category granted by Standard & Poor's or Moody's, as applicable; (iv) investments in money market funds having the highest long-term rating granted by each Standard & Poor's and Moody's and maintained by commercial banks having unimpaired capital and unimpaired surplus of at least $500,000,000;
(v) eurodollar time deposits having the highest long-term rating granted by each Standard & Poor's and Moody's; (vi) repurchase agreements involving any of the Permitted Investments described in clauses (i) through (iv) above so long as the other party to the repurchase agreement has the rating described in clause (iii) above; and (vii) any other investment, if each Standard & Poor's and Moody's confirms in writing that such investment will not adversely affect any ratings with respect to any Series of Investor Certificates, and (b) demand deposits or time deposits in the name of the Trust or the Trustee in any depository institution or trust company referred to in (a)(ii) above. For the purpose of this definition, "highest short-term rating" when used in respect of Standard Poor's shall mean "A-1+" and in respect of Moody's shall mean "P-1".

     "Person" shall mean any legal person, including any individual,
      ------
corporation, partnership,  joint venture,  association, joint-stock  company,

trust, unincorporated organization, governmental entity or other entity of similar nature.

     "Pool Factor" shall mean, unless any Series is issued in more than one
      -----------
Class as stated in any related Supplement, with respect to any Series and any Record Date, a number (carried out to eight decimal places) representing the quotient of (i) the applicable Invested Amount as of such Record Date (determined after taking into account any reduction in the applicable Invested Amount which will occur on the following Distribution Date) and (ii) the applicable Initial Invested Amount.

     "Portfolio Yield" shall mean, with respect to any Collection Period, the
      ---------------
annualized percentage equivalent of a fraction the numerator of which is the amount of Finance Charge Collections for such Collection Period, calculated on (an accrual) basis after subtracting the Defaulted Amount, and the denominator of which is the Aggregate Receivables as of the end of the preceding Collection Period.

     "Principal Collections" shall mean that portion of Collections not
      ---------------------
deemed to be Finance Charge Collections.

     "Principal Shortfalls" shall mean, with respect to any Collection Period
      --------------------
and any outstanding Series, the amount which the related Supplement specifies as the "Principal Shortfall" for such Business Day.

     "Principal Terms" shall have the meaning, with respect to any Series
      ---------------
issued pursuant to an Exchange, specified in Section 6.09(c).

     "Purchase and Sale Agreement" shall mean the Amended and Restated
      ---------------------------
Purchase and Sale Agreement by and among the Originator, Bridgestone/Firestone and the Transferor, dated as of October __, 1996, as the same has been and may be further supplemented, modified, amended or amended and restated from time to time.

     "Rapid Amortization Period" shall mean, with respect to any Series of
      -------------------------
Certificates, the period specified in the related Supplement.

     "Rating Agency" shall mean, with respect to each Series, the rating
      -------------
agency or rating agencies that rated such Series, including Fitch, Moody's and Standard & Poor's.

     "Reassignment" shall have the meaning specified in Section 2.10.
      ------------

     "Receivables" shall mean, for both the Credit Card Program and any
      -----------

Alternative Program, all amounts transferred to the Transferor, payable by Obligors on any Account, from time to time as shown on the Servicer's records, including, without limitation, amounts payable for purchases of goods or services and, if applicable, amounts payable for Periodic Finance Charges, Late Fees, Returned Check Fees, returned convenience check fees, cash advance fees and credit related insurance.

     "Record Date" shall mean with respect to any Distribution Date, unless
      -----------
otherwise provided in any Supplement for the related Series, the fifteenth day of the preceding calendar month.

     "Recoveries" shall mean all amounts or payments received by the Servicer
      ----------
with   respect  to  Receivables   which  have  previously   become  Defaulted
Receivables net of reasonable expenses.

     "Registered Certificates" shall have the meaning specified in Section
      -----------------------
6.01.

     "REMARC Purchase Agreement" shall mean each purchase agreement with
      -------------------------
respect to the Series 1992-B Class A REMARCs, as such agreements may be amended or supplemented from time to time.

     "Removal Date" shall have the meaning specified in Section 2.10.
      ------------

     "Removal Notice Date" shall mean, with respect to any Removed Account,
      -------------------
the last day in the month preceding the month in which the Removal Date for such Removed Account occurs.

     "Removed Accounts" shall have the meaning specified in Section 2.10.
      ----------------

     "Repurchase Terms" shall mean, with respect to any Series issued
      ----------------
pursuant to an Exchange, the terms and conditions under which the Transferor may repurchase such Series pursuant to Section 12.02 as modified by the related Supplement.

      "Requirements of Law" for any Person shall mean the certificate of
       -------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

     "Responsible Officer" when used with respect to the Trustee shall mean

      -------------------
any officer within the Corporate Trust Office (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "Retail Establishments" shall mean Bridgestone/Firestone stores and
      ---------------------
dealers and marketers of Bridgestone/Firestone products and certain other dealers and marketers of automotive products and services, which are unaffiliated with Bridgestone/Firestone.

     "Returned Check Fee" shall have the meaning specified in the Credit Card
      ------------------
Agreement applicable to each Account for returned check fees or similar terms.

     "Revolving Period" shall mean, with respect to any Series, the period
      ----------------
specified in the related Supplement.

     "Series" shall mean any series of Investor Certificates.
      ------

     "Series Termination Date" shall mean, with respect to any Series, the
      -----------------------
date stated in the related Supplement.

     "Service Transfer" shall have the meaning specified in Section 10.01.
      ----------------

     "Servicer" shall initially mean Bridgestone/Firestone and thereafter any
      --------
Person appointed as successor as herein provided to service the Receivables.

     "Servicer Default" shall have the meaning specified in Section 10.01.
      ----------------

     "Servicer Letter of Credit" shall mean a letter of credit for the
      -------------------------
benefit of the Trustee issued by the Letter of Credit Bank in substantially the form of Exhibit D hereto.
            ---------

     "Servicing Fee" shall have the meaning specified in Section 3.02.
      -------------

     "Servicing Fee Percentage" shall mean, with respect to any Series, the
      ------------------------
percentage specified in the related Supplement.


     "Servicing Officer" shall mean any officer of the Servicer involved in,
      -----------------
or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     "Series 1996-1 Closing Date" shall mean October 31, 1996.
      --------------------------

     "Shared Excess Finance Charge Collections" shall mean, with respect to
      ----------------------------------------
any Determination Date, the aggregate amount of Excess Finance Charge Collections for all outstanding Series that the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" available to be allocated to other Series for the related Collection Period.

     "Shared Principal Collections" shall mean, with respect to any
      ----------------------------
Determination Date, the aggregate amount of Principal Collections for all outstanding Series that the related Supplements specify are to be treated as "Shared Principal Collections" available to be allocated to other Series for the related Collection Period.

     "Special Drawing" shall mean a drawing under the Servicer Letter of
      ---------------
Credit  or Transferor Letter of Credit, as the  case may be, made pursuant to
Section 4.01A or 4.01B hereof.

     "Standard & Poor's" shall mean Standard & Poor's Corporation.
      -----------------

     "Stated Amount" shall have, with respect to the Servicer Letter of
      -------------
Credit, the meaning specified in the Servicer Letter of Credit and, with respect to the Transferor Letter of Credit, the meaning specified in the Transferor Letter of Credit.

     "Successor Servicer" shall have the meaning specified in Section 10.02.
      ------------------

     "Supplement" shall mean, with respect to any Series, a supplement to
      ----------
this Agreement complying with the terms of Section 6.09, executed in conjunction with any issuance of any Series.

     "Ten Percent Number Test" shall have the meaning specified in Section
      -----------------------
2.05(d).

     "Ten Percent Aggregate Test" shall have the meaning specified in Section
      --------------------------
2.05(d).

     "Termination Date" shall have the meaning specified in the Servicer

      ----------------
Letter of Credit.

     "Termination Notice" shall have, with respect to any Series, the meaning
      ------------------
specified in Section 10.01.

     "Transfer" shall have the meanings specified in Section 2.01.
      --------

     "Transfer Agent and Registrar" shall have the meaning specified in
      ----------------------------
Section 6.03 and shall initially be the Trustee.

     "Transfer Date" shall mean, with respect to any Distribution Date, the
      -------------
Business Day next preceding such Distribution Date.

     "Transfer Deposit Amount" shall mean, with respect to any Receivable for
      -----------------------
any Distribution Date, an amount equal to the amount of the Receivable at the end of the Collection Period for such Distribution Date, plus finance charges at the APR on the balance for such Receivable from the last date billed through the end of such Collection Period to the extent not included in the amount of the Receivable.

     "Transferor" shall mean Firestone Retail Credit Corporation, a
      ----------
corporation organized and existing under the laws of the Commonwealth of Massachusetts.

     "Transferor Amount" shall mean, with respect to any day, Aggregate
      -----------------
Receivables for such day minus the sum of (i) the Aggregate Invested Amount
                         -----
(less the principal amount on deposit in any  principal funding accounts) and
(ii) the B/F Amount.


     "Transferor Escrow Account" shall have the meaning specified in Section
      -------------------------
4.01B(d).

     "Transferor Exchange" shall have the meaning specified in Section 6.09.
      -------------------

     "Transferor Interest" shall have the meaning specified in Section
      -------------------
4.01(a).

     "Transferor Letter of Credit" shall mean a letter of credit for the
      ---------------------------
benefit of the Trustee issued by the Letter of Credit Bank in substantially the form of Exhibit I hereto.

            ---------

     "Transferor Percentage" shall mean when used with respect to Finance
      ---------------------
Charge Collections, Principal Collections and the amount of Defaulted Receivables, 100% minus the sum of the applicable Invested Percentages with
                  -----
respect to all Series then issued and outstanding and the B/F Percentage.

     "Transferor Retained Certificates" shall mean Investor Certificates of
      --------------------------------
any Series which the Transferor is required to retain pursuant to the terms of any Supplement.

     "Transferred Account" shall mean a credit card account (including an
      -------------------
account arising from an Alternative Program) with respect to which a new credit card account number has been issued by the Servicer because (i) a credit card was lost or stolen, (ii) separate accounts were merged into a single joint account, (iii) multiple accounts for a single individual were merged into a single individual account, or (iv) a joint account was converted to an individual account as a result of divorce or the death of a spouse, each under circumstances not requiring standard application and credit evaluation procedures under the Credit Card Guidelines and which can be traced or identified by reference to or by way of the lists delivered to the Trustee in disc or tape format pursuant to Sections 2.01 and 2.05, as an account into which an Account has been transferred.

     "Trust" shall mean the trust created by this Agreement.
      -----

     "Trust Assets" shall have the meaning specified in Section 2.01.
      ------------

     "Trustee" shall mean The Fuji Bank and Trust Company, a banking
      -------
corporation organized and existing under the laws of the State of New York, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Trustee at the time serving as successor Trustee hereunder.

     "Twenty Percent Yearly Cap" shall have the meaning specified in Section
      -------------------------
2.05(d).

     "UCC" shall mean the Uniform Commercial Code, as amended from time to
      ---
time, as in effect in any specified or applicable jurisdiction.

     "Unallocated Principal Collections" shall have the meaning described in
      ---------------------------------
Section (      ) 4.01(f).

     "Undivided Interest" shall mean the undivided interest of any

      ------------------
Certificateholder in the Trust.

     "Vice President" when used with respect to the Originator,
      --------------
Bridgestone/Firestone or the Transferor shall mean any vice president whether or not designated by a word or number of words added before or after the title "vice president."

     Section 1.02  Other Definitional Provisions.
                   -----------------------------

          (a) All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.01 of the Agreement, and accounting terms partly defined in Section
1.01 of the Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

          (c) The agreements, representations and warranties of the Transferor and the Servicer in this Agreement shall be deemed to be the agreements, representations and warranties of the Transferor and the Servicer, respectively, solely in each such capacity for so long as either of them acts in each such capacity under this Agreement.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to any Supplement or this Agreement as a whole and not to any particular provision of such Supplement or this Agreement, as the case may be; and Article, Section, Subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Articles, Sections, Subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified.


                              (END OF ARTICLE I)


                                  ARTICLE II

                     CONVEYANCE; ISSUANCE OF CERTIFICATES

     Section 2.01  Conveyance.  By execution of this Agreement, the
                   ----------
Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse (except as specifically provided herein) (the making of such transfer, assignment, set-over and conveyance being a "Transfer," and so to transfer, assign, set over

                             --------
and otherwise convey being to "Transfer"), all of its right, title and interest in, to and under the Eligible Receivables now existing and hereafter created in any Eligible Accounts whether now existing or hereafter created on or after the Cut-off Date, all amounts due or to become due on or after the Cut-Off Date and all amounts received with respect thereto, including all Recoveries relating thereto (net of related expenses), Insurance Proceeds (net of related expenses), all of its right, title and interest in, to and under the Participation Agreement, the Purchase and Sale Agreement and any Insurance Premiums paid under any Insurance Agreements and all proceeds of any Insurance Agreement. Such property, together with the Collection Account and all amounts on deposit in or credited to the Collection Account (excluding any investment earnings on any such deposited amount) and any other account or accounts maintained for the benefit of the Certificateholders and available under any Enhancement to be provided by an Enhancement Provider for any Series for payment to Certificateholders and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York and the Commonwealth of Massachusetts) of any of the foregoing shall constitute the assets of the Trust (the "Trust Assets"). The foregoing
                                         ------------
transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Investor Certificateholder of any obligation of the Transferor or the Servicer or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any merchants, Obligors or insurers.

     In connection with such conveyance, the Transferor agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created for the transfer of accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Receivables to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee on or prior to the date of issuance of the Certificates. The Trustee shall be under no obligation whatsoever to file such financing statements or make any other filings under the UCC in connection with such conveyance. The Trustee shall be entitled to rely upon the filings made by the Transferor.

     In connection with such conveyance, the Transferor further agrees, at its own expense, on or prior to the Series 1996-1 Closing Date (a) to indicate on its books and records that all Receivables created in connection with the Accounts have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (b) to deliver to the Trustee a true and complete list of all such Accounts specifying for each such Account, as of the Cut-Off Date its account number. Such list shall be marked as
Schedule 1 to this Agreement and is hereby incorporated into and
          ----------
made a part of this Agreement. The Transferor shall subsequently deliver to the Trustee on each Transfer Date a true and complete listing of all new Accounts and account numbers as of the last day of the Collection Period ending immediately prior to such date. Each such list shall be added as an addendum to this Agreement and is hereby incorporated by reference.

     Section 2.02  Acceptance by Trustee.
                   ---------------------
          (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the Trust Assets, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01, and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered to the Trustee the list described in the last paragraph of Section 2.01.

          (b) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information, if any, contained in the lists marked as Schedule 1 delivered to the Trustee by the Transferor pursuant to
          ----------
Section 2.01 or Section 2.05, except as may be required by law, as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 10.02. The Trustee agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Transferor to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours. The Trustee shall make reasonable efforts to provide the Transferor with written notice five days prior to any disclosure pursuant to this Section 2.02(b).

          (c) The Trustee shall have no power to create, assume or incur indebtedness, beneficial interests or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          (d) Without prejudice to Section 2.01, the parties hereto intend that this Agreement, which constitutes a security agreement under the UCC, is a grant of a "security interest" (as defined in the UCC as in effect in the State of New York) in the Receivables and the proceeds thereof to the Trust.

     Section 2.03  Representations and Warranties of the Transferor Relating
                   ---------------------------------------------------------
to the Transferor.  The Transferor hereby represents and warrants to the
-----------------
Trustee, on behalf of the Trust, as of the Series 1996-1 Closing Date, and with respect to any Series, as of its Closing Date, unless otherwise stated in such Supplement, that:

          (a)  Organization and Good Standing.  The Transferor is a
               ------------------------------
corporation duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts, and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated under this Agreement and to execute and deliver to the Trustee pursuant hereto the Certificates and, in all material respects, to own its property and conduct its business as such properties are presently owned and such business is presently conducted.

          (b)  Due Qualification.  The Transferor is duly qualified to do
               -----------------
business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Transferor, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals could reasonably be expected to render any Credit Card Agreement relating to an Account or any Receivable unenforceable by the Transferor or the Trust or could reasonably be expected to have a material adverse effect on the Certificateholders; provided that
                                                             --------
no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Account or any Receivable.

          (c)  Due Authorization.  The execution and delivery of the Purchase
               -----------------
and Sale Agreement, the Participation Agreement and this Agreement and the execution and delivery to the Trustee of the Certificates by the Transferor and the consummation of the transactions provided for in this Agreement have been duly authorized by the Transferor by all necessary corporate action on the part of the Transferor.

          (d)  Binding Obligation.  The Purchase and Sale Agreement, the
               ------------------
Participation Agreement and this Agreement each constitutes a legal, valid and binding obligation of the Transferor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e)  No Violation.  The execution and delivery of the Purchase and
               ------------
Sale Agreement, the Participation Agreement and this Agreement and the Certificates, the performance of the transactions contemplated by the Purchase and Sale Agreement, the Participation Agreement and this Agreement and the fulfillment of the terms hereof will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to the Transferor or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it or its properties is bound.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
pending or, to the best knowledge of the Transferor, threatened against the Transferor, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of the Purchase and Sale Agreement, this Agreement, the Participation

Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Purchase and Sale Agreement, this Agreement, the Participation Agreement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, could materially and adversely affect the performance by the Transferor of its obligations under the Purchase and Sale Agreement, the Participation Agreement or this Agreement (other than a ruling or determination with respect to which there is no reasonable likelihood of such an effect), (iv) seeking any determination or ruling that could materially and adversely affect the validity or enforceability of this Agreement, the Participation Agreement or the Certificates (other than a ruling or determination with respect to which there is no reasonable likelihood of such an effect), or (v) seeking to affect adversely the income tax attributes of the Trust.

          (g)  All Consents Required.  All approvals, authorizations,
               ---------------------
consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Transferor of the Purchase and Sale Agreement, the Participation Agreement, this Agreement and the Certificates, the performance by the Transferor of the transactions contemplated by the Purchase and Sale Agreement, this Agreement and the fulfillment by the Transferor of the terms hereof have been obtained.

     The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Trust Assets to the Trust, and the termination of the rights and obligations of the Servicer pursuant to Section
10.01. Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

     Section 2.04  Representations and Warranties Relating to the Agreement
                   --------------------------------------------------------
and the Receivables.
-------------------

          (a)  Representations and Warranties.  The Transferor and
               ------------------------------
Bridgestone/Firestone hereby, jointly and severally represent and warrant to the Trustee, on behalf of the Trust, with respect to any Series, as of the date of its related Supplement and Closing Date, unless otherwise stated in such Supplement, and, with respect to any Series and matters involving Additional Accounts as of the date of the Transfer of such Additional Accounts and with respect to matters involving Eligible Alternative Accounts, as of the related Addition Date that:

               (i) the Purchase and Sale Agreement, the Participation Agreement, this Agreement and, in the case of Eligible Alternative Accounts, the related Assignment, each constitutes legal, valid and binding obligations of the Transferor enforceable against the Transferor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

               (ii) as of the Series 1996-1 Closing Date, Schedule 1 to this
                                                          ----------
Agreement is and, as of the applicable Addition Date with respect to Eligible Alternative Accounts added pursuant to Sections 2.05(b), 2.05(c) and 2.05(d), will be, an accurate and complete listing of all the Accounts in all material respects as of the Cut-Off Date or the applicable Addition Notice Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is and will be true and correct in all material respects as of such applicable Cut-Off Date or Addition Notice Date; as of the Series 1996-1 Closing Date, the amount of Aggregate Receivables was $____________; no selection procedures believed by the Transferor or
Bridgestone/Firestone   to    be   adverse   to    the   interests    of
Certificateholders has or shall have been used in selecting the Accounts;

               (iii) each Receivable existing on the Series 1996-1 Closing Date or thereafter arising in an Eligible Account or, in the case of Eligible Alternative Accounts, on the Addition Date and thereafter arising, has been conveyed to the Trust free and clear of any Lien other than Liens permitted by Section 2.08(b);

               (iv) with respect to each Receivable existing on the Series 1996-1 Date or thereafter arising in an Eligible Account, in the case of Eligible Alternative Accounts, on the Addition Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect;

               (v)  this Agreement and,  in the case of  Eligible Alternative
     Accounts, the related Assignment, either constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in the Receivables and the proceeds thereof, or, if this Agreement and, in the case of Eligible Alternative Accounts, the related Assignment, does not constitute a valid transfer and assignment of such property of the Transferor, it constitutes a grant of a "security interest" (as defined in the UCC as in effect in the State of New York and the Commonwealth of Massachusetts) in such property of the Transferor to the Trust, which, in the case of Receivables existing or thereafter arising in an Eligible Account and the proceeds thereof, is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such Eligible Alternative Receivables hereafter created and the proceeds thereof upon such creation and which will be enforceable with respect to Eligible Alternative Accounts upon execution and delivery of the related
     Assignment.   Upon the filing  of any financing statements  described in
     Section 2.01 and, in  the case of the  Receivables hereafter created  or transferred to the Trust and the proceeds thereof, upon the creation or transfer thereof, the Trust shall have a first priority perfected security or ownership interest in such property of the Transferor except for Liens permitted under Section 2.08(b); provided, however, that such
                                                 --------  -------
security interest in proceeds shall remain perfected after 10 days from their receipt by the Transferor only to the extent that such proceeds are identifiable cash proceeds or come into the Trust's possession within the applicable 10-day period; and

     provided, further, that the Transferor makes no representation or
     --------  -------
warranty with respect to the effect of Section 9-306(4) of the UCC on the rights of the Trust to proceeds held by the Transferor at the time proceedings under any Debtor Relief Laws are instituted by or against the Transferor. Except as otherwise provided in this Agreement, neither the Transferor nor any Person claiming through or under the Transferor has any claim to or interest in the Collection Account; and

               (vi) as of the Series 1996-1 Closing Date, each Receivable existing on such date is (or if such Receivable comes into existence in the future, will be) an Eligible Receivable in all material respects and, in the case of Eligible Alternative Accounts, as of the Addition Date, each Receivable transferred to the Trust with respect to such Eligible Alternative Account is (or if such Receivable comes into existence in the future, will be) an Eligible Receivable.

          (b)  Notice of Breach.  The representations and warranties set
               ----------------
forth in this Section 2.04 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by the Transferor, Bridgestone/Firestone, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.04, the party discovering such breach shall give prompt written notice to the others.

     Section 2.05  Addition of Accounts.
                   --------------------

          (a) All accounts created after the Series 1996-1 Closing Date which meet the definition of Eligible Accounts shall be included as Accounts from and after the date upon which such Eligible Accounts are created and all Receivables in such Eligible Accounts, whether such Receivables are existing or thereafter created, shall be transferred automatically to the Trust upon purchase by the Transferor from the Originator.

          (b) Subject to Section 2.05(c) and (d), the Transferor may, but shall not be obligated to, designate from time to time additional credit card accounts with respect to receivables arising from Alternative Programs ("Eligible Alternative Accounts") to be included as Accounts and convey the Eligible Alternative Receivables arising from such Eligible Alternative Accounts to the Trust.

          (c) The Transferor shall be permitted to designate and assign Eligible Alternative Receivables from Eligible Alternative Accounts only upon satisfaction of the following conditions:

               (i) The Transferor shall designate only Eligible Alternative Accounts;

               (ii) On or prior to each Addition Date in respect of Eligible Alternative Accounts, the Transferor shall have executed and delivered to the Trustee a written assignment (including an acceptance by the Trustee for the benefit of the Certificateholders) in substantially the form of Exhibit B (the "Assignment") and a true and complete list
             ---------       ----------
identifying all such Eligible Alternative Accounts specifying for each such Account, as of the Addition Notice Date, its account number. Such list shall be as of the Addition Date with respect to such Assignment and shall be incorporated into and made part of such Assignment and this Agreement; in the event that the Servicer is then required to make daily deposits into the Collection Account pursuant to Section 4.01(h), the Transferor on or prior to each Addition Date will deposit into the Collection Account an amount equal to the Collections which have been processed on the Eligible Alternative Accounts from their applicable Addition Notice Date through the Business Day preceding such Addition Date;

               (iii) The Transferor represents and warrants (x) as of each Addition Date with respect to Eligible Alternative Accounts added pursuant to Sections 2.05(b) and 2.05(c) that (a) the list of Eligible Alternative Accounts, as of the Addition Notice Date, complies in all material respects with the requirements of paragraph (ii) above and (b) no selection procedure was utilized by the Transferor in selecting the Eligible Alternative Accounts which is adverse to the interests of the Investor Certificateholders; and (y) as of the Addition Notice Date and as of the Addition Date, the Transferor is not insolvent;

               (iv) The Transferor shall have delivered to the Trustee written confirmation from each Rating Agency that such Rating Agency will not reduce or withdraw its rating on any outstanding Series as a result of such addition;

               (v) On or before each Addition Date, the Transferor shall deliver a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (ii), (iii) and (iv) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to matters set forth therein and shall incur no liability in so relying; and

               (vi) On or before each Addition Date, the Transferor shall deliver to the Trustee and each Rating Agency, an Opinion of Counsel (which, in this instance, shall be outside counsel to the Transferor) with respect to the Receivables in the Eligible Alternative Accounts substantially in the form of Exhibit F.

     Upon satisfaction of the above conditions, the Transferor shall execute and deliver the Assignment to the Trustee, and the Eligible Alternative Receivables from the Eligible Alternative Accounts shall be conveyed to the Trust as provided in the Assignment.


          (d) The Transferor shall be permitted to designate Eligible Alternative Accounts and convey such Eligible Alternative Accounts and the Eligible Alternative Receivables arising out of such Eligible Alternative Accounts pursuant to Sections 2.05(b) and (c) until either (i) the number of Eligible Alternative Accounts equal 10% of the number of Eligible Accounts and Eligible Alternative Accounts (the "Ten Percent Number Test") or (ii) the aggregate dollar amount of Eligible Alternative Accounts equals 10% of the aggregate dollar amount of Eligible Accounts and Eligible Alternative Accounts (the "Ten Percent Aggregate Test"); together with the Ten Percent Number Test, the "Ten Percent Tests"). When either Ten Percent Test has been met, the Transferor must request written confirmation from each Rating Agency that such Rating Agency will not reduce or withdraw its rating on any outstanding Series as a result of the inclusion of additional Eligible Alternative Accounts from a designated Alternative Program and the related Eligible Alternative Receivables. The Transferor is not required to obtain written confirmation from each Rating Agency if the Transferor elects to maintain (x) the number of Eligible Alternative Accounts below the Ten Percent Number Test and (y) the aggregate dollar amount of Eligible Alternative Receivables below the Ten Percent Aggregate Test.

     When each Rating Agency has rendered its written consent to the continued inclusion of Eligible Alternative Accounts from a Designated Alternative Program, the Transferor may continue to transfer Eligible
Alternative Accounts from a designated Alternative Program to the Trust, provided that (i) the number of Eligible Alternative Accounts relating to a Designated Alternative Program does not exceed 20% of the number of Eligible Accounts and Eligible Alternative Accounts, calculated as of December 31, of each calendar year (the "Twenty Percent Yearly Cap") and (ii) the number of Eligible Alternative Accounts relating to a Designated Alternative Program does not exceed 15% of the number of Eligible Accounts and Eligible Alternative Accounts, calculated as of March 31, June 30, September 30 and December 31 of each year for the preceding three Collection Periods (the "Fifteen Percent Quarterly Cap"). In addition, the Transferor may continue to transfer Eligible Alternative Accounts from Non-Designated Alternative Programs, subject to the Ten Percent Number Test and the Ten Percent Aggregate Test.

     Section 2.06  Transfer of Ineligible Receivables.
                   ----------------------------------

          (a) In the event of a breach with respect to a Receivable of any representations and warranties set forth in Section 2.04(a)(iii) or in the event that a Receivable is not an Eligible Receivable or Eligible Alternative Receivable, as applicable, as a result of the failure to satisfy the conditions set forth in clause (d) of the definition of Eligible Receivable:

               (i) if the Lien of the subject Receivable is not of the type otherwise described in clause (ii) below, and as a result of such breach or event such Receivable becomes a Defaulted Receivable or the Trust's rights in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien, then each such Receivable shall be automatically removed from the Trust on the terms and conditions set forth below; or

               (ii) if such Lien meets any of the following conditions: (1) such Lien arises in favor of the United States of America or any state or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or (2) such Lien has been consented to by the Transferor, then in the case of clause (1) upon the earlier to occur of the discovery of such breach or event by the Transferor or the Servicer or receipt by the Transferor and the Servicer of written notice of such breach or event given by the Trustee or in the case of clause
     (2), immediately upon the occurrence of such breach, each such Receivable shall be automatically removed from the Trust on the terms and conditions set forth below.

          (b) In the event of a breach of any representations and warranties set forth in Section 2.04(a)(iv) or 2.04(a)(vi) or in the event any Receivable is not at any time an Eligible Receivable or Eligible Alternative Receivable, as applicable, for any reason other than the failure to satisfy the conditions set forth in clause (d) of the definition of Eligible Receivable then, upon the expiration of 60 days from the earlier to occur of the discovery of any such event by the Transferor or Bridgestone/Firestone, or receipt by the Transferor or Bridgestone/Firestone of written notice of any such event given by the Trustee, the Servicer or the Originator each such Receivable shall be removed from the Trust on the terms and conditions set forth below; provided, however, that no such removal shall be required to be
             --------  -------
made with respect to a Receivable which is not an Eligible Receivable or Eligible Alternative Receivable, as applicable, to be removed pursuant to this sentence if the event giving rise to the obligation to remove such Receivable from the Trust and any material adverse effect on the interests of Investor Certificateholders in such Receivable shall be cured by the Servicer.


          (c)  When required with respect to a Receivable (an  "Ineligible
                                                                ----------
Receivable") by the provisions of Section 2.06(a) or 2.06(b), such Receivable
----------
shall be automatically removed from the Trust by deducting the amount of each such Ineligible Receivable from the amount of Receivables in the Trust, and the Transferor shall immediately make a deposit in the Collection Account in immediately available funds in an amount equal to the Transfer Deposit Amount. Such deposit shall be considered a payment in full of the Ineligible Receivable and shall be applied as a Finance Charge Collection or Principal Collection, as applicable, in accordance with Article IV. On and after the date of such removal, each Ineligible Receivable so removed shall not be included in the calculation of any Invested Percentage, the Transferor Percentage or the Transferor Amount. In the event that the exclusion of an Ineligible Receivable from the calculation of the Transferor Amount would cause the Transferor Amount to be a negative number or would otherwise not be permitted by law, such Ineligible Receivable shall not be included in the calculation of the B/F Amount. In the event that such exclusion would cause the B/F Amount to be a negative number, such Ineligible Receivable shall not be removed from the Trust. Upon each removal of an Ineligible Receivable from the Trust, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof, provided that any Periodic Finance Charges relating to such Ineligible Receivable accrued through the date of removal of such Ineligible Receivable and not otherwise included in the Transfer Deposit Amount shall continue to be property of the Trust. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Transferor to effect the conveyance of such Ineligible Receivable pursuant to this Section. In the event that on any day within 60 days of the date on which the removal of an Ineligible Receivable from the Trust pursuant to this Section is effected, the applicable representations and warranties shall be true and correct in all material respects on such date, the Transferor may, but shall not be required to, direct the Servicer to include such Receivable in the Trust by adding such Receivable to the Receivables in the Trust. Upon addition of a Receivable to the Trust pursuant to this Section, the Transferor and Bridgestone/Firestone shall have been deemed to have made the applicable representations and warranties in Section 2.04(a) as of the date of such addition, as if the Receivable had been created on such date, and shall execute all such necessary documents and instruments of transfer or assignment and take such other actions as shall be necessary to effect and perfect the reconveyance of such Receivable to the Trust. The obligation of the Transferor set forth in this Section, or the automatic removal of such Receivable from the Trust, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced Sections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders.

     Section 2.07  Purchase of Certificates.  In the event of any breach of
                   ------------------------
any of the representations  and warranties set forth in  Sections 2.03(d) and
(g) or 2.04(a)(i) through 2.04(a)(v) and such event could have a material adverse effect on Investor Certificateholders, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of all Series, by notice then given in writing to the Transferor (and to the Trustee and the Servicer if given by the Investor Certificateholders), may direct the Transferor to purchase all Certificates of all Series outstanding within 60 days of such notice, or within such longer period as may be specified in such notice and the Transferor shall be obligated to make such purchase on a Distribution Date occurring within such period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if,
--------  -------
during such applicable period, the breached representations and warranties contained shall be satisfied in all material respects and any material adverse effect on the Investor Certificateholders caused thereby shall have been cured. The Transferor shall deposit in the Collection Account on a Transfer Date occurring within the applicable period an amount equal to the purchase price (as described in the next succeeding sentence) for the Investor Certificates. The purchase price for any such purchase will be equal to the sum of (a) the Invested Amount of such Series at the end of the day on the Record Date preceding the date such deposit is made, plus (b) an
                                                                ----
amount equal to all monthly interest accrued but unpaid on the Investor Certificates of such Series for the related Interest Accrual Period for the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to Section 12.03 and all prior Distribution Dates. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the Collection Account shall be distributed to the Investor Certificateholders of such Series on such Distribution Date pursuant to Section 12.03. Payment of such purchase price into the Collection Account in immediately available funds shall otherwise be considered a prepayment of Receivables. If the Trustee or the Investor Certificateholders give notice directing the Transferor to purchase the Investor Certificates of any Series as provided above, the obligation of the Transferor to purchase the Investor Certificates of such Series pursuant to this Section 2.07 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.07 available to such Investor
Certificateholders   (or   the   Trustee   on   behalf   of   such   Investor
Certificateholders).

     Section 2.08  Covenants of the Transferor.  The Transferor hereby
                   ---------------------------
covenants that:

          (a)  Receivables Not to be Evidenced by Promissory Notes or Chattel
               --------------------------------------------------------------
Paper.   The Transferor will take no action to cause any Receivable to be
-----
evidenced by any instrument (as defined in the UCC as in effect in the States of New York and Ohio or the Commonwealth of Massachusetts). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.

          (b)  Security Interests.  Except for the conveyances hereunder, the
               ------------------
Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein, and the Transferor shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided,
                                                                  --------
however, that nothing in this Section 2.08(b) shall prevent or be deemed to
-------
prohibit the Transferor from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

          (c)  Periodic Finance Charges.  The Transferor hereby agrees that,
               ------------------------
except as  otherwise required  by any  Requirement of  Law applicable  to the

Transferor or as is deemed by the Originator to be necessary in order for the Originator to maintain its business on a competitive basis based on a good faith assessment by the Originator of the nature of its competition in its business, it shall not at any time reduce the APR of the Periodic Finance Charges assessed on the Receivables and/or any fees charged on any of the Accounts, if as a result of any such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate of any Series.

          (d)  Credit Card Agreements and Guidelines.  The Transferor shall
               -------------------------------------
ensure compliance with the obligations under the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. Subject to compliance with all Requirements of Law the failure to comply with which would have a
material  adverse   effect  on  the  Investor   Certificateholders,  the
Transferor shall not agree to any change in the terms and provisions of the Credit Card Agreement or the Credit Card Guidelines in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs and the periodic finance charge to be assessed thereon) unless in the reasonable judgment of the Transferor (a) if it owns a comparable segment of credit card accounts, then such change is made applicable to such comparable segment which has characteristics the same as, or substantially similar to, the Accounts which are the subject of such change and which were existing on the Cut-Off Date and (b) if it does not own such a comparable segment, it will not make any such change with the intent to materially benefit the Transferor over the Investor Certificateholders.

          (e)  Account Allocations.  In the event that the Transferor is
               -------------------
unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.02, any Governmental Authority having authority over the Transferor or any court of competent jurisdiction ordering that the Transferor not transfer any additional Receivables to the Trust) then, in any such event, (A) the Transferor agrees (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Principal Collections, and all amounts which would have constituted Collections, including Finance Charge Collections, with respect to such Receivables which would have been Receivables allocable to Principal Collections but for the Transferor's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Receivables in the Trust on such date), (B) the Transferor agrees to have such amounts applied as Collections in accordance with Article IV and (C) for only so long as the allocation and application of all Collections and all amounts which would have constituted Collections are made in accordance with clauses (A) and (B) above, Receivables allocable to Principal Collections (and all amounts which would have constituted Receivables allocable to Principal Collections but for the Transferor's inability to transfer Receivables to the Trust) which are written off as uncollectible in accordance with this Agreement shall be allocated in accordance with the related Supplement and all amounts which would have constituted Receivables allocable to Principal Collections but for the Transferor's inability to transfer Receivables to the Trust shall be deemed to be Receivables allocable to Principal Collections for purposes of calculating the Invested Percentage thereunder. If the Transferor is unable pursuant to any Requirement of Law to allocate Collections as described above, the Transferor agrees that it shall, in any such event, allocate, after the date that the Transferor becomes unable to do so, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Article IV.
The parties hereto agree that Receivables allocable to Finance Charge Collections, whenever created, accrued in respect of Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

          (f)  Delivery of Collections.  In the event that the Transferor
               -----------------------
receives Collections, the Transferor agrees to pay the Servicer or any Successor Servicer all payments received by the Transferor in respect of the Receivables as soon as practicable after receipt thereof by the Transferor, but in no event later than two Business Days after the receipt by the Transferor thereof.

          (g)  Notice of Liens.  The Transferor shall notify the Trustee
               ---------------
promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder.

          (h)  Status of Accounts and Receivables.  The Transferor hereby
               ----------------------------------
agrees to comply with all Requirements of Law applicable to the Transferor the failure to comply with which would have a material adverse effect on the Investor Certificateholders.

          (i)  Other Debt; Receivables.  The Transferor will not create,
               -----------------------
incur, assume or suffer to exist any indebtedness, whether current or funded, or any other liability except (i) indebtedness of the Transferor representing fees, expenses and indemnities payable pursuant to this Agreement, (ii) indebtedness of the Transferor representing fees, indemnities or expenses payable to J.H. Holdings, Inc., (iii) indebtedness of the Transferor representing fees, indemnities or expenses payable to any remarketing agent, the placement agent or the underwriter of any certificates issued by the Trust from time to time, (iv) indebtedness of the Transferor representing fees, indemnities or expenses payable pursuant to the REMARC Purchase Agreement, (v) indebtedness of the Transferor representing fees, expenses or other amounts payable to the Originator under the Purchase and Sale Agreement, (vi) indebtedness of the Transferor representing amounts payable in respect of SWAPs,

     (vii) fees of the Rating  Agencies in connection with rating any  Series of certificates issued by the Trust and (viii) indebtedness or other liability on account of incidentals or services supplied or furnished to the Transferor (including reasonable accountants' and attorneys' fees); provided that the aggregate amount of the indebtedness or
     --------
     liabilities described in this subpart (viii) shall not exceed $4,750 at any one time outstanding.

     Section 2.09  Authentication of Certificates.  Pursuant to the request
                   ------------------------------
of the Transferor, the Trustee shall cause Certificates in authorized denominations evidencing the entire ownership of the Trust to be duly authenticated and delivered to or upon the order of the Transferor pursuant to Section 6.02.

     Section 2.10  Removal of Accounts.
                   -------------------

          (a) On each Determination Date that the Transferor Amount (plus the B/F Amount and any amount available under the Transferor Letter of
Credit) for the related Collection Period exceeds 7% of the Aggregate Invested Amount with respect to such Determination Date, the Trustee shall be deemed to have offered to the Transferor automatically and without any notice to or action by or on behalf of the Trustee, as of such Determination Date, the right to remove from the Trust all of the Trust's right, title and interest in, to and under the Receivables now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof in or with respect to those Accounts designated by the Transferor (the "Removed Accounts") in an aggregate amount not greater
                     ----------------
than the lesser of (a) the excess of the Transferor Amount (plus amounts available to be drawn under the Transferor Letter of Credit or the Transferor Escrow Account solely to cover obligations of the Transferor under Section 3.09(a) plus the B/F Amount) over the Minimum Transferor Interest Percentage of the Aggregate Invested Amount and (b) ____% of the aggregate amount of Aggregate Receivables on such Removal Date. To accept such offer, the Transferor is required to furnish to the Trustee and each Rating Agency written notice by the fifth Business Day after the Determination Date specifying the approximate aggregate amount of Receivables covered by the offer that the Transferor intends to accept.

          (b) In addition to the foregoing provisions, the Transferor shall be permitted to accept reassignment to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

               (i) On each date specified by the Transferor for removal of the Removed Accounts (a "Removal Date"), the Trustee shall deliver to
                              ------------
the Transferor a written reassignment in substantially the form of Exhibit
                                                                   -------
C (the "Reassignment") and the Transferor shall deliver to the Trustee a true
-     ------------
and complete list identifying all Accounts the Receivables of which remain in the Trust, specifying for each such Account, as of the Removal Notice Date,

its account number. Such list shall be incorporated into and made a part of this Agreement as of the date of such Reassignment;

               (ii) The Transferor represents and warrants as of each Removal Date that (a) the list of the Accounts not removed from the Trust, as of the Removal Notice Date, complies in all material respects with the requirements of paragraph (i) above; and (b) no selection procedure used by the Transferor which is adverse to the interests of the Investor Certificateholders was utilized in selecting the Removed Accounts;

               (iii) The removal of any Receivables in any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, cause an Amortization Event to occur;

               ((iv) As of the Removal Date, either (a) the Receivables are not more than ____% delinquent by estimated principal amount and the weighted averaged delinquency of such Receivables is not more than 60 days, or (b) the Receivables are not more than ____% delinquent by estimated principal amount and the weighted average delinquency of such Receivables does not exceed 90 days.)

               (v) The Transferor shall have delivered 20 days' prior written notice (which may be given prior to the Determination Date in expectation that the Trustee will make the offer described in Section 2.10(a)) of such removal to each Rating Agency which has rated any outstanding Series and the Trustee shall have received written confirmation from each Rating Agency that such Rating Agency will not reduce or withdraw its rating on any outstanding Series as a result of such removal; and

               (vi) The Transferor shall have delivered to the Trustee a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (i) through (v) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Reassignment to the Transferor, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

     Section 2.11  Discount Option.
                   ---------------

          (a) The Transferor shall have the option to designate a percentage, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Percentage"), of Eligible and Eligible Alternative Receivables, without giving effect to any discounting pursuant to this
Section 2.11, arising on or after the date of such designation, to be treated as Receivables which give rise to Finance Charge Collections. The Transferor shall provide to the Servicer, the Trustee, any Enhancement Provider and any Rating Agency 15 days' prior written notice of such designation, and such designation shall become effective on the date designated therein (i) unless such designation in the reasonable belief of the Transferor would cause an Amortization Event to occur, or an event which, with notice or the lapse of time or both, would constitute an Amortization Event and (ii) only if each Rating Agency shall have delivered a letter to the Transferor and the Trustee confirming that its then current rating of the Investor Certificates of any Series then outstanding will not be reduced or withdrawn as a result of such designation. After any such designation of a Discount Percentage, the Transferor may from time to time increase, reduce or withdraw the Discount Percentage upon satisfaction of the conditions in this Section 2.11(a).

          (b) On each Distribution Date after the date on which the Transferor's exercise of its discount option takes effect, and with respect to Receivables generated on and after such date, the Transferor shall deposit into the Collection Account in immediately available funds an amount equal to the amount of the Discount Option Receivable Collections received during the Collection Period most recently ended. The deposit made by the Transferor into the Collection Account under the preceding sentence shall be considered a payment of such Discount Option Receivables and shall be applied as Finance Charge Collections in accordance with Article IV.


                             (END OF ARTICLE II)


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                                OF RECEIVABLES

     Section 3.01  Acceptance of Appointment and Other Matters Relating to
                   -------------------------------------------------------
the Servicer.
------------

          (a) Bridgestone/Firestone agrees to act as the Servicer under this Agreement and any Investor Certificateholders and the Transferor by its acceptance of the Certificates consents to Bridgestone/Firestone acting as Servicer.

          (b) The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing the Receivables and in accordance with the Credit Card Guidelines and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered, unless such power and authority is revoked by the Trustee (i) to make withdrawals and payments and to instruct the Trustee to make withdrawals and payments from the Collection Account or any other account or accounts maintained for the benefit of Certificate-holders as set forth in this Agreement, (ii) to instruct the Trustee to take any action permitted or required under any Enhancement at such time as set forth in this Agreement, (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables and (iv) to make any filings, reports, notices, applications, registrations with, and to seek any consent or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities or reporting requirements or laws.

          (c) In the event that the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions (including, without limitation, by reason of the application of the provisions of Section 9.02 or any Governmental Authority having regulatory authority over the Transferor or any court of competent jurisdiction ordering that the Transferor not transfer any additional Receivables to the Trust) then, in any such event (except as prohibited by such order), (A) the Transferor agrees that the Servicer shall allocate, after such date, all
Principal Collections and all amounts which would have constituted Collections (including Finance Charge Collections) with respect to such Receivables which would have been Receivables allocable to Principal Collections but for the Transferor's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Receivables in the Trust as of such date) in accordance with Section 2.08(e), (B) the Transferor agrees to have such amounts applied as Collections in accordance with Article IV and
(C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses
(A) and (B) above, Receivables allocable to Principal Collections and all amounts which would have constituted Receivables allocable to Principal Collections but for the Transferor's inability to transfer Receivables to the Trust which are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with the related Supplement and all amounts which would have constituted Receivables allocable to Principal Collections but for the Transferor's inability to transfer Receivables to the Trust shall be deemed to be Receivables allocable to Principal Collections for purposes of calculating the Invested Percentage thereunder. If the Servicer is unable pursuant to any Requirement of Law to allocate Collections, as described above, the Transferor agrees that the Servicer shall, in any such event, allocate, after the date that the Servicer becomes unable to do so, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Article IV. The parties hereto agree that Receivables allocable to
Finance Charge Collections, whenever created, accrued in respect of Receivables allocable to Principal Collections which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Receivables allocable to Principal Collections to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

          (d) If Transferor accepts reassignment of an Ineligible Receivable pursuant to subsection 2.06(c) then, in any such event, Servicer agrees to account for payments received with respect to such Ineligible Receivable separately from its accounting for Collections on Principal Receivables retained by the Trust. If payments received from or on behalf of an Obligor are not specifically applicable either to an Ineligible
Receivable of such Obligor reassigned to Transferor or to receivables of such Obligor retained in the Trust, then Servicer agrees to allocate payments proportionately based on the total amount of Principal Receivables of such Obligor retained in the Trust and the total amount owing by such Obligor or any Ineligible receivables purchased by Transferor, and the portion allocable to any Principal Receivables retained in the Trust shall be treated as Collection and deposited in accordance with the provisions of Article IV.

          (e) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card receivables.

          (f) The Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

          (g) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines.

     Section 3.02  Servicing Compensation.  As compensation for its servicing
                   ----------------------
activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Collection Period (or portion thereof) prior to the termination of the Trust pursuant to Section 12.01 (the "Servicing Fee"), payable in arrears on each Distribution Date, equal to the
 -------------
sum of, with respect to each Series, one-twelfth of the product of (a) the applicable Servicing Fee Percentage with respect to each Series, and (b) the sum of (x) an allocable portion (based on the relative percentages of the Invested Amounts) of the Transferor Amount and the B/F Amount and (y) the aggregate invested Amount with respect to each Series on the last day of the second preceding Collection Period after giving effect to any payment of principal on the related Distribution Date for such Collection Period (or, in the case of the first Distribution Date, the Initial Invested Amount). The share of the Servicing Fee allocable to each Series with respect to any
Distribution Date shall be equal to one-twelfth of the product of (A) the related Servicing Fee Percentage and (B) the Invested Amount of such Series on the last day of the second preceding Collection Period after giving effect to any payment of principal on the related Distribution Date for such Collection Period (or, in the case of the first Distribution Date, the Initial Invested Amount) (with respect to any such Series, the "Monthly
                                                                 -------
Servicing Fee").  The remainder of the Servicing Fee shall be paid by the
-------------

Holder of the Exchangeable Transferor Certificate and by Bridgestone/ Firestone as holder of the Bridgestone/Firestone Certificate. Any such amount not paid by the Holders of the Exchangeable Transferor Certificate and the Bridgestone/ Firestone Certificate
may be withheld by the Servicer from other amounts payable to the
Holders of the Exchangeable Transferor Certificate and the Bridgestone/Firestone Certificate under this Agreement. In no event shall the Trustee or the Investor Certificateholders be liable for the share of the Servicing Fee to be paid by the Holders of the Exchangeable Transferor Certificate and the Bridgestone/Firestone Certificate. Any Monthly Servicing Fees shall be payable to the Servicer solely pursuant to the terms of, and to the extent amounts are available for payment under, Article IV.

     The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05 and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and including all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders; provided that in no event shall the Servicer be liable
                    --------
for any Federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided herein. So long as Bridgestone/Firestone is acting as Servicer hereunder, in the event that the Servicer fails to pay the amounts due to the Trustee pursuant to Section 11.05, the Trustee shall be entitled to receive such amounts from the Servicing Fee, prior to the payment thereof to the Servicer. The Servicer shall be required to pay expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

     Section 3.03  Representations Warranties and Covenants of the Servicer.
                   --------------------------------------------------------
Bridgestone/Firestone, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, the following representations, warranties and covenants with respect to any Series as of the date of the related Supplement and its Closing Date or, in the case of any Successor Servicer, the date of its appointment, unless otherwise stated in such Supplement, on which the Trustee shall be deemed to have relied in accepting the Receivables in trust and in authenticating the Certificates;

          (a)  Organization and Good Standing.  The Servicer is a corporation
               ------------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and, in all material respects, to own its property and conduct its business as such properties are presently owned and as such business is presently conducted.

          (b)  Due Qualification.  The Servicer is duly qualified to do
               -----------------
business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such license or approval would have a material adverse effect upon the Certificateholders.

          (c)  Due Authorization.  The execution, delivery, and performance
               -----------------
of this Agreement, and the consummation of the transactions provided in this Agreement, have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

          (d)  Binding Obligations.  This Agreement constitutes the legal,
               -------------------
valid, and binding obligations of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws nov or hereinafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e)  No Violation.  The execution and delivery of this Agreement
               ------------
by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound.

          (f)  No Proceedings.  There are no proceedings or investigations,
               --------------
pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (ii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, or (iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

          (g)  Compliance with Requirements of Law.  The Servicer shall duly
               -----------------------------------
satisfy all obligations on its part to be fulfilled under or in connection with the Receivables or Accounts, will maintain in effect all qualifications required under Requirements of Law in order to properly service the Receivables and the Accounts and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Accounts the failure to comply with which would have a material adverse effect on Certificateholders.

          (h)  No Rescission or Cancellation.  Subject to the provision set
               -----------------------------
forth  in Section  3.03(i), the Servicer  shall not permit  any rescission or cancellation of Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority.

          (i)  Protection of Certificateholders' Rights.  The Servicer shall
               ----------------------------------------
not take any action which could reasonably be expected to impair or omit to take any action necessary to avoid impairment of the rights of Certificateholders in the Receivables, nor shall it reschedule, revise or defer Collections due on the Receivables, nor take any action to cause Receivables to be evidenced by a promissory note: provided, however, the
                                                  --------  -------
Servicer may, in accordance with the Credit Card Guidelines and with prudent servicing practices, make customer service adjustments and adjustments in payment schedules in the ordinary course of business.

          (j)  All Consents Required.  All approvals, authorizations,
               ---------------------
consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement, the performance by the Servicer of the transactions contemplated by this Agreement and the fulfillment by the Servicer of the terms hereof, have been obtained.

     In the event (x) there is any breach of any of the representations, warranties or covenants of the Servicer contained in Section 3.03(g), (h) or
(j) with respect to any Receivable or (y) the Servicer has failed to comply in all material respects with all Requirements of Law applicable to any Receivable or the Account relating to any Receivable, and as a result of such breach or failure such Receivable becomes a Defaulted Receivable or the rights of the Trust in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available to the Trust, then if in either case such noncompliance has not been cured within 60 days (or with the prior consent of a Responsible Officer of the Trustee, such longer period specified in such consent but not to exceed an additional 60 days) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of written notice of such event given by the Trustee, an Enhancement Provider or the Transferor, the Servicer shall accept the transfer of all the Receivables in each Account as to which such event relates on the terms and conditions set forth below; provided, however, that
                                                     --------  -------
no such transfer shall be required to be made with respect to such Receivable if, within such 60-day period, the event giving rise to the obligation to accept the transfer of such Receivable and any material adverse effect on the interests of Certificateholders in such Receivable shall be cured by the Servicer. The Servicer shall accept the transfer of a Receivable by making a deposit into the Collection Account in immediately available funds by the Transfer Date following the expiration of the 60-day period set forth in this
Section in an amount equal to the Transfer Deposit Amount for such Receivable. Upon each such transfer to the Servicer, the Trustee shall automatically and without further action be deemed to transfer, assign, and set over, and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivable, all monies due or to become due with respect thereto and all proceeds thereof; and such Receivable shall be treated by the Trustee as collected in full as of the Collection Period to which such Transfer Deposit Amount relates. The Trustee shall execute such documents and instruments of transfer or assignment prepared by the Servicer in form reasonably satisfactory to the Trustee and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any Receivable pursuant to this Section. The obligation of the Servicer to accept the transfer of any such Receivables shall constitute the sole remedy respecting any breach of the representations, warranties and covenants set forth in Section 3.03(g), (h) or (j) with respect to such Receivables
available   to   Certificateholders    or   the   Trustee   on    behalf   of
Certificateholders.

     Section 3.04   Reports and Records for the Trustee: Bank Account
                    -------------------------------------------------
Statements.
----------

          (a)  Daily Records.  Upon two Business Days prior notice by the
               -------------
Trustee,  the Servicer  shall make  available at  an office  of  the Servicer selected by the Servicer for inspection by the Trustee on a business day during the Servicer's normal business hours a record setting forth (i) the Collections processed by the Servicer on the preceding Business Day on each Account and (ii) the amount of Receivables as of the close of business on the second preceding Business Day in all Accounts. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and, upon prior request of the Trustee, shall make available to the Trustee at an office of the Servicer selected by the Servicer on any Business Day during the Servicer's normal business hours any computer programs necessary to make such identification.

          (b)  Monthly Servicer's Certificate.  Unless otherwise stated in
               ------------------------------
the relating Supplement with respect to any Series, no later than the Determination Date prior to each Distribution Date, the Servicer shall forward by facsimile (to be followed by original confirmation in writing) or overnight delivery service to the Trustee, the Paying Agent, any Enhancement Provider and each Rating Agency a certificate of a Servicing Officer substantially in the form attached as an exhibit to the applicable Supplement. Such certificate shall include a certification that to the best of such officer's knowledge, the Servicer has fully performed all of its obligations under the Agreement throughout such preceding month, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (c)  Rating Agency Requests for Information.  The Servicer shall
               --------------------------------------
provide each Rating Agency such information with respect to the Trust as such Rating Agency shall reasonably request.

     Section 3.05   Annual Servicer's Certificate.  The Servicer will deliver
                    -----------------------------
to the Trustee, any Enhancement Provider and each Rating Agency on  or before

March 31 of each calendar year, beginning with March 31, 1993, an Officers' Certificate substantially in the form of Exhibit E stating that (a) a review
                                         ---------
of the activities of the Servicer during the preceding calendar year (or portion thereof, as applicable) and of its performance under this Agreement was made under the supervision of the officers signing such certificate and
(b) to the be t of such officers' knowledge, based on such review, the Servicer has fully performed all of its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to each such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

     Section 3.06   Annual Independent Public Accountants' Servicing Report.
                    -------------------------------------------------------

          (a) On or before March 31 of each calendar year, beginning with March 31, 1994, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (which report shall cover the period from January 1 to and including December 31 of the prior calendar year or for the report due March 31, 1994 from the Initial Closing Date to December 31, 1993) to the Trustee, each Rating Agency and any Enhancement Provider to the effect that they have applied certain procedures agreed upon with the Servicer and examined certain documents and records relating to the servicing of Accounts under this Agreement, and that, based upon such agreed-upon procedures, nothing has come to the attention of such accountants that caused them to believe the servicing (including, without limitation, the allocation of Collections) has not been conducted in compliance with the terms and conditions set forth in Sections 3.01, 3.04, 3.05, 3.09 and 12.01 and Article IV and
any Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. In addition, each report shall set forth the agreed upon procedures performed. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          (b) On or before March 31 of each calendar year, beginning with March 31, 1994, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report to the Trustee, each Rating Agency and any Enhancement Provider to the effect that they have compared the mathematical calculations of each amount set forth in the monthly certificates forwarded by the Servicer pursuant to Section 3.04(b) during the period covered by such report (which shall be the period from January 1 to and including December 31 of the prior calendar year or for the calendar year ending December 31, 1993 from the Initial Closing Date to December 31, 1993) with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the

Corporate Trust Office.

     Section 3.07   Tax Treatment.  The Transferor has entered into this
                    -------------
Agreement and the Investor Certificates (other than those held by the Transferor) have been (or will be) issued with the intention that such Investor Certificates will qualify under applicable tax law as indebtedness. The Transferor, the Trustee, each such Investor Certificateholder by acceptance of its Certificate and each Certificate Owner by acquiring an interest in such an Investor Certificate agree to treat the Investor Certificates as debt for purposes of Federal, state and local income or franchise taxes and other tax imposed on or measured by income. Furthermore, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

     Section 3.08   Notices to Bridgestone/Firestone.  In the event that
                    --------------------------------
Bridgestone/Firestone is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.02 shall deliver or make available to Bridgestone/Firestone each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.04, 3.05 and 3.06.

     Section 3.09   Adjustments.
                    -----------

          (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to an Obligor, or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, or if the Servicer otherwise adjusts downward the amount of any Receivable without either receiving Collections therefor or charging off such amount as uncollectible or any Receivable is discovered as having been created through a fraudulent or counterfeit charge, then, in any such case, the Transferor shall make a deposit into the Collection Account in immediately available funds in an amount equal to the amount of any such adjustment or the amount of any such fraudulent or counterfeit charge on the Transfer Date following the Collection Period in which such adjustment obligation arises. In the event that the Transferor shall fail to deposit any amount required to be deposited in the Collection Account pursuant to the preceding sentence, the Trustee shall make a proper demand under the Transferor Letter of Credit pursuant to
Section 4.01B hereof, up to the amount available thereunder, in the amount required to be so deposited by the Transferor which the Transferor failed to so deposit. Any deposit into the Collection Account in connection with the adjustment of a Receivable (including the proceeds of any drawing under the Transferor Letter of Credit) shall be considered an "Adjustment Payment,"
                                                     ------------------
shall be treated as Finance Charge Collections or Principal Collections, as applicable, and shall be applied in accordance with Article IV. If proceeds from the Transferor Letter of Credit are not available to pay such adjustment obligation in full, then the amount of Receivables used to calculate the Transferor Amount, any Invested Percentage, the B/F Amount and the Transferor Percentage will be reduced by the amount of the adjustment. Any adjustment required pursuant to the preceding sentence in the amount of Receivables used in the calculation of the Transferor Amount, any Invested Percentage, the B/F Amount and the Transferor Percentage shall be made on or prior to the end of the Collection Period in which such adjustment obligation arises. In the event that the exclusion of such Receivables from the calculation of the Transferor Amount would cause the Transferor Amount to be a negative number, the B/F Amount shall be reduced by the amount by which the Transferor Amount would be reduced below zero.

          (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Nothing in this Section 3.09(b) shall be interpreted to require or permit the Servicer to recover any such adjustment from Certificateholders.

                             (END OF ARTICLE III)


                                  ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS, ALLOCATION
                 AND APPLICATION OF COLLECTIONS AND SERVICER
                       AND TRANSFEROR LETTERS OF CREDIT

     Section 4.01   Establishment of Collection Account and Allocations with
                    --------------------------------------------------------
Respect to the Exchangeable Transferor Certificate.
--------------------------------------------------

          (a)  The Collection Account.  The Trustee, for the benefit of the
               ----------------------
Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated account (the "Collection Account"), bearing
                                                ------------------
a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Collection Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within 10 Business Days establish a new Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the Collection Account for all purposes hereof. Pursuant to the authority granted to the Servicer in Section 3.01(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Collection Account and to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

     Each Series shall represent interests in the Trust including the benefits of any Enhancement to be provided by an Enhancement Provider issued with respect to such Series as indicated in the Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection Account and any other accounts maintained for the benefit of the Certificateholders or paid to the Investor Certificate Holders. The Exchangeable Transferor Certificate shall represent the interests in the Trust not represented by any Series then outstanding or the Bridgestone/ Firestone Certificate, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to the Transferor (the "Transferor Interest"), provided, however, that
                             -------------------    --------  -------
such certificate shall not represent any interest in the Collection Account and any other accounts maintained for the benefit of the Certificateholders or the benefits of any Enhancement to be provided by an Enhancement Provider issued with respect to any Series, except as specifically provided in this Article IV.

          (b)  Administration of the Collection Account.  At the direction
               ----------------------------------------
of the Servicer, funds on deposit in the Collection Account to be so invested shall be invested by the Trustee in Permitted Investments. All such Permitted Investments shall be held by the Trustee for the benefit of the Certificateholders. Investments of funds representing Collections collected during any Collection Period shall be invested in Permitted Investments that will mature so that such funds will be available at the close of business on the Transfer Date following such Collection Period. Any funds on deposit in the Collection Account to be so invested shall be invested solely in Permitted Investments. All such Permitted Investments shall be held to maturity. Funds deposited in the Collection Account on a Transfer Date with respect to the next following Distribution Date are not required to be invested overnight. The Eligible Institution maintaining the Collection Account shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause
(a) of the definition thereof from the time of purchase thereof until the time of maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to Transferor.

          (c)  Identification of Account.  Schedule 2, which is hereby
               -------------------------   ----------
incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established.

          (d)  Allocations For the Exchangeable Transferor Certificate and
               -----------------------------------------------------------

the Bridgestone/Firestone Certificate.  Throughout the existence of the
-------------------------------------
Trust, the Servicer shall allocate on a daily basis to (x) the Holder of the Exchangeable Transferor Certificate an amount equal to the product (A) of the Transferor Percentage and (B) the aggregate amount of Principal Collections in respect of such Collection Period and (y) to Bridgestone/Firestone as Holder of the Bridgestone/Firestone Certificate an amount equal to the product of (A) the B/F Percentage and (B) the aggregate amount of Finance Charge Collections and Principal Collections in respect of such Collection Period. Unless specified in any Supplement, the Servicer need not deposit into the Collection Account any such amounts allocated to the Transferor or Bridgestone/Firestone and any other amounts allocated to the Exchangeable Transferor
Certificate pursuant to any Supplement and shall pay such amounts allocated to Bridgestone/Firestone as collected and shall pay such amounts allocated to the Transferor as collected to the Transferor as long as the Transferor Amount is greater than or equal to zero.

          (e)  Allocations of Collections.  At all times prior to the
               --------------------------
delivery of an Officers Certificate to the Trustee certifying that the Servicer can allocate Finance Charge Collections and Principal Collections on an actual basis for all of the Receivables for all purposes of this Agreement the Servicer shall allocate Collections processed with respect to the Receivables for any day during a Collection Period to Finance Charge Collections to the extent of the amount of Periodic Finance Charges billed or accrued on the Accounts during the prior Collection Period minus the
                                                           -----
amount of any finance charges being credited as a rebate during such prior Collection Period for which an allocation is being made divided by the number of days in such Collection Period. The balance of the Collections processed for any day during a Collection Period shall be allocated to Principal Collections. After delivery to the Trustee of the Officers' Certificate referred to above Finance Charge Collections and Principal Collections shall be allocated on an actual basis. The allocations provided for in this Section shall not apply to Recoveries and Merchant Fees, which shall be treated as Finance Charge Collections for all purposes of this Agreement.

          (f)  Shared Principal Collections.  On each Business Day, Shared
               ----------------------------
Principal Collections shall be allocated to each outstanding Series pro rata based on the Principal Shortfall, if any, for each such Series. The Servicer shall pay any remaining Shared Principal Collections on such Business Day to the Transferor; provided, that if an Amortization Period has commenced and
                --------
is continuing with respect to more than one outstanding Series, such remaining Shared Principal Collections shall be allocated to such Series pro rata based on the Invested Percentage for Aggregate Receivables applicable for such Series.

          (g)  Collections.  Bridgestone/Firestone, as Servicer, will apply
               -----------
all Collections with respect to the Receivables for each Collection Period as described in this Article IV. The Servicer shall pay Collections to the

Holder of the Exchangeable Transferor Certificate and Bridgestone/Firestone as Holder of the Bridgestone/Firestone Certificate to the extent such Collections are allocated to the Exchangeable Transferor Certificate and the Bridgestone/Firestone Certificate, respectively, pursuant to Section 4.01(d) and as otherwise provided in Article IV. Subject to Section 4.01(h), the Servicer may deposit into the Collection Account on any Business Day, and shall deposit into the Collection Account on or prior to the Transfer Date Collections with respect to the prior Collection Period to the extent such Collections are allocated to any Series in accordance with
Article IV, except that the Servicer may distribute any amount determined to be payable to the Holder of any subordinated Certificate (e.g. the Series 1992-A Class B Certificate and the Series 1992-B Class B Certificates) pursuant to any Supplement in respect of a Collection Period at any time after the related Determination Date.

          (h)  Daily Collections.  While Bridgestone/Firestone is the
               -----------------
Servicer, and subject to the availability of a Servicer Letter of Credit, it may hold for its own benefit all Collections, subject further, however, to this subsection 4.01(h). The Servicer shall deposit all Collections (including Collections then held by it) directly into the Collection Account as soon as possible after the Date of Processing thereof, but in no event later than two Business Days following such Date of Processing thereof, commencing in the event of any of the following:

                 (i)  the termination of Bridgestone/Firestone as Servicer;

                (ii) 35 days shall have passed from the date the Servicer received notice pursuant to Section 4.01A(b) of the downgrading of the short-term unsecured debt ratings of the Letter of Credit Bank below A-1+ by S&P, F-1+ by Fitch and P-1 by Moody's and either (A) there shall not have been delivered to the Trustee a substitute Servicer Letter of Credit in accordance with Section 4.01A(c) or (B) the Trustee shall not have made a demand for a Special Drawing under the Servicer Letter of Credit pursuant to Section 4.01A(e);

               (iii)  the  Servicer shall  have  received notice  pursuant to
     Section 4.01A(b) of the downgrading of the short-term unsecured debt ratings of the Letter of Credit Bank to or below A-2 by S&P, F-2 by Fitch and P-1 by Moody's and either (A) there shall not have been delivered to the Trustee a substitute Servicer Letter of Credit in accordance with Section 4.01(c) or (B) the Servicer shall not have instructed the Trustee to make a demand for a Special Drawing under the Servicer Letter of Credit pursuant to Section 4.01A(e); or

                (iv) five Business Days remain to the expiry or termination of the Servicer Letter of Credit and there shall not have been delivered to the Trustee a substitute Servicer Letter of Credit in accordance with
     Section 4.01A(c).

          Should  the  Servicer  be  required  to  make  daily   deposits  of
Collections into the Collection Account pursuant to this Section, the Servicer may make an estimated allocation of Finance Charge Collections and Principal Collections for the purposes of determining the amount of Collections to be so deposited as long as the Trustee received confirmation from each Rating Agency that such method does not cause a downgrading or withdrawal of the then current rating of any Series; provided, however, that as soon as practical thereafter, the Servicer
        --------  -------
shall reconcile the estimated allocation of Collections with the actual allocation required under this Agreement.

          If at any time Bridgestone/Firestone is the Servicer, Collections held by Bridgestone/Firestone allocable to all Series and not previously used to purchase receivables exceed the Available Letter of Credit Amount under the Servicer Letter of Credit (for the avoidance of doubt, it is agreed that the Available Letter of Credit Amount shall be zero after the return of the funds on deposit in the Escrow Account pursuant to Section 4.01A(e) unless a substitute Servicer Letter of Credit is provided to the Trustee pursuant to
Section 4.01A(c)) then the Servicer shall deposit all Collections directly into the Collection Account; provided, however, that Bridgestone/Firestone shall be required to deposit Collections directly into the Collection Account pursuant to this paragraph only for so long as Collections held by Bridgestone/Firestone exceed the Available Letter of Credit Amount.

     Section 4.01A  Servicer Letter of Credit.  In accordance with Section
                    -------------------------
4.01(h), the following provisions shall apply so long as Bridgestone /Firestone is the Servicer hereunder:

          (a)  Servicer Letter of Credit.  If with respect to any Collection
               -------------------------
Period the Servicer shall have failed to make in full the remittance of Collections or any other payment required to be made pursuant to Section 4.01(9), the Trustee shall draw on the Servicer Letter of Credit, in accordance with the terms thereof, in the amount of the shortfall between the amount of funds that are required to be remitted by the Servicer to the Collection Account as set forth in the Monthly Servicer's Certificate and the amount of funds actually so remitted. Any such draw on the Servicer Letter of Credit shall be made after receipt of the related Monthly Servicer's Certificate but on or before 1:00 P.M. (New York City time) on the Transfer Date for such Collection Period, provided the Trustee has received such Monthly Servicer's Certificate prior to such time. Upon receipt of the proceeds of any drawing under the Servicer Letter of Credit, the Trustee shall deposit such proceeds into the Collection Account. Amounts so deposited by the Trustee pursuant to this Section 4.01A(a) shall not be deemed to constitute amounts deposited pursuant to Section 2.06(c), 2.07 or 12.01(b). The Servicer shall include in each Monthly Servicer's Certificate, or in an Officer's Certificate provided to the Trustee with each Monthly Servicer's Certificate, the Stated Amount (as defined in the Servicer Letter of Credit) of the Servicer Letter of Credit as of the related Determination Date.

          (b)  Downgrade of Letter of Credit Bank or Expiration of Term of
               -----------------------------------------------------------
Servicer Letter of Credit.
-------------------------


                 (i) On the fifth Business Day prior to the expiry date of the Servicer Letter of Credit (as such letter of credit may have been renewed or extended), the Trustee shall give written notice thereof to the Servicer.

                (ii) In the event that a Responsible Officer of the Trustee obtains actual knowledge that the short-term unsecured debt rating of the Letter of Credit Bank has been withdrawn or reduced below A-1+ by S&P, or F-1+ by Fitch or P-1 by Moody's, the Trustee shall promptly give written notice thereof to the Servicer. Within 35 (thirty-five) days (or immediately if the short-term debt rating of the Letter of Credit Bank has been reduced to or below A-2 or F-2 by the applicable Rating Agency) of receipt of such notice, the Servicer shall either (x) deliver to the Trustee a substitute Servicer Letter of Credit in accordance with
     Section 4.01A(c), (y) instruct the Trustee in writing to make a demand for a Special Drawing under the Servicer Letter of Credit pursuant to
     Section 4.01A(e) or (z) commence depositing Collections directly into the Collection Account pursuant to Section 4.01(h).

          (c)  Substitute Servicer Letter of Credit.  The Trustee shall
               ------------------------------------
accept delivery of a letter of credit in substitution for the Servicer Letter of Credit and shall deliver the Servicer Letter of Credit to the Letter of Credit Bank for cancellation upon the satisfaction of the following conditions:

                 (i) The substitute letter of credit shall be irrevocable and shall be issued by a bank or other financial institution whose short term unsecured debt is rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's, and the substitute letter of credit shall provide that drawings thereunder may be made on substantially the same terms and conditions as the initial Servicer Letter of Credit, and the substitute letter of credit shall have been delivered to the Trustee.

               (ii) The Trustee shall have received written confirmation from each Rating Agency with an outstanding rating on any Series to the effect that the delivery of the substitute letter of credit to the Trustee and the termination of the initial Servicer Letter of Credit will not result in the downgrade or withdrawal of any outstanding rating on any then outstanding Series.

               (iii) The amount available to be drawn under, and the Stated Amount of, the substitute letter of credit shall be at least equal to the amount which was available to be drawn under, and the Stated Amount of, the Servicer Letter of Credit being replaced.

                (iv) The Trustee shall have received written opinions of counsel (acceptable to the Trustee) (including domestic and foreign counsel, if applicable) to the issuer of the substitute letter of credit, which opinions shall be reasonably satisfactory to the Trustee and the Transferor and their respective counsel, substantially to the same effect as the opinions delivered to the Trustee on the date of issuance of the Servicer Letter of Credit with respect to the Servicer

     Letter of Credit.

                 (v) The Servicer shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in (i) through
     (iii) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          Upon the delivery to the Trustee of a substitute letter of credit in accordance with this Section 4.01A(e), such substitute letter of credit shall be the Servicer Letter of Credit and the issuer thereof shall be a Letter of Credit Bank for all purposes hereof.

          (d)  Daily Remittances.  If the Servicer elects to begin daily
               -----------------
remittances of Collections to the Collection Account pursuant to Section 4.01A(b) above, the Servicer shall instruct the Trustee in writing to submit the Servicer Letter of Credit to the Letter of Credit Bank for cancellation and the Servicer shall begin such daily remittances in accordance with
Section 4.01(h) hereof.

          (e)  Special Drawing.  If the Servicer elects to instruct the
               ---------------
Trustee to make a Special Drawing pursuant to Section 4.01A(b) above, the Servicer shall provide two Business Days' notice to the Letter of Credit Bank and shall instruct the Trustee in writing to promptly draw upon the Servicer Letter of Credit to the full extent of the Available Letter of Credit Amount thereunder and deposit such amount into the Escrow Account (as defined below). On the Closing Date, the Trustee for the benefit of the Holders of the Investor Certificates shall establish or cause to be established with the Trustee in the name of the Trustee, on behalf of the Servicer, a segregated trust account (the "Escrow Account"), bearing a designation clearly
                    --------------
indicating that the funds deposited therein are held for the benefit of such Certificateholders. Such account shall be maintained in the corporate trust department of the Trustee if the short-term unsecured debt rating of the Trustee is below A-1+ from Standard & Poor's or below P-1 from Moody's. All funds on deposit in the Escrow Account shall, at the direction of the Servicer, be invested by the Trustee in Permitted Investments which will be held to maturity and which will mature so that all funds on deposit therein will be available prior to the Distribution Date next following such investment. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. Until the earlier of (a) the date on which all Series are paid in full and (b) the termination of the Trust (the "Payoff
                                                                   ------
Date"), if a drawing under the Servicer Letter of Credit is called for under
----
Section 4.01 (a), a withdrawal in the same amount from the Escrow Account shall instead be made and the related funds applied as provided therein. Any reimbursement with respect to any drawing which would otherwise have been applied to reinstate the Servicer Letter of Credit shall be deposited in the Escrow Account. If, as evidenced by an Officers' Certificate of the

Servicer, on any Distribution Date the amount on deposit in the Escrow Account (excluding any investment earnings on deposit therein) exceeds the unpaid balance of all Series plus interest accrued and unpaid thereon through the then current applicable interest accrual period, the Trustee shall withdraw such excess amount on such Distribution Date and pay such excess to the Letter of Credit Bank for application in accordance with the agreement pursuant to which the Letter of Credit was issued. From and after the date of such Special Drawing the term "Available Letter of Credit Amount" with
                                  ---------------------------------
respect to the Servicer Letter of Credit shall be deemed to refer to the amount on deposit in the Escrow Account (excluding any investment earnings thereon). On the first Business Day after the earlier of the Payoff Date and the scheduled expiration date of the Servicer Letter of Credit, all funds in the Escrow Account shall be paid to the Letter of Credit Bank for application in accordance with the agreement pursuant to which the Servicer Letter of Credit was issued. Any investment earnings on the Escrow Account shall be remitted monthly on each Distribution Date to the Letter of Credit Bank for application by the Letter of Credit Bank in accordance with the agreement pursuant to which the Servicer Letter of Credit was issued. All funds on deposit in the Escrow Account shall be the sole and exclusive property of the Trustee for the benefit of the Holders of all Series, subject to the rights of the Letter of Credit Bank as provided herein. Neither the Transferor nor the Servicer shall at any time have any ownership or other interest in such funds or any right to withdraw or to receive such funds. In the event that, notwithstanding the intention of the parties hereto, such funds are deemed to be the property of the Servicer, the Servicer hereby grants to the Trustee, for the benefit of the Holders of the Investor Certificates, a first priority security interest in and to all of the Servicer's right, title and interest in such funds for the purpose of securing the rights of the Trustee for the benefit of the Holders of the Investor Certificates hereunder subject to the rights of the Letter of
Credit Bank and the Trustee's obligations to remit funds on deposit in the Escrow Account to the Letter of Credit Bank as described herein.

          In the event that the Servicer delivers to the Trustee a substitute letter of credit meeting the requirements of Section 4.01A(c), the Trustee shall release to the initial Letter of Credit Bank any funds on deposit in the Escrow Account for application pursuant to the agreement pursuant to which the initial Servicer Letter of Credit was issued.

     Section 4.01B  Transferor Letter of Credit.
                    ---------------------------

          (a)  Transferor Letter of Credit.  If with respect to any
               ---------------------------
Collection Period the Servicer adjusts downward the amount of any Receivable pursuant to Section 3.09(a) and the Transferor fails to make any deposit to the Collection Account in respect thereof as required pursuant to Section 3.09(a), the Trustee shall draw on the Transferor Letter of Credit, in accordance with the terms thereof, in the amount of the adjustment. Any such draw on the Transferor Letter of Credit shall be made after receipt of the related Monthly Servicer's Certificate but on or before 1:00 P.M. (New York City time) on the Transfer Date for such Collection Period provided such Monthly Servicer's Certificate is received by the Trustee prior to such time.

Upon receipt of the proceeds of any drawing under the Transferor Letter of Credit, the Trustee shall deposit such proceeds into the Collection Account. The Servicer shall include in each Monthly Servicer's Certificate, or in an Officer's Certificate provided to the Trustee with each Monthly Servicer's Certificate, the Stated Amount (as defined in the Transferor Letter of Credit) of the Transferor Letter of Credit as of the related Determination Date.

          (b)  Downgrade Credit of Transferor Letter of Credit Bank or
               -------------------------------------------------------
Expiration of Term of Transferor Letter of Credit.
-------------------------------------------------

                 (i) On the fifth Business Day prior to the expiry date of the Transferor Letter of Credit (as such letter of credit may have been renewed or extended), the Trustee shall give written notice thereof to the Transferor.

                (ii) In the event that a Responsible Officer of the Trustee obtains actual knowledge that the short-term unsecured debt rating of the Letter of Credit Bank has been withdrawn or reduced below A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's by the applicable Rating Agency, the Trustee shall promptly give written notice thereof to the Transferor. Within 35 (thirty-five) days (or immediately if the short-term debt rating of the Letter of Credit Bank has been reduced to or below A-2 or F-2 by the applicable Rating Agency) of receipt of such notice, the Transferor shall either (x) deliver to the Trustee a substitute Transferor Letter of Credit in accordance with Section 4.01B(c) or (y) instruct the Trustee in writing to make a demand for a Special Drawing under the Transferor Letter of Credit pursuant to Section 4.01B(d).

          (c)  Substitute Transferor Letter of Credit.  The Trustee shall
               --------------------------------------
accept delivery of a letter of credit in substitution for the Transferor Letter of Credit and shall deliver the Transferor Letter of Credit to the Letter of Credit Bank for cancellation upon the satisfaction of the following conditions:

                 (i) The substitute letter of credit shall be irrevocable and shall be issued by a bank or other financial institution whose short term unsecured debt is rated A-1+ and F-1+ by the applicable Rating Agency, and the substitute letter of credit shall provide that drawings thereunder may be made on substantially the same terms and conditions as the initial Transferor Letter of Credit, and the substitute letter of credit shall have been delivered to the Trustee.

                (ii) The Trustee shall have received written confirmation from each Rating Agency with an outstanding rating on any Series to the effect that the delivery of the substitute letter of credit to the Trustee and the termination of the initial Transferor Letter of Credit will not result in the downgrade or withdrawal of any outstanding rating on any then outstanding Series.


               (iii) The amount available to be drawn under, and the Stated Amount of, the substitute letter of credit shall be at least equal to the amount which was available to be drawn under, and the Stated Amount of, the Transferor Letter of Credit being replaced.

                (iv)  The  Transferor Amount  (plus the  B/F  Amount and  the
     Available Letter of Credit Amount) expressed as a percentage of the aggregate invested amount of all outstanding Series issued by the Trust with respect to the Transferor Letter of Credit shall be at least equal to the Minimum Transferor Interest Percentage.

                 (v) The Trustee shall have received written opinions of counsel (acceptable to the Trustee) (including domestic and foreign counsel, if applicable) to the issuer of the substitute letter of credit, which opinions shall be reasonably satisfactory to the Trustee and the Transferor and their respective counsel, substantially to the same effect as the opinions delivered to the Trustee on the date of issuance of the Transferor Letter of Credit with respect to the Transferor Letter of Credit.

                (vi) The Transferor shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in (i) through (iv) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          Upon the delivery to the Trustee of a substitute letter of credit in accordance with this Section 4.01B(c), such substitute letter of credit shall be the Transferor Letter of Credit and the issuer thereof shall be a Letter of Credit Bank for all purposes hereof.

          (d)  Special Drawing.  If the Transferor elects to instruct the
               ---------------
Trustee to make a Special Drawing pursuant to Section 4.01B(b) above, the Transferor shall provide two Business Days notice to the Letter of Credit Bank and shall instruct the Trustee in writing to promptly draw upon the Transferor Letter of Credit to the full extent of the Available Letter of Credit Amount thereunder and deposit such amount into the Transferor Escrow Account (as defined below). On the Closing Date, the Trustee for the benefit of the Holders of the Investor Certificates shall establish or cause to be established with the Trustee in the name of the Trustee, on behalf of the Transferor, a segregated trust account (the "Transferor Escrow Account"),
                                             -------------------------
bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such Certificateholders. Such account shall be maintained in the corporate trust department of the Trustee if the short-term unsecured debt rating of the Trustee is below A-1+ from Standard & Poor's or P-1 from Moody's. All funds on deposit in the Transferor Escrow Account shall, at the direction of the Transferor, be invested by the Trustee in Permitted Investments which will be held to maturity and which will mature so that all funds on deposit therein will be available prior to the Distribution Date next following such investment. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. Until the earlier of (a) the date on which all Series are paid in full and (b) the Payoff Date, if a drawing under the Transferor Letter of Credit is called for under Section 4.01B(a), a withdrawal in the same amount from the Transferor Escrow Account shall instead be made and the related funds applied as provided therein. Any reimbursement with respect to any drawing which would otherwise have been applied to reinstate the Transferor Letter of Credit shall be deposited in the Transferor Escrow Account. If, as evidenced by an Officers' Certificate of the Transferor, on any Distribution Date the amount on deposit in the Transferor Escrow Account (excluding any investment earnings on deposit therein) exceeds the unpaid balance of all Series plus interest accrued and unpaid thereon through the then current applicable interest accrual period, the Trustee shall withdraw such excess amount on such Distribution Date and pay such excess to the Letter of Credit Bank for application in accordance with the agreement pursuant to which the Transferor Letter of Credit was issued. From and after the date of such Special Drawing, the term "Available Letter of Credit Amount" with respect to the Transferor Letter of
 ---------------------------------
Credit shall be deemed to refer to the amount on deposit in the Transferor Escrow Account (excluding any investment earnings thereon). On the first Business Day after the earlier of the Payoff Date and the scheduled expiration date of the Transferor Letter of Credit, all funds in the Transferor Escrow Account shall be paid to the Letter of Credit Bank for application in accordance with the agreement pursuant to which the Transferor Letter of Credit was issued. Any investment earnings on the Transferor Escrow Account shall be remitted monthly on each Distribution Date to the Letter of Credit Bank for application by the Letter of Credit Bank in accordance with the agreement pursuant to which the Transferor Letter of Credit was issued. All funds on deposit in the Transferor Escrow Account shall be the sole and exclusive property of the Trustee for the benefit of the Holders of all Series, subject to the rights of the Letter of Credit Bank as provided herein. Neither the Transferor nor the Servicer shall at any time have any ownership or other interest in such funds or any right to withdraw or to receive such funds. In the event that, notwithstanding the intention of the parties hereto, such funds are deemed to be the property of the Transferor, the Transferor hereby grants to the Trustee, for the benefit of the Holders of the Investor Certificates, a first priority security interest in and to all of the Transferor's right, title and interest in such funds for the purpose of securing the rights of the Trustee for the benefit of the Holders of the Investor Certificates hereunder subject to the rights of the Letter of Credit Bank and the Trustee's obligations to remit funds on deposit in the Transferor Escrow Account to the Letter of Credit Bank as described herein.

     In the event that the Transferor delivers to the Trustee a substitute letter of credit meeting the requirements of Section 4.01B(c), the Trustee shall release to the initial Letter of Credit Bank any funds on deposit in the Transferor Escrow Account for application pursuant to the agreement pursuant to which the initial Transferor Letter of Credit was issued.

                   (THE REMAINDER OF ARTICLE IV IS RESERVED
                    AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                         WITH RESPECT TO ANY SERIES)


                                  ARTICLE V

                (ARTICLE V IS RESERVED AND MAY BE SPECIFIED IN
                  ANY SUPPLEMENT WITH RESPECT TO ANY SERIES)

                                  ARTICLE VI

                               THE CERTIFICATES

     Section 6.01   The Certificates.  Subject to Section 6.11 of the
                    ----------------
Agreement, the Investor Certificates of each Series shall be issued in fully registered form (the "Registered Certificates"), and shall be substantially
                      -----------------------
in the form of the exhibits with respect thereto attached to the applicable Supplement. The Exchangeable Transferor Certificate shall be substantially in the form of Exhibit A-1. The Investor Certificates and the Exchangeable
               -----------
Transferor Certificate shall,  upon issuance  pursuant hereto  or to  Section
6.09 or Section 6.11 of the Agreement, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.09 and 6.02 of the Agreement. Any Investor Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof, unless otherwise specified in any Supplement. If specified in the related Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single certificate in an original principal amount equal to the Initial Invested Amount as described in Section
6.10 of the Agreement. The Exchangeable Transferor Certificate shall be issued to the Transferor as a single certificate. The Bridgestone/Firestone Certificate shall be issued to Bridgestone/Firestone as a single certificate in substantially the form of Exhibit A-2. Each Certificate shall be executed
                             -----------
by manual or facsimile signature on behalf of the Transferor by its President or any Vice President. Certificates bearing the manual or facsimile (in the case of the Transferor) signature of the individual who has, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or any applicable Supplement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02   Authentication of Certificates.  Contemporaneously with
                    ------------------------------
the assignment and transfer of the Receivables, whether now existing or hereafter created, and the other Trust Assets to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor Certificates upon the order of the Transferor. The Trustee shall authenticate and deliver the

Bridgestone/Firestone Certificates upon the order of the Transferor. The Trustee shall authenticate and deliver the Exchangeable Transferor
Certificate,  upon  the   order  of   the  Transferor,   to  the   Transferor
simultaneously with the delivery of the initial Series of Investor Certificates. Upon an Exchange as provided in Section 6.09 of the Agreement and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the applicable Supplement), upon the order of the Transferor, to the persons designated in such Supplement. Upon the order of the Transferor, the Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates. If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates or Certificates in physical form that are issued upon original issuance thereof, upon the written order of the Transferor, to a Clearing Agency or its nominee as provided in Section 6.11 of the Agreement against payment of the purchase price thereof.

     Section 6.03   Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------

          (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of
      ----------------------------
Section 6.03(c) of the Agreement a register (the "Certificate Register") in
                                                  --------------------
which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Registered Certificates and transfers and exchanges of the Registered Certificates as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Transferor and the Servicer; provided, however, that such resignation shall not be effective and
          --------  -------
the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Transferor has appointed a successor Transfer Agent and Registrar acceptable to the Transferor and the Trustee. If specified in the related Supplement for any Series of Certificates, the Transferor shall appoint any co-transfer agent and co-registrar chosen by the Transferor, and acceptable to the Trustee. If specified in such related Supplement, so long as the Registered Certificates relating to such Supplement are outstanding, the Transferor shall maintain a co-transfer agent and co-registrar in New York City or any other city designated in such Supplement and any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

          Upon surrender for registration of transfer of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose and compliance with applicable requirements of the Transfer Agent and Registrar, the Transferor shall execute, and the

Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Certificates in authorized denominations of the same Series representing like aggregate Undivided Interests in the Trust.

          At the option of any Registered Certificateholder, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose.

          The preceding provisions of this Section 6.03 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Certificate of any Series for a period of 15 days preceding the due date for any payment with respect to the Certificates of such Series.

          Whenever any Investor Certificates of any Series are so surrendered for exchange the Transferor shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee in which case the Transfer Agent and Registrar shall) deliver the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates but the Transfer Agent and Registrar and the Trustee or any co-transfer agent and co-registrar or co-trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and destroyed by the Trustee.

          The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applicable, and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

          Any Series Supplement may set forth additional restrictions on the transfer of Certificates.

          (b)  Except as provided  in any Supplement or in  Sections 6.09 and
7.02 of the Agreement, the Transferor's interest in the Exchangeable Transferor Certificate shall not be sold, transferred, assigned, exchanged, pledged, participated or otherwise conveyed except that the Transferor Interest may be participated to Bridgestone/Firestone pursuant to the Participation Agreement. The Bridgestone/Firestone Certificate may not be

sold, assigned, pledged or otherwise conveyed.

          (c) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, the City of New York (or subject to Section 6.03(a) of the Agreement any other city designated in such Supplement), an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange.

          (d) Any Supplement may provide for restrictions applicable to the transfer of a particular Series of Certificates.

          Section 6.04   Mutilated, Destroyed, Lost or Stolen Certificates.
                         -------------------------------------------------
If (a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction  of  the destruction,  loss  or  theft  of any  Certificate  and
(b) there is delivered to the Transfer Agent and Registrar, the Trustee and the Transferor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest, if applicable. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any Certificate issued pursuant to this
Section 6.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.05   Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article IV hereof and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 6.05, in determining whether the holders of the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Servicer or any affiliate thereof (as defined in Rule 405 under the Securities Act of 1933, as amended), shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the United States, the Servicer or an affiliate thereof (as defined above).

     Section 6.06   Appointment of Paying Agent.  The Paying Agent shall make
                    ---------------------------
distributions to Investor Certificateholders from the Collection Account (or any other account or accounts maintained for the benefit of Certificateholders as specified in the related Supplement for any Series) pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account (or any other account or accounts maintained for the benefit of Certificateholders as specified in the related Supplement for any Series for the purpose of making distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Transferor and acceptable to the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee and the Transferor. In the event that the Trustee shall no longer be the Paying Agent, the Transferor shall appoint a successor to act as Paying Agent and such successor shall be acceptable to the Trustee. The Trustee shall cause the initial Paying Agent and each successor Paying Agent or any additional Paying Agent appointed by the Transferor to execute and deliver to the Trustee an instrument in which such initial or successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such initial or successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01, 11.02 and 11.03 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 6.07   Access to List of Certificateholders' Names and
                    -----------------------------------------------
Addresses.  The Transfer Agent and Registrar shall furnish to the Servicer
---------
(or the Paying Agent or any agent thereof), within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the
Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders. If three or more Holders of Investor Certificates of any Class of any Series or holders representing Undivided Interests in the Trust aggregating not less than 5% of the Invested Amount of the Investor Certificates of any Class of any Series (the "Applicants")
                                                           ----------
apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the

Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 30 days prior to the date of receipt of such Applicants' request.

     Every Certificateholder agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.

     Section 6.08   Authenticating Agent.
                    --------------------

          (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the
Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be reasonably acceptable to the Transferor.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become agent ted with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

          (d) The Servicer agrees to pay, on behalf of the Trust, to each authenticating agent from time to time reasonable compensation for its services under this Section 6.08.

          (e) The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.


          (f) Pursuant to an appointment made under this Section 6.08, the Certificate, may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Certificates described in the within mentioned Pooling and Servicing Agreement.


                                        _________________________
                                        _________________________
                                        as  Authenticating Agent
                                        for the Trustee,


                                    By: _____________________
                                        Authorized Officer


     Section 6.09   Tender of Exchangeable Transferor Certificate.
                    ---------------------------------------------

          (a) Upon any Exchange, the Trustee shall issue to the Transferor under Section 6.01 for execution and redelivery to the Trustee for authentication  under  Section  6.02  one  or more  new  Series  of  Investor
Certificates.     Any  such   Series  of   Investor  Certificates   shall  be
substantially in the form specified in the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Transferor. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

          (b) The Transferor may tender the Exchangeable Transferor Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate (any such tender a "Transferor Exchange"). In addition, to the
                                -------------------
extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Transferor may tender the Investor Certificates of any Series and the Exchangeable Transferor Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for, respectively (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate (an "Investor Exchange"). The Transferor Exchange and Investor Exchange are
 -----------------
referred to collectively herein as an "Exchange."  The Transferor may perform
                                       --------
an Exchange by notifying the Trustee, in writing, at least five days in advance (an "Exchange Notice") of the date upon which the Exchange is to
             ---------------
occur (an "Exchange Date").  Any Exchange Notice shall state the designation

           -------------
of any Series to be newly issued on the Exchange Date and, with respect to each such Series: (a) its Initial Invested Amount (or the method for calculating such Initial Invested Amount), if any, which, in the aggregate, at any time, may not be greater than the current principal amount of the Exchangeable Transferor Certificate less the current required Transferor Amount, if any, at such time (or in the case of an Investor Exchange, the sum of the Invested Amount of the Series of Investor Certificates to be exchanged plus the current principal amount of the Exchangeable Transferor Certificate), and (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such newly issued Series), if any. On the Exchange Date, the Trustee shall only authenticate and deliver the Certificates of any such Series upon delivery to it of the following: (a) a Supplement in form satisfactory to the Trustee executed by the Transferor and specifying the Principal Terms of such Series, (b) the applicable Enhancement, if any, (c) an Opinion of Counsel to the effect that the newly issued Series of Investor Certificates will be characterized as either indebtedness or an interest in a partnership under existing law for Federal income tax purposes and that the issuance of the newly issued Series of Investor Certificates will not have any material adverse impact on the Federal income tax characterization of any outstanding Series of Investor Certificates that have been the subject of a previous opinion of tax counsel,
(d) an agreement, if any, pursuant to which the Enhancement Provider agrees to provide Enhancement, (e) written confirmation from each Rating Agency that the Exchange will not result in the Rating Agency's reducing or withdrawing its rating or otherwise adversely affect any rating on any then outstanding Series rated by it and (f) the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Transferor Certificate, dated the Exchange Date.

          (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any Series of Investor Certificates, which may include, without limitation:
(i) its name or designation, (ii) an Initial Invested Amount or the method of calculating the Initial Invested Amount, (iii) a Certificate Rate (or formula for the determination thereof), (iv) the rights of the Transferor as Holder of the Exchangeable Transferor Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Collections), (v) the interest payment date or dates and the date or dates from which interest shall accrue, (vi) the method of allocating Principal Collections for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Finance Charge Collections and Defaulted Receivables, (vii) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (viii) the Servicing Fee Percentage, (ix) the Minimum Transferor Interest Percentage, (x) Minimum Aggregate Receivables, (xi) the Series Termination Date, (xii) the terms of any Enhancement, (xiii) the Enhancement Provider, (xiv) the Base Rate,
(xv) the Repurchase  Terms or  the terms  on which  the Certificates  of such

Series may be remarketed to other investors, (xvi) any deposit into any account provided for such Series, (xvii) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xviii) whether the Certificates may be issued in bearer form and any limitations imposed thereon, (xix) the priority of any Series with respect to any other Series, and (xx) any other relevant terms of such Series (all such terms, the "Principal Terms" of such Series). If on the date of the
            ---------------
issuance of such Series there is issued and outstanding no Series of Investor Certificates which is currently rated by a Rating Agency, then as a condition to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

     Section 6.10   (Reserved)
                     --------

     Section 6.11   Book-Entry Certificates.  Unless otherwise provided in
                    -----------------------
any related Supplement, the Investor Certificates, upon original issuance, will be issued in the form of the requisite number of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Transferor. The Investor Certificates shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of the Depository Trust Company, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.13 of the Agreement. Unless and until definitive, fully registered Investor Certificates (the "Definitive
                                                                   ----------
Certificates") have been issued to Certificate Owners pursuant to Section
------------
6.13 of the Agreement:

                 (i) the provision of this Section 6.11 shall be in full force and effect;

                (ii) all payments and notices to the Certificate Owners shall be made to the Clearing Agency;

               (iii) to the extent that the provisions of this Section 6.11 conflict with any other provisions of this Agreement, the provisions of this Section 6.11 shall control but shall be subject to the provisions of Section 6.05;

                (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and for the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.13 of the Agreement, the initial Clearing Agency will make book-entry transfers

     among   the  Clearing  Agency  Participants  and  receive  and  transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants; and

                 (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of a specified percentage of the Invested Amount of any or all Series of Certificates outstanding, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Investor Certificates.

     Section 6.12   Notice to Clearing Agency.  Whenever notice or other
                    -------------------------
communication to the Investor Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.13 of the Agreement, the Trustee, the Servicer and the Paying Agent shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates to the Clearing Agency or Agencies.

     Section 6.13   Definitive Certificates.  If Book-Entry Certificates have
                    -----------------------
been issued pursuant to Section 6.11 and if (i)(A) the Transferor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement, and
(B) the Trustee  or the Transferor is unable to locate a qualified successor,
(ii) the Transferor at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of a Servicer Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Invested Amount of any Series advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through each applicable Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the
Investor Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Transferor, the Transfer Agent and Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                             (END OF ARTICLE VI)

                                 ARTICLE VII

                            OTHER MATTERS RELATING

                              TO THE TRANSFEROR


     Section 7.01   Liability of the Transferor.  The Transferor shall be
                    ---------------------------
liable for each obligation, covenant, representation and warranty of the Transferor, arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence, the Transferor shall be liable only to the extent of the obligations specifically undertaken by the Transferor in its capacity as Transferor hereunder.

     Section 7.02   Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, the Transferor.
------------------------------

          (a)  The Transferor  shall not consolidate  with or merge  into any
other  corporation  or   convey  or  transfer   its  properties  and   assets
substantially as an entirety to any Person unless:

                 (i) the corporation formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall be a corporation, a savings and loan association, national association, a bank or other entity and, if the Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor hereunder; and

                (ii)  the  Transferor  has   delivered  to  the   Trustee  an
     officers' certificate signed by a Vice President (or any more senior officer) of the Transferor and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.02 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

               (iii) the Transferor has delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer and shall have received written confirmation from each Rating Agency that such consolidation, merger, conveyance or transfer would not cause a reduction or withdrawal of the rating of any Series of Certificates then outstanding.

          (b) The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except in each case in accordance with the provisions of the foregoing paragraph.

     Section 7.03   Limitation on Liability of the Transferor.  Subject to
                    -----------------------------------------
Sections 7.01 and 7.04 of the Agreement, neither the Transferor nor any of its directors or officers or employees or agents in its capacity as

Transferor shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in the capacity as Transferor pursuant to this Agreement whether arising from express or implied duties under this Agreement or any Supplement; provided, however, that this provision shall not protect
                   --------  -------
the Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any
----- -----
matters arising hereunder.

     Section 7.04   Indemnification of the Trust by the Transferor.
                    ----------------------------------------------
Notwithstanding anything to the contrary contained herein, the Transferor (i) agrees to be liable directly to the injured party for the entire amount of any losses, claims, damages, liabilities and expenses of the Trust to the extent that the Transferor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Transferor was a general partner and (ii) shall indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage, claim or injury (other than those attributable to an Investor Certificateholder in the capacity as an investor in the Investor Certificates as a result of defaults on the Receivables) arising out of or based on this Agreement by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Trust or the Trustee, or the actions of the Servicer including, but not limited to, amounts payable to the Servicer pursuant to Section ____, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided
                                                                 --------
that the Transferor shall not indemnify the Trustee (but shall indemnify any other injured party) if such loss, liability, expense, damage or injury is due to the Trustee's willful malfeasance, bad faith or gross negligence or by reason of the Trustee's reckless disregard of its obligations hereunder. The provisions of this indemnity shall run directly to and be
enforceable    by   an injured  party subject to   the   limitations hereof.

                             (END OF ARTICLE VII)

                                 ARTICLE VIII

                    OTHER MATTERS RELATING TO THE SERVICER

     Section 8.01   Liability of the Servicer.  The Servicer shall be liable
                    -------------------------
under this Agreement only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

     Section 8.02   Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------

Obligations of, the Servicer.  The Servicer shall not consolidate with or
----------------------------
merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                 (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a corporation, a savings and loan association, a national association, a bank or other entity and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee in a form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder (provided that this Section 8.02(i) shall not be construed to extend to mergers of subsidiaries of the Servicer into the Servicer as long as the Servicer is the surviving entity); and

                (ii) the Servicer has delivered to the Trustee an officer's certificate signed by a Vice President (or more senior officer) of the Servicer stating that such consolidation, merger, conveyance or transfer comply with this Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with and if an agreement supplemental hereto has been executed as contemplated by clause (i) above, an Opinion of Counsel stating that such supplemental agreement is a legal, valid and standing obligation of the Servicer enforceable against the Servicer in accordance with its terms; and

               (iii) the Servicer has delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer and shall have received written confirmation from each Rating Agency that such consolidation, merger, conveyance or transfer would not cause a reduction or withdrawal of the rating of any Series of Certificates then outstanding.

     Section 8.03   Limitation on Liability of the Servicer and Others.
                    --------------------------------------------------
Except as provided in Section 8.04 of the Agreement with respect to the Trust and the Trustee, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders or any other person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any Supplement; provided, however,
                                                       --------  -------
that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
                     ----- -----
Person respecting any matters arising  hereunder.  The Servicer shall  not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement which in its reasonable opinion may involve it in any expense or liability.

     Section 8.04   Servicer Indemnification of the Trust and the Trustee.
                    -----------------------------------------------------
The Servicer shall indemnify and hold harmless the Trust, for the benefit of the CertificatehoLders, and the Trustee, including its officers, directors and employees from and against any loss (excluding any investment loss), liability, expense, damage or injury suffered or sustained in connection with the acceptance of performance of the trusts and duties herein contained in any Supplement, including those arising from acts or omissions of the Servicer pursuant to this Agreement or any Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, provided that except in the case of any proceeding, action or claim which may involve a conflict between the interests on the Servicer and those of the Trustee, Trustee or Certificateholders, such attorneys to be reasonably acceptable to the Servicer provided, however, that the Servicer shall not indemnify the Trust
         --------  -------
or the Trustee or its officers, directors or employees for such loss, liability, expense, damage or injury to the extent such loss, liability, expense, damage or injury shall be due to the fraud, negligence or willful misconduct by the Trustee or its officers, directors or employees; provided,
                                                                   --------
further, that the Servicer shall not indemnify the Trust, the Trustee or its
-------
officers, directors or employees or the Investor Certificateholders for any liability, cost or expense of the Trust or the Trustee or its officers, directors or employees with respect to any action taken by the Trustee at the request of the Investor Certificateholders nor with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or the Investor Certificateholders in connection herewith to any taxing authority. Subject to Sections 7.01 and 7.04 and
Section 10.02(b) of the Agreement, any indemnification pursuant to this Section shall be only from the assets of the Servicer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the termination of the Agreement and payment in full of the Certificates.

     Section 8.05   The Servicer Not to Resign.  The Servicer shall not
                    --------------------------
resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the satisfaction of the following conditions, (i) upon the assumption, by an agreement supplemental hereto, executed by and delivered to the Trustee in form satisfactory to the Trustee, of the obligations and duties of the Servicer hereunder by the proposed Successor Servicer, (ii) the written confirmation by Rating Agencies that the then rating of the Certificates will not, solely as a result of such transfer, be reduced or withdrawn, (iii) the delivery to the Trustee of an Opinion of Counsel to the effect that such transfer will not have any material adverse impact on the Federal income tax characterization of any outstanding Series of Investor Certificates that have been the subject of a previous opinion of tax counsel and (iv) the proposed Successor Servicer has a net worth of not less than $100,000,000 and its regular business includes the servicing of credit card receivables. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer pursuant to Section 10.02, the Trustee shall serve as Successor Servicer hereunder but shall have continued authority to appoint another Person as Successor Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
10.02 of the Agreement as if a Termination Notice had been given.

     Section 8.06   Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
the Receivables.  The Servicer shall provide to the Trustee reasonable access
---------------
to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the performance of its obligation under this Agreement or any Supplement, the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request,
(ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.06 shall derogate from the obligation of the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06 as a result of such obligation shall not constitute a breach of this Section 8.06.

     Section 8.07   Delegation of Duties.  In the ordinary course of
                    --------------------
business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit Card Guidelines and this Agreement; however, if such delegation is not in the ordinary course of the Servicer's business, written notice shall be given to the Trustee and each Rating Agency of such delegation. Any delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of
Section 8.05 of the Agreement.

     Section 8.08   Examination of Records.  Each of the Transferor and the
                    ----------------------
Servicer shall indicate clearly and unambiguously in its computer files or other records that the Receivables arising in the Accounts have been transferred to the Trust pursuant to this Agreement for the benefit of the Investor Certificateholders. Each of the Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

                            (END OF ARTICLE VIII)

                                  ARTICLE IX

                             AMORTIZATION EVENTS

     Section 9.01   Amortization Events.  Unless modified with respect to any
                    -------------------
Series of Investor Certificates by any related Supplement, if any one of the following events shall occur:

          (a) the Originator, Bridgestone/Firestone or the Transferor voluntarily seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 90 days of its filing or the Originator or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement; or

          (b) the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;
then an "Amortization Event" with respect to all Series of Certificates shall occur without any notice or other action on the part of the Trustee or Investor Certificateholders.

     Upon the occurrence and during the continuance of any involuntary proceeding under any Debtor Relief Law with respect to the Transferor or the Originator, the Transferor shall not transfer any Receivables hereunder to the Trust.

     Section 9.02   Additional Rights Upon the Occurrence of Certain Events.
                    -------------------------------------------------------

          (a)If either the Transferor or Bridgestone/Firestone (i) seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting the same is not dismissed within (90) days of its filing or (ii) goes into liquidation or any other Person shall be appointed as a bankruptcy trustee or receiver or conservator of the Transferor or Bridgestone/Firestone, the Transferor shall on the day of such appointment (the "Appointment Date") immediately
                                     ----------------
cease to transfer Receivables to the Trust and the Transferor or Bridgestone /Firestone as applicable, shall promptly give notice to the Trustee of such appointment. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of any such voluntary or involuntary event and all Collections thereof, including Finance Charge Collections (other than Discount Option

Receivable Collections), whenever created or accrued in respect of such Receivables shall continue to be a part of the Trust. Within 15 days of the Appointment Date, the Trustee shall (i) publish a notice in an Authorized Newspaper that a bankruptcy trustee or receiver, as the case may be, of the Transferor has been appointed and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables or interest therein (as described below) on commercially reasonable terms and in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders describing the provisions of this Section 9.02 and requesting instructions from such Holders. Unless otherwise prohibited by law or unless within 60 days from the day notice pursuant to clause (i) above is first published, the Trustee shall have received written instructions of Holders of Investor Certificates representing Undivided Interests aggregating more than 50% of the Invested Amount of each Series (or, with respect to Series having more than one class, each class of such Series) to the effect that such Certificateholders disapprove of the liquidation of the Receivables or interest therein (as described below) and wish to continue receiving Receivables under the Trust as before such appointment, the Trustee shall proceed to sell, dispose of, or otherwise liquidate the Receivables, in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Trustee may obtain a prior determination from such bankruptcy trustee or receiver that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Section 9.01 and this Section 9.02 are not mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Receivables or interest therein pursuant to Section (a) above shall be treated as Collections on the Receivables and shall be allocated in accordance with the provisions of Article IV with respect to any Series as to which such sale, disposition or liquidation relates; provided that the
                                                     --------
Trustee shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Collections and the amount of such proceeds which are allocable to Principal Collections; provided, however, that any amounts
                                        --------  -------
payable to  the Holder  of the Exchangeable  Transferor Certificate  shall be payable to the Trustee to the extent of the reasonable costs, fees and expenses incurred by the Trustee in connection with such sale, liquidation or other disposition. On the day following the Distribution Date on which such proceeds are distributed to the Investor Certificateholders, the Trust shall terminate.

                             (END OF ARTICLE IX)

                                  ARTICLE X

                              SERVICER DEFAULTS

     Section 10.01  Servicer Defaults.  If any one of the following events
                    -----------------
(a "Servicer Default") shall occur and be continuing:
    ----------------


          (a) failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit or any withdrawal or to give notice to the Trustee as to any required drawing or payment under any Enhancement on or before the date occurring five Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement;

          (b) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any Supplement which could reasonably have a material adverse effect on the Certificateholders (other than a failure with respect to which there is no reasonable likelihood of such an effect), which continues unremedied for a period of 60 days after the earlier of discovery by the Servicer or the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating not less than 50% of the Invested Amount of any Series adversely affected thereby; or the Servicer shall assign its duties under this Agreement, except as permitted by Section 8.07;

          (c) any representation, warranty or certification made by the Servicer in this Agreement, any Supplement or in any certificate delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which could reasonably have a material adverse effect on the rights of the Certificateholders and which material adverse effect continues for Certificateholders for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating not less than 50% of the Invested Amount of any Series adversely affected thereby; or

          (d) the Servicer voluntarily seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting the same is not dismissed within 90 days of its filing;
then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested Amount, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all but not less than all of the rights
 ------------------
and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof. After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02 of the Agreement, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer (a "Service Transfer"); and, without
                                   ----------------

limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Trustee shall, as soon as practicable, notify the Servicer Letter of Credit Bank of such Service Transfer and surrender the Servicer Letter of Credit to the Servicer Letter of Credit Bank for cancellation. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality and nondisclosure agreements as the Servicer shall deem reasonably necessary to protect its interest.

     Notwithstanding the foregoing, a delay in or failure of performance under Section 10.01(a) of the Agreement for a period of 10 Business Days or under Section 10.01(b) or (c) of the Agreement for a period of 60 Business Days, shall not constitute a Servicer Default, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an Act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement Provider, the Transferor and the Investor Certificateholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default.

     Section 10.02  Trustee to Act; Appointment of Successor.
                    ----------------------------------------

          (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the

Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice, and with the consent of any Enhancement Provider (unless the applicable Supplement specifies otherwise) and the Originator, which consent shall not be unreasonably withheld, appoint an Eligible Servicer a successor servicer (the "Successor Servicer"), and such Successor Servicer
               ------------------
shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with Section 3.01(b) of the Agreement. Notwithstanding the above, the Trustee shall, if it is unable so to act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of credit card receivables as the Successor Servicer hereunder. The
Servicer shall immediately give notice to each Rating Agency upon the appointment of a Successor Servicer.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer except for the references in Sections 8.04 and 11.05 of the Agreement which shall continue to refer to Bridgestone/Firestone; provided, however, that (i) Bridgestone/Firestone
                       --------  -------
shall not indemnify the Trust or the Trustee if the acts, omissions or alleged acts or omissions upon which a claim for indemnification arises pursuant to Section 8.04 of the Agreement constitute fraud, gross negligence, breach of fiduciary duty or willful misconduct by a Successor Servicer (which obligation shall be assumed by the Successor Servicer) and (ii) Bridgestone/Firestone shall not pay or reimburse the Trustee pursuant to
Section 11.05 of the Agreement for any expense, disbursement or advance of the Trustee related to or arising as a result of the gross negligence or bad faith of the Successor Servicer (which obligation shall be assumed by the Successor Servicer). The Successor Servicer shall expressly be authorized, subject to Section 8.07 of the Agreement, to delegate any of its duties hereunder to Bridgestone/Firestone for a reasonable period on and after the date of any Servicer Transfer pursuant to this Article X. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any agreement under which an Enhancement Provider agrees to provide Enhancement for a Series.

          (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee; provided, however, that no such monthly compensation paid out of

     --------  -------
Collections shall be in excess of the Monthly Servicing Fee permitted to the Servicer pursuant to Section 3.02.

          (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

     Section 10.03  Notification to Certificateholders.  Upon the occurrence
                    ----------------------------------
of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee, any Enhancement Provider and each Rating Agency and the Trustee shall give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to each Rating Agency, any Enhancement Provider and to Investor Certificateholders at their respective addresses appearing in the Certificate Register.

     Section 10.04  Waiver of Past Defaults.  The Holders of Investor
                    -----------------------
Certificates evidencing Undivided Interests aggregating more than 66-2/3% of the Invested Amount of each Series affected by any default by the Servicer may, on behalf of all Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal with respect to any Series of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                              (END OF ARTICLE X)


                                  ARTICLE XI


                                 THE TRUSTEE

     Section 11.01  Duties of Trustee.
                    -----------------

          (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement. If a Servicer Default to the actual knowledge of a Responsible Officer of the Trustee has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement or any Supplement, as the case may be, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, shall examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement.

          (c) Subject to Section 11.01(a), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
            --------  -------

               (i) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (ii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% or such other amount as may be set forth in any Supplement for a Series of the Invested Amount of any Series pursuant to Section 11.14; and

             (iii) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with any of its obligations, including the obligations of the Servicer referred to in clauses (a), (b) and (c) of Section 10.01, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement or any Supplement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement or any Supplement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement or any Supplement.

          (e) Except for actions expressly authorized by this Agreement or any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

          (f) Except as specifically provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust.

          (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated as soon as possible upon actual knowledge of a Responsible Officer thereof and receipt of appropriate records, if any, to perform such obligation, duty or agreement in the manner so required.

          (h) Any action, suit or proceeding brought in respect of one or more particular Series shall have no effect on the Trustee's rights, duties and obligations hereunder with respect to any one or more Series not the subject of such action, suit or proceeding.

     Section 11.02  Rights of the Trustee.  Except as otherwise provided in
                    ---------------------
Section 11.01:

          (a) The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement or any Supplement by the proper party or parties;

          (b) The Trustee may reasonably consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (c) Subject to Section 11.01(a), the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or any Supplement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;


          (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement;

          (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts;

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

          (g) Except as may be required by Section 11.01(a) of the Agreement, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Transferor and Servicer with their representations and warranties or for any other purpose; and

          (h) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 11.02.

     Section 11.03  Trustee Not Liable for Recitals in Certificates.  The
                    -----------------------------------------------
Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15 of the Agreement, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in the Collection Account or other Accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof.

     Section 11.04  Trustee May Own Certificates.  The Trustee in its
                    ----------------------------
individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

     Section 11.05  The Servicer to Pay Trustee's Fees and Expenses.  The

                    -----------------------------------------------
Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to
Section 8.04, the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Supplement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provision of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be covered out of the Servicing Fee.

     Section 11.06  Eligibility Requirements for Trustee.  The Trustee
                    ------------------------------------
hereunder shall  at all times be  a corporation organized and  doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

     Section 11.07  Resignation or Removal of Trustee.
                    ---------------------------------

          (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferor and the Servicer. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 of the Agreement and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the

Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08.

     Section 11.08  Successor Trustee.
                    -----------------

          (a) Any successor trustee appointed as provided in Section 11.07 of the Agreement shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder and under any Supplement with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee at the expense of the Servicer, all documents or copies thereof, and statements held by it hereunder; and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Servicer shall immediately give notice to each Rating Agency upon the appointment of a successor trustee.

          (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

     Section 11.09  Merger or Consolidation of Trustee.  Any Person into
                    ----------------------------------
which  the Trustee  may  be merged  or  converted or  with  which it  may  be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall deliver notice to the Servicer, and each Rating Agency of any such merger, conversion, consolidation or succession.


     Section 11.10  Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------
          (a) Notwithstanding any other provisions of this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i)  All rights, powers,  duties and obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

              (ii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

             (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement or any Supplement, specifically including every provision of this Agreement or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by lay, to do any lawful act under or in respect to this Agreement or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 11.11  Tax Returns.  In accordance with Section 3.07 hereof, the
                    -----------
Trustee shall not file any Federal income tax return for the Trust. In the event of any Special Drawing pursuant to Section 4.01A(e) or 4.01B(d), the Servicer shall report the investment earnings thereon as its income for federal income tax purposes. In the event the Trust shall be required to file state tax returns or pursuant to an audit or administrative proceeding or change in applicable regulations to file Federal tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed; the Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. The Servicer in accordance with the provisions of any supplement of the Agreement shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee, the Servicer or the Transferor be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation Federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

     Section 11.12  Trustee May Enforce Claims Without Possession of
                    ------------------------------------------------
Certificates.  All rights of act (i) on and claims under this Agreement or
------------
any Supplement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

     Section 11.13  Suits for Enforcement.  If a Servicer Default shall occur
                    ---------------------
and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.01 of the Agreement, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

     Section 11.14  Rights of Certificateholders to Direct Trustee.  Except
                    ----------------------------------------------
for those actions taken pursuant to Section 9.02, holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series or such other amount as may be set forth in any Supplement for a Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method, and place of conducting such proceeding for any remedy available to the Trustee, or exercising any such trust or power; provided, however, that, subject to Section 11.01, the Trustee shall
       --------  -------
have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement or any
               --------
Supplement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificateholders.

     Section 11.15  Representations and Warranties of Trustee.  The Trustee
                    -----------------------------------------
represents and warrants that:

               (i)  The  Trustee  is  a  banking  corporation  organized  and
     existing under  the laws.   of the State of  New York and  authorized to
     conduct and engage in a banking and trust business under such laws;

              (ii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

             (iii) This Agreement has been duly executed and delivered by the Trustee.

     Section 11.16  Maintenance of Office or Agency.  The Trustee will

                    -------------------------------
maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                             (END OF ARTICLE XI)


                                 ARTICLE XII

                                 TERMINATION

     Section 12.01  Termination of Trust.
                    --------------------

          (a) The respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in
Section 12.03(b), upon the earlier of (i) the day after the day on which funds shall have been deposited in the Collection Account sufficient to pay the Aggregate Invested Amount plus interest accrued at the applicable Certificate Rates through the end of the applicable Interest Accrual Period in full on all Series of Investor Certificates and paid to the Holders of such Certificates and (ii) a day which is September 15, 2092 (the "Final
                                                                   -----
Trust Termination Date"); provided, however, that in no event shall the trust
----------------------    --------  -------
created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living on the date of this Agreement, of Joseph P. Kennedy, of the Commonwealth of Massachusetts, formerly United States representative at the Court of St. James. The Servicer shall promptly notify the Trustee of any respective termination pursuant to this Section 12.01.

          (b) If on the Transfer Date in the month immediately preceding the month in which the Final Trust Termination Date occurs in the case of Subsection (a)(ii) above, (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date pursuant to Article IV) the Invested Amount of any Series would be greater than zero, the Servicer shall sell within 30 days of such Transfer Date all of the Receivables. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with
Article IV; provided, however, that the Trustee in its sole discretion shall
            --------  -------
determine conclusively the amount of such proceeds which are allocable to Finance Charge Collections and the amount of such proceeds which are allocable to Principal Collections. During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate such payments in accordance with the provisions of Article IV.

     Section 12.02  Optional Purchase and Final Termination Date of Investor
                    --------------------------------------------------------
Certificates of any Series.
--------------------------

          (a) If provided in any Supplement on a Distribution Date the Transferor may, but shall not be obligated to, purchase any such Series of Investor Certificates by depositing into the
Collection Account, on the preceding Transfer Date, an amount equal to the Invested Amount thereof plus interest accrued and unpaid thereon at the applicable Certificate Rate through the Interest Accrual Period related to such Distribution Date on which the purchase will be made; provided, however,
                                                           --------  -------
that no such purchase of any Series of Investor Certificates shall occur unless the Transferor shall deliver an Opinion of Counsel reasonably acceptable to the Trustee, that such purchase of any Series of Investor Certificates would not constitute a fraudulent conveyance of the Transferor.

          (b) The amount deposited pursuant to Section 12.02(a) shall be paid to the Investor Certificateholders of the related Series pursuant to
Article IV on the Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Transferor pursuant to
Section 12.02(a) shall be delivered by the Transferor upon such purchase to, and be cancelled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

          (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, and pay the proceeds to all Certificateholders of such Series pro rata in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Receivables or interests in Receivables up to 110% of the Invested Amount of such Series at the close of business on such date (but not more than an amount of Receivables equal to the sum of (1) the product of (A) the current Transferor Percentage, (B) Aggregate Receivables and (C) a fraction the numerator of which is the related Invested Percentage with respect to Finance Charge Collections and the denominator of which is the sum of all Invested Percentages with respect to Finance Charge Collections of all Series outstanding and (2) the Invested Amount of such Series). Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Holder of the Exchangeable Transferor Certificate. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.03.

     Section 12.03  Final Payment with Respect to any Series.
                    ----------------------------------------


          (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least two days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than such final distribution specifying (a) the Distribution Date (which shall be the Distribution Date in the month in which the deposit is made pursuant to Section 2.07 or Section 12.02(a)) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated, (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officers' Certificate setting forth the information specified in the applicable Supplement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

          (b)  Notwithstanding  the  termination  of  the Trust  pursuant  to
Section 12.01(a) or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 12.02 of the Agreement, all funds then on deposit in the Collection Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates. In the event that all of the Investor Certificateholders of such Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders.

          (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be cancelled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

     Section 12.04  Transferor's Termination Rights.  Upon the termination
                    -------------------------------
of the Trust pursuant to Section 12.01 and the surrender of  the Exchangeable

Transferor Certificate, the Trustee shall return to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, then existing or thereafter created, all moneys due or to become due with respect thereto (including all accrued interest theretofore posted as Periodic Finance Charges), and all proceeds thereof, including all Recoveries relating thereto and all proceeds thereof and all right, title and interest of the Transferor in, to and under the Purchase and Sale Agreement, except for amounts held by the Trustee pursuant to Subsection 12.03(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trust had in the Receivables.

                             (END OF ARTICLE XII)


                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS


     Section 13.01  Amendment.
                    ---------

          (a) This Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided, however, that such action shall
                                  --------  -------
not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Investor Certificateholders. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

     This Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying, in any manner the rights of the Holders of Certificates; provided that (i) the Servicer shall have provided an Officer's
              --------
Certificate to the Trustee and any Enhancement Provider to the effect that such amendment will not materially and adversely affect the interests of the Certificateholders, (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided,

                                                                    --------
further, that such amendment shall not reduce in any manner the amount of,
-------
or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related
Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the percentage pursuant to clause (b) required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders; provided, further, that (w) the transfer of the Accounts and/or the servicing
--------  -------
functions with respect thereto to a national banking association established and owned by Bridgestone/Firestone to own the Originator's credit card accounts and receivables and to act as Servicer shall require the prior written consent of the Rating Agencies, (x) the transfer of the Accounts to any national bank to own the Originator's credit card accounts and receivables shall require written consent of the applicable Rating Agencies and an opinion of counsel stating that the transfer will not result in the transfer of the Receivables for federal tax purposes, (y) any transaction effected in accordance with Section 8.02 hereof and (z) any other transactions related, supplemental or incidental thereto (including any transaction effected pursuant to clause (x) above) shall be deemed not to materially and adversely affect the interests of the Certificateholders and shall not require the delivery of an Officer's Certificate of the Servicer pursuant to clause (i) above.

          (b) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each and every Series affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment
                                    --------  -------
under this Subsection (b) shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

          (c) Promptly after the execution of any amendment described in this Section the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish written notification of the substance of such amendment to any related Enhancement Provider and each Rating Agency.

          (d) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (e) Any Assignment or Reassignments regarding the addition to or removal of Receivables from the Trust respectively, as provided in Sections
2.05 and 2.10, respectively, of the Agreement executed in accordance with the provisions hereof shall not be considered amendments to this Agreement, including, without limitation, for the purpose of Sections 13.01(a) and (b).

     Section 13.02  Protection of Right, Title and Interest to Trust.
                    ------------------------------------------------

          (a) The Servicer shall cause this Agreement, any Supplement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust Assets, and the Transferor's rights in and to the Receivables to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust Assets and to preserve and protect the right, title and interest of the Transferor to the Receivables. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall Cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.02(a).

          (b) Within 30 days after the Transferor makes any change in its name identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the Commonwealth of Massachusetts the Transferor shall give the Trustee and the Servicer notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) The Transferor and the Servicer will give the Trustee prompt written notice of any relocation of any office from which the Servicer services Receivables or in which the Transferor and the Servicer keep records concerning the Receivables or of the relocation of the Transferor's and the Servicer's principal executive offices and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. The Servicer will at all times maintain each office from which it services

Receivables, and the Transferor and the Servicer will at all times maintain their principal executive offices within the United States of America.

          (d) The Servicer will deliver to the Trustee: (i) upon the execution and delivery of each amendment of the Agreement or any Supplement (provided, however, that the adoption of a Supplement pursuant to Section
 --------  -------
6.09 which supplements or modifies Article IV for a particular new Series shall not be considered an amendment) other than amendments pursuant to
Section 13.01(a) and upon each date that any Additional Accounts are to be included in the Accounts pursuant to Section 2.05 hereof, an Opinion of Counsel substantially in the form of Exhibit F; and (ii) on or before March
                                     ---------
31 of each year, beginning with March 31, 1994, an Opinion of Counsel, dated on or after January 1 of such year, stating to the effect that no filing or other action, except such action as shall be described therein, is necessary from the date thereof through March 31 of the following year to continue the perfected status of the interest of the Trust in the collateral described in the financing statements referred to in such opinion.

          (e) If at any time the Servicer is no longer Bridgestone/Firestone, the Transferor shall deliver to the Successor Servicer powers-of-attorney such that such Successor Servicer may perform the obligations set forth in Sections 13.02(a), 13.02(b) and 13.02(c).

     Section 13.03  Limitation on Rights of Certificateholders.
                    ------------------------------------------
          (a) The death or incapacity of any Investor Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Investor Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Investor Certificateholder shall have any right to vote (except as specifically provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof (other than the Holder of the Exchangeable Transferor Certificate, to the extent provided herein).

          (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, and unless the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series which may be adversely affected but for the institution of such suit, action or proceeding shall have made, written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatsoever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Investor Certificateholders of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 13.04  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     Section 13.05  Notices.  All demands, notices and communications
                    -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, or sent by overnight courier or facsimile to, or mailed by registered mail, return receipt requested, to (a) in the case of Firestone Retail Credit Corporation to c/o JH Management Company, One International Place, Boston, Massachusetts 02110, Attention: ______________;
(b) in the case of Bridgestone/Firestone, Inc., 50 Century Boulevard, Nashville, Tennessee 37214, Attention: Treasurer and (c) in the case of the Trustee, to the Corporate Trust Office; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the
Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Copies of all notices, reports, certificates and amendments delivered hereunder shall be mailed to the Rating Agency as follows: (a) Standard & Poor's Corporation, 25 Broadway, New York, NY 10004, Attention: Structured Finance, (b) Moody's Investor Services, 99 Church Street, New York, N.Y. 10007, Attention: Structured Finance and (c) Fitch Investors Service, Inc., One State Street Plaza, New York, NY 10004, Attention: Structured Surveillance Department.

     Section 13.06  Severability of Provisions.  If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

     Section 13.07  Assignment.  Notwithstanding anything to the contrary
                    ----------
contained herein, except as provided in Section 8.02, this Agreement, including any Supplement, may not be assigned by the Servicer without the prior consent of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested amount of the Investor Certificates of each Series on a Series by Series basis.

     Section 13.08  Certificates Nonassessable and Fully Paid.  It is the
                    -----------------------------------------
intention of the parties to this Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.09 and 6.02 are and shall be deemed fully paid.

     Section 13.09  Further Assurances.  The Transferor and the Servicer
                    ------------------
agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

     Section 13.10  No Waiver; Cumulative Remedies.  No failure to exercise
                    ------------------------------
and no delay in exercising, on the part of the
Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 13.11  Counterparts.  This Agreement and any Supplement may be
                    ------------
executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 13.12  Third Party Beneficiaries.  This Agreement and any
                    -------------------------
Supplement will inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII or Section 7.04, no other person will have any right or obligation hereunder; provided, however, that
                                                    --------  -------

if so specified in the applicable Supplement, an Enhancement Provider may be deemed to be a third party beneficiary of this Agreement.

     Section 13.13  Actions by Certificateholders.
                    -----------------------------
          (a) Wherever in this Agreement or any Supplement, a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registratiOn of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     Section 13.14  Merger and Integration.  Except as specifically stated
                    ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 13.15  Headings.  The headings herein are for purposes of
                    --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 13.16  Voting, Waiver and Consents.  Notwithstanding anything
                    ---------------------------
herein to the contrary, any certificate held by, or on behalf of, the Transferor or any of its Affiliates shall not be entitled to vote for, or give its consent to, or grant a waiver with respect to, any matter required, permitted or authorized hereby to be voted upon, consented to or waived. For the purposes of calculating the percentage of any Certificates so voting, consenting or granting such waiver, such Certificate held by, or on behalf of, the Transferor or any of it. Affiliates shall be deemed not to be outstanding and it interest shall not be reflected in either the numerator or denominator of the fraction by which such percentage is derived.

                            (END OF ARTICLE XIII)


     IN WITNESS WHEREOF, the Transferor, Bridgestone/Firestone, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                         FIRESTONE RETAIL CREDIT CORPORATION,
                           as Transferor



                         By
                           -----------------------------------------------
                           Name:
                           Title:


                         BRIDGESTONE/FIRESTONE, INC.
                           as Servicer and individually


                         By
                           -----------------------------------------------
                           Name:
                           Title:


                         THE FUJI BANK AND TRUST COMPANY,
                           as Trustee


                         By
                           -----------------------------------------------
                           Name:
                           Title:



     IN WITNESS WHEREOF, the Transferor, Bridgestone/Firestone, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                         FIRESTONE RETAIL CREDIT CORPORATION,
                           as Transferor


                         By
                           -----------------------------------------------
                           Name:
                           Title:


                         BRIDGESTONE/FIRESTONE, INC.
                           as Servicer and individually


                         By
                           -----------------------------------------------
                           Name:
                           Title:


                         THE FUJI BANK AND TRUST COMPANY,
                           as Trustee



                         By
                           -----------------------------------------------

                           Name:
                           Title:



                                                                  Exhibit A-1
                                                                  -----------


                 FORM OF EXCHANGEABLE TRANSFEROR CERTIFICATE


                                                                     One Unit

                      BRIDGESTONE/FIRESTONE MASTER TRUST
                     EXCHANGEABLE TRANSFEROR CERTIFICATE


             THIS CERTIFICATE REPRESENTS THE TRANSFEROR INTEREST
                  IN THE BRIDGESTONE/FIRESTONE MASTER TRUST


     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated or to be generated under a private label credit card program (the "Credit Card Program") established by Credit First National Association ("Credit First") and all monies due or to become due in respect thereof.

                     (Not an interest in or obligation of
                 Credit First, Bridgestone/Firestone, Inc. or
                    Firestone Retail Credit Corporation or
                            any affiliate thereof)


     This certifies that FIRESTONE RETAIL CREDIT CORPORATION is the registered owner of an undivided interest (the "Transferor Interest") in the Bridgestone/Firestone Master Trust (the "Trust") not represented by the
Investor Certificates and the Bridgestone/Firestone Certificate issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of October ___, 1996 (the "Agreement"; such term to include any Supplement thereto) by and among Firestone Retail Credit Corporation, as transferor (the "Transferor"), Bridgestone/Firestone, Inc., as servicer (the "Servicer") and The Fuji Bank and Trust Company, as trustee (the "Trustee"). The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in consumer revolving credit card accounts identified in the Agreement from time to time (the "Accounts") as of the Cut-Off Date, all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the

Accounts on the Cut-Off Date or generated thereafter including all Recoveries relating thereto (net of related expenses) insurance proceeds (net of related expenses), all right, title and interest of the Transferor in, to and under the Participation Agreement, Purchase and Sale Agreement and any Insurance Premiums paid under any Insurance Agreement, all monies on deposit in the Collection Account
(excluding any investment earnings on such deposited amounts), any other account or accounts maintained for the benefit of Certificateholders and available under any Enhancement to be provided by an Enhancement Provider for any Series for payment to Certificateholders, the Servicer Letter of Credit and all other assets and interests constituting the Trust and all proceeds of the foregoing.

     Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Fuji Bank and Trust Company, Two World Trade Center, 81st Floor, New York, New York 10048, Attention: Trust Administration Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Transferor by virtue of the acceptance hereof assents and by which the Transferor is bound.

     This Certificate is not permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed except in compliance with the terms of the Agreement .

     The Receivables consist of amounts transferred to the Transferor, payable by Obligors on any Account, from time to time as shown on the Servicer's records, including, without limitation, amounts payable for the purchases of goods or services and amounts payable for Periodic Finance Charges, Late Fees, Returned Check Fees, returned convenience check fees, cash advance fees and credit related insurance, as more fully specified in the Agreement.

     This Certificate is the Exchangeable Transferor Certificate (the "Certificate"), which represents an undivided interest in the Trust,
 -----------
including the right to receive the Collections and other amounts at the times and in the amounts specified in the Agreement to be paid to the holder of the Exchangeable Transferor Certificate. The aggregate interest represented by this Certificate at any time in the Receivables in the Trust shall not exceed the Transferor Interest at such time. In addition to this Certificate, Investor Certificates will be issued to investors pursuant to the Agreement, which will represent the interests of Investor Certificateholders in the Trust and the Bridgestone/Firestone Certificate will be issued to Bridgestone/Firestone, pursuant to the Agreement, which will represent the interest of Bridgestone/Firestone in the Trust.
This Certificate shall not represent any interest in the Collection Account or other account or any Enhancement except as provided in the Agreement.


     Subject to certain conditions in the Agreement, the obligations created by the Agreement and the Trust created thereby shall terminate upon the earlier of (i) September 15, 2092 and (ii) the day after the date on which funds shall have been deposited in the Collection Account sufficient to pay the Aggregate Invested Amount plus interest accrued at the applicable Certificate Rates through the end of the applicable Interest Accrual Period in full on all Series of Investor Certificates; provided, however, that in
                                                --------  -------
no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living on the date of the Agreement, of Joseph P. Kennedy, of the Commonwealth of Massachusetts, formerly United States representative at the Court of St. James.

     Upon termination of the Trust pursuant to Article XII of the Agreement, subject to the provisions of the Agreement and the surrender of this Certificate, the Trustee shall assign and convey to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof, except for amounts held by the Trustee pursuant to Subsection 12.03(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transfer or all right, title and interest which the Trust has in the Receivables.

     Unless the certificate of authentication herein has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                         FIRESTONE RETAIL CREDIT CORPORATION


                         By:
                            ----------------------------------------------
                            Name:
                            Title:



                        CERTIFICATE OF AUTHENTICATION

     This is the Exchangeable Transferor Certificate referred to in the within mentioned Pooling and Servicing Agreement.


                         THE FUJI BANK AND TRUST COMPANY,
                           as Trustee


                         By:

                            ----------------------------------------------
                            Authorized Signatory



                                                                Exhibit A-2
                                                                -----------


                  FORM OF BRIDGESTONE/FIRESTONE CERTIFICATE


                                                                     One Unit

                      BRIDGESTONE/FIRESTONE MASTER TRUST
                      BRIDGESTONE/FIRESTONE CERTIFICATE

          THIS CERTIFICATE REPRESENTS THE B/F ALLOCATION PERCENTAGE
                  IN THE BRIDGESTONE/FIRESTONE MASTER TRUST


     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated or to be generated under a private label credit card program established by Credit First National Association ("Credit First") and all monies due or to become due in respect thereof.

                     (Not an interest in or obligation of
                Credit First, Bridgestone/Firestone, Inc.  or
                    Firestone Retail Credit Corporation or
                            any affiliate thereof)

     This certifies that BRIDGESTONE/FIRESTONE, INC. is the registered owner of an undivided one percent interest (the "B/F Allocation Percentage") in the Bridgestone/Firestone Master Trust (the "Trust"). This Certificate, the Investor Certificates and the Exchangeable Transferor Certificate were issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of October ___, 1996 (the "Agreement"; such term to include any Supplement thereto) by and among Firestone Retail Credit Corporation, as transferor (the "Transferor"), Bridgestone/Firestone, Inc., as servicer (the "Servicer") and The Fuji Bank and Trust Company, as trustee (the "Trustee"). The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in consumer revolving credit card accounts identified in the Agreement from time to time (the "Accounts") as of the Cut-Off Date, all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts on the Cut-Off Date or generated thereafter including all Recoveries relating thereto (net of related expenses) insurance proceeds (net of related expenses), all right, title and interest of the Transferor in, to and under the Participation Agreement, the Purchase and Sale Agreement and any Insurance Premiums paid under any Insurance Agreement, all monies on deposit in the Collection Account (excluding any investment earnings on such deposited amounts),
any   other   account   or   accounts   maintained   for   the   benefit   of

Certificateholders and available under any Enhancement to be provided by an Enhancement Provider for any Series for payment to Certificateholders, Servicer Letter of Credit and all other assets and interests constituting the Trust and all proceeds of the foregoing.

     Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Fuji Bank and Trust Company, Two World Trade Center, 81st Floor, New York, New York 10048, Attention: Trust Administration Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Transferor by virtue of the acceptance hereof assents and by which the Transferor is bound.

     This Certificate is not permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed except in compliance with the terms of the Agreement.

     The Receivables consist of amounts transferred to the Transferor, payable by Obligors on any Account, from time to time as shown on the Servicer's records, including, without limitation, amounts payable for purchases of goods or services and amounts Payable for Periodic Finance Charges, Late Fees, Returned Check Fees, returned convenience check fees, cash advance fees and credit related insurance, as more fully specified in the Agreement.

     This Certificate is the Bridgestone/Firestone Certificate (the "Certificate"), which represents an undivided one percent interest in the
 -----------
Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Agreement to be paid to the holder of the Bridgestone/Firestone Certificate. The aggregate interest represented by this Certificate at any time in the Receivables in the Trust shall not exceed the B/F Allocation Percentage. In addition to this Certificate, Investor Certificates will be issued to investors pursuant to the Agreement, which will represent the interests of Investor Certificateholders in the Trust and the Exchangeable Transferor Certificate will be issued to the Transferor, pursuant to the Agreement, which will represent the interest of the Transferor in the Trust. This Certificate shall not represent any interest in the Collection
Account or other account or any Enhancement except as provided in the Agreement.

     Subject to certain conditions in the Agreement, the obligations created by the Agreement and the Trust created thereby shall terminate upon the earlier of (i) September 15, 2092 and (ii) the day after the date on which funds shall have been deposited in the Collection Account sufficient to pay the Aggregate Invested amount plus interest accrued at the applicable Certificate Rates through the end of the applicable Interest Accrual Period in full on all Series of Investor Certificates; provided, however, that in
                                                --------  -------
no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living on the date of the Agreement, of Joseph P. Kennedy, of the Commonwealth of Massachusetts, formerly United States representative at the Court of St. James.

     Unless the certificate of authentication herein has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                         FIRESTONE RETAIL CREDIT CORPORATION


                         By:
                            ----------------------------------------------
                            Name:
                            Title:


                        CERTIFICATE OF AUTHENTICATION

     This is the BRIDGESTONE/FIRESTONE Certificate referred to in the within mentioned Pooling and Servicing Agreement.


                         THE FUJI BANK AND TRUST COMPANY,
                           as Trustee


                         By:
                            ----------------------------------------------
                            Authorized Signatory



                                                                  EXHIBIT B
                                                                  ---------


                     FORM OF ASSIGNMENT OF RECEIVABLES IN
                        ELIGIBLE ALTERNATIVE ACCOUNTS

                  (As required by Subsection 2.05(b)(ii) of
                     the Pooling and Servicing Agreement)


     ASSIGNMENT No. _____ OF RECEIVABLES IN ELIGIBLE ALTERNATIVE ACCOUNTS, dated as of _________________, by and between FIRESTONE RETAIL CREDIT CORPORATION (the "Transferor"), a Massachusetts corporation, as Transferor, and THE FUJI BANK AND TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.

                              W I T N E S E T H:
                             - - - - - - - - -

     WHEREAS, the Transferor, Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as Servicer, and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of October ___, 1996 (hereinafter as such agreement may have been or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

     WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor pursuant to Section 2.05(b) and (c) of the Pooling and Servicing Agreement, may designate Eligible Alternative Accounts of the Transferor to be included as Accounts and to convey the Receivables of such Eligible Alternative Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

     WHEREAS,  the  Trustee  is  willing  to   accept  such  designation  and
conveyance of the Receivables in the Eligible Alternative Accounts subject to the terms and conditions hereof;

     NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

     1.   Defined Terms.  All capitalized terms used herein shall have the
          -------------
meanings ascribed to them in the Pooling and Servicing Agreement unless otherwise defined herein.

     "Addition Date" shall mean, with respect to the Eligible Alternative
      -------------
Accounts designated hereby, (___________________, 199__).

     "Addition Notice Date" shall mean, with respect to the Eligible
      --------------------
Alternative Accounts, the last day in the month preceding the month in which the Addition Date occurs.

     2.   Designation of Eligible Alternative Accounts.  The Transferor does
          --------------------------------------------
hereby deliver herewith a list or computer file containing a true and complete schedule identifying all such Eligible Alternative Accounts specifying for each such Account, as of the Addition Notice Date, its account number. Such list or computer file shall be as of the date of this Assignment incorporated into and made part of this Assignment and is marked as Schedule 1 to this Assignment.
   ----------

     3.   Conveyance of Receivables.
          -------------------------


     (a) The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of Certificateholders, without recourse all of its right, title and interest in, to and under the Receivables now existing and hereafter created designated on Schedule 1 hereof, all monies
                                             ----------
due or to become due and all amounts received with respect thereto, including all Recoveries related thereto (net of related expenses), insurance proceeds (net of related expenses), and any Insurance Premiums paid under any Insurance Agreement and all proceeds thereof. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Investor Certificateholder of any obligation of the Servicer, the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors, merchants, or Credit First National Association and any affiliate thereof, or insurers.

     (b) In connection with such transfer, the Transferor agrees to record and file, at its own expense, a financing statement (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created for the transfer of accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Trustee on or prior to the date of issuance of the Certificates. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or make any other filing under the UCC in connection with such transfer.

     (c) In connection with such transfer, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment to indicate in its books and records that all Receivables created in connection with the Eligible Alternative Accounts designated hereby have been conveyed to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

     4.   Acceptance by Trustee.  Subject to the satisfaction of the
          ---------------------
conditions set forth in Section 6, the Trustee hereby acknowledges its acceptance on behalf of the Trust for the benefit of all Certificateholders of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 3(a) of this Assignment, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Pooling and Servicing Agreement. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Trustee the written list described in Section 2 of this Assignment.

     5.   Representations and Warranties of the Transferor.  The Transferor
          ------------------------------------------------
hereby represents and warrants to the Trustee, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:


     (a)  Legal, Valid and Binding Obligation.  This Assignment constitutes
          -----------------------------------
a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now and hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

     (b)  Eligibility of Accounts:  As of the Addition Notice Date, to the
          -----------------------
best  knowledge  of   the  Transferor,  each  Eligible   Alternative  Account
designated hereby is an Eligible Alternative Account in all material respects;

     (c)  Selection Procedures.  No selection procedure adverse to the
          --------------------
interests  of the Investor  Certificateholders was utilized  in selecting the
Alternative  Accounts   designated   hereby  from   the  available   Eligible
Alternative Accounts;

     (d)  Insolvency.  The Transferor is not insolvent and, after giving
          ----------
effect to the conveyance set forth in Section 3 of the Assignment, will not be insolvent; and

     (e)  Security Interest.  This Assignment constitutes a valid transfer
          -----------------
and assignment to the Trust of all right, title and interest of the Transferor in the Receivables including all Recoveries relating thereto and the proceeds thereof (including insurance proceeds to the extent that the Seller is entitled thereto) relating thereto or, if this Assignment does not constitute a valid transfer and assignment of such property, it constitutes a grant of a "security interest" (as defined in the UCC as in effect in the State of New
York) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Assignment, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statement described in Section 3 of the Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property except for Liens permitted under subsection 2.08(b) of the Pooling and Servicing Agreement; provided, however, that such security interest in proceeds shall
           --------  -------
remain perfected after 10 days from their receipt by the Servicer (so long as Bridgestone/Firestone is the Servicer) or the Transferor only to the extent that such proceeds are identifiable cash proceeds or that come into the Trust's possession within the applicable 10-day period; and provided,
                                                            --------
further, that the Transferor makes no representation or warranty with respect

-------
to the effect of Section 9-306(4) of the UCC on the rights of the Trust to proceeds held by the Transferor at the time insolvency proceedings are instituted by or against the Transferor.

     6.   Conditions Precedent.  The acceptance of the Trustee set forth in
          --------------------
Section 4 hereof and the amendment of the Pooling and Servicing Agreement as set forth in Section 7 hereof are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

     (a)  Representations and Warranties.  Each of the representations and
          ------------------------------
warranties made by the Transferor in Section 5 shall be true and correct as of the Addition Notice Date or as of the Addition Date as applicable.

     (b)  Officer's Certificate.  The Transferor shall have delivered to the
          ---------------------
Trustee a certificate of a Vice President or more senior officer confirming the items set forth in Section 2.05(b)(v) of the Pooling and Servicing Agreement.

     (c)  Opinion of Counsel.  The Transferor shall have delivered to the
          ------------------
Trustee an Opinion of Counsel with respect to the Eligible Alternative Accounts designated hereby substantially in the form of Exhibit F to the
                                                        ---------
Pooling and Servicing Agreement.

     (d)  Additional Information.  The Transferor shall have delivered to the
          ----------------------
Trustee such information, if any, as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(b) of this Agreement.

     7.   Amendment of the Pooling and Servicing Agreement.  The Pooling and
          ------------------------------------------------
Servicing Agreement is hereby amended by providing that all references to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Pooling and Servicing Agreement.

     8.   Counterparts.  This Assignment may be executed in any number of
          ------------
counterparts, all of which taken together shall constitute one and the same instrument.


     9.   Governing Law.  THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED
          -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Eligible Alternative Accounts to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                         FIRESTONE RETAIL CREDIT CORPORATION,


                           as Transferor


                         By
                           -----------------------------------------------
                           Title:


                         THE FUJI BANK AND TRUST COMPANY,
                           as Trustee


                         By
                           -----------------------------------------------
                           Title:


                                                                 EXHIBIT C
                                                                 ---------


           FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                   (As required by Subsection 2.10(b)(i) of
                     the Pooling and Servicing Agreement)


     REASSIGNMENT No. ___ OF RECEIVABLES, dated as of ___________, __, by and between FIRESTONE RETAIL CREDIT CORPORATION, as Transferor (the "Transferor"), a Massachusetts corporation, and THE FUJI BANK AND TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.

                             W I T N E S S E T H
                             -------------------

     WHEREAS, the Transferor, Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as servicer and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of ______________ (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and

Servicing Agreement");

     WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to remove all Receivables from certain designated Accounts of the Transferor (the "Removed Accounts.) and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor; and

     WHEREAS, the Trustee is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

     NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

     1.   Defined Terms.  All terms defined in the Pooling and Servicing
          -------------
Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

     "Removal Date" shall mean, with respect to the Removed Accounts
      ------------
designated hereby, ___________, 19__.

     "Removal Notice Date" shall mean, with respect to the Removed Account,
      -------------------
the billing date for such Removed Account in the month preceding the month in which the Removal Date for such Removed Account occurs, (which shall be a date on or prior to the fifth Business Day prior to the Removal Date).

     2.   Designation of Removed Accounts.  The Transferor shall deliver to
          -------------------------------
the Trustee  herewith a list or computer file  containing a true and complete schedule identifying all Accounts the Receivables of which have not been removed from the Trust specifying for each such Account, as of the Removal Notice Date, its account number. Such schedule shall be marked as Schedule
                                                                   --------
1 to this Reassignment and shall be incorporated into and made a part of this
-
Reassignment as of the Removal Date.

     3.   Conveyance of Receivables.
          -------------------------

     (a) The Trustee does hereby transfer, assign, set-over and otherwise convey to the Transferor, without recourse on and after the Removal Date, all right, title and interest of the Trust in, to and under the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all amounts due or to become due and all amounts received with respect thereto, including all Recoveries relating thereto (net of related expenses), insurance proceeds (net of related expenses), all of its right, title and interest in, to and under the Participation Agreements, Purchase and Sale Agreement and any Insurance Premiums paid under any Insurance Agreement and all proceeds of any Insurance Agreement.


     (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferor, on or prior to the date of this Reassignment, a termination statement prepared by the Transferor in form satisfactory to the Trustee with respect to the Receivables now existing and hereafter created in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

     4.   Acceptance by Trustee.  The Trustee hereby acknowledges that, prior
          ---------------------
to or simultaneously with the execution and delivery of this Reassignment, the Transferor delivered to the Trustee the computer file or microfiche list described in Section 2 of this Reassignment.

     5.   Representations and Warranties of the Transferor.  The Transferor
          ------------------------------------------------
hereby represents and warrants to the Trustee, on behalf of the Trust, as of the date of this Agreement and as of the Removal Date:

     (a)  Legal, Valid and Binding Obligation.  This Reassignment constitutes
          -----------------------------------
a legal, valid and binding obligation of the Transferor enforceable against the Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

     (b)  Selection Procedures.  No selection procedures believed by the
          --------------------
Transferor to be materially adverse to the interests of the Investor Certificateholders of any Series were utilized in selecting the Removed Accounts designated hereby.

     6. Conditions Precedent. The amendment of the Pooling and Servicing Agreement set forth in Section 7 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

     (a)  Officers' Certificate.  The Transferor shall have delivered to the
          ---------------------
Trustee an Officers' Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.10 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing or hereafter created, have been satisfied, and (ii) each of the representations and warranties made by the Transferor in Section 5 hereof is true and correct as of the Removal Date. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.


     7.   Amendment of the Pooling and Servicing Agreement.  The Pooling and
          ------------------------------------------------
Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

     8.   Counterparts.  This Reassignment may be executed in two or more
          ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     9.   Governing Law.  THIS REASSIGNMENT SHALL BE GOVERNED BY AND
          -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

     IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                         FIRESTONE RETAIL CREDIT CORPORATION,
                           as Transferor


                         By
                           -----------------------------------------------
                           Title:



                         THE FUJI BANK AND TRUST COMPANY,
                           as Trustee




                         By
                           -----------------------------------------------
                           Title:



                                                                 EXHIBIT D
                                                                 ---------




                                                   Date: ______________, 1992


             IRREVOCABLE SERVICER LETTER OF CREDIT NO. _________


The Fuji Bank and Trust Company
Two World Trade Center
81st Floor
New York, New York 10048
Attention:  Trust Administration Department

Gentlemen:

     At the request and for the account of our customer, Bridgestone/Firestone, an Ohio corporation (the "Corporation"), we (the "Bank") hereby establish in your favor this Irrevocable Letter of Credit No. ________________________ wherein you, as trustee (the "Trustee") under the Amended and Restated Pooling and Servicing Agreement, as supplemented (collectively, the "Pooling and Servicing Agreement") among the Corporation, as servicer, Firestone Retail Credit Corporation, as transferor and you, pursuant to which the Bridgestone/Firestone Master Trust, Series 1992-A and Series 1992-B Certificates (the "Certificates") have been issued, are hereby irrevocably authorized, to draw (i) as required under Section 4.01A(a) of the Pooling and Servicing Agreement or (ii) Section 4.01A(e) of the Pooling and Servicing Agreement (a "Special Drawing"), upon the terms and conditions hereinafter set forth, in an aggregate amount not exceeding $45,000,000 (hereinafter, as reduced from time to time in accordance with the provisions hereof, the "Stated Amount").

     Funds under this Letter of Credit are available to you only against your written certificate signed by a person purporting to be your authorized officer, appropriately completed, in the form of Annex 1 or Annex 2 hereto for payment of certain amounts due from, but unpaid by, the Corporation under the Pooling and Servicing Agreement.

     We hereby agree that each demand made under and in compliance with the terms of this Letter of Credit will be duly honored by us upon due delivery of the certificate(s), as specified above, appropriately completed (together with the enclosures, if any, required thereby), if presented as specified on or before the expiration date hereof. If a presentation in respect of payment is made by you hereunder at or prior to 12:00 P.M., New York City time, on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, not later than 3:00 P.M., New York City time, on the same Business Day. If a presentation in respect of payment is made by you hereunder after 3:00 P.M., New York City time, on a Business Day, such presentation shall be deemed to have been made prior to 3:00 P.M., New York City time, on the next succeeding Business Day. You agree to use your best efforts to provide us telephonic notice at the time any presentation in respect of payment is made hereunder; provided, however,
                                                          --------  -------

that failure to provide such telephonic notice shall not affect our obligation to make payment in respect of any such presentation in respect of payment. If requested by you, payment under this Letter of Credit will be wire transferred to an account in New York, New York specified in the related certificate. As used herein, "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York shall be authorized or obligated by law, executive order or governmental decree to be closed.

     If a drawing made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the purported drawing was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents presented in connection therewith at your disposal or are returning the same to you, as we may elect.

     Except as otherwise specified in Annex 2, each drawing under this Letter of Credit shall be verified to Account No. ________ maintained by the Trustee (the "Collection Account").

     Only you, as Trustee, may make a drawing under this Letter of Credit. Upon the payment of the amount specified in the related certificate(s) presented hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such certificate(s) and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such certificate(s) to you or any other person. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

     This Letter of Credit shall expire at our close of business in New York, New York on the first to occur of the following dates (the "Termination Date"): (x) ______________ ___, 199_ or, if said date shall not be a Business Day, on the Business Day next succeeding said date, or (y) the date the Corporation ceases to be the Servicer under the Pooling and Servicing Agreement, as provided in a written notice to us from the Trustee, or (z) the date of receipt by us of your written certificate signed by a person purporting to be your authorized officer, appropriately completed, in the form of Annex 3 hereto. This Letter of Credit shall be promptly surrendered to us upon expiration.

     Drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount in effect immediately prior to such drawing. Each drawing honored by us hereunder shall pro tanto reduce the
                                                     --- -----
Stated Amount in effect immediately prior to such drawing.

     This Letter  of Credit  is subject  to, and  shall be  governed by,  the
Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the State of New York, including Article 5 of the Uniform Commercial Code of such State, and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York.


     Notwithstanding anything in Article 54(e) of the Uniform Customs to the contrary, this Letter of Credit is transferable in its entirety (but not in part) only to a successor Trustee under the Pooling and Servicing Agreement upon presentation to us of this Letter of Credit accompanied by the transfer form attached hereto as Annex 4, to the transferee specified therein.

     All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our office at One World Trade Center, New York, New York 10048
Attention: Loan Administration and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communication shall be personally delivered to us, or may be sent to us by tested telex or over a telecopier (promptly confirmed by delivery of the written document, notice or other communication, as the case may be, provided that such confirmation shall not be a condition to the effectiveness of such demand for payment, notice or other communication) to the following numbers, as applicable:

     Telex No.: 420575 (Answerback: SMTBK)
     Telecopier No.:  (212) 524-0612

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the certificates), except only Annex 1 through 4 hereto; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

                         Very truly yours,

                         The Sumitomo Bank, Limited



                         By:
                            ----------------------------------------------
                            Name:
                            Title:



                           ANNEX 1 TO
                     LETTER OF CREDIT NO.
                    ------------------------------------

                      CERTIFICATE FOR "ANNEX 1 DRAWING"
                     ---------------------------------

     The undersigned, as Trustee (the "Trustee"), acting through the undersigned duly authorized officer of the Trustee, hereby certifies to The Sumitomo Bank, Limited (the "Bank"), with reference to the Bank's Irrevocable

Letter of Credit No. ______________ (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued in favor of the Trustee, that:

          (1) The Trustee is the Trustee under the Pooling and Servicing Agreement.

          (2) The Corporation, as servicer (the "Servicer") under the Pooling and Servicing Agreement, has notified us, as Trustee under the Pooling and Servicing Agreement, pursuant to a Monthly Servicer's Certificate (as defined in the Pooling and Servicing Agreement) (a copy of which is attached hereto) furnished pursuant to Section 3.04(b) of the Pooling and Servicing Agreement, that the following amount was required to be remitted by the Corporation to the Collection Account pursuant to Section 4.01(g) of the Pooling end Servicing Agreement with respect to the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring on (insert applicable Distribution Date):

                                        -----------------------------------
$(insert amount required to be remitted pursuant to Section 4.01(g)).
  -----------------------------------------------------------------

          (3) The Corporation has failed to deposit the following portion of amounts owed by it with respect to such Distribution Date as set forth in paragraph (2) above: $(insert amount of deficiency).
                               ---------------------------

          (4) The Trustee is making a drawing under the Letter of Credit in the amount of $_________ which amount equals the lesser of (a) the amount set forth in paragraph (3) and (b) the amount identified by the Servicer in the Monthly Servicer's Certificate referred to in paragraph
     (2) above as being available on the date hereof (and after giving effect to any contemporaneous demand for payment under the Letter of Credit being made by the Trustee) to be drawn under the Letter of Credit.

          (5) The Trustee has not received notice from the Corporation or any
     other  person  or  entity  contesting   the  accuracy  of  such  Monthly
     Servicer's Certificate.

          (6) The account to which payment under the Letter of Credit is to be wire transferred is Account No. 30492-01/0.1, maintained at The Fuji Bank and Trust Company.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the _____ day of _____________.


                         THE FUJI BANK, AND
                           TRUST COMPANY, as Trustee


                         By
                           -----------------------------------------------
                           Name:

                           Title:


                                 ANNEX 2 TO
                    LETTER OF CREDIT NO.
                   -------------------------------------

                      CERTIFICATE FOR "SPECIAL DRAWING"
                     ---------------------------------

                                                            ___________, 19__


The Sumitomo Bank, Limited
One World Trade Center, 95th Floor
New York, New York 10048

Attention:

     Re:  Irrevocable Letter of Credit No. ________________

Gentlemen:

     The undersigned, a duly authorized officer of The Fuji Bank and Trust Company (the "Trustee"), hereby certifies to The Sumitomo Bank, Limited with reference to irrevocable Letter of Credit No. ________________ (the "Letter of Credit") (any capitalized term used herein and not defined shall have the meaning set forth in the Letter of Credit) issued by The Sumitomo Bank, Limited (the "Bank"), in favor of the Trustee, that:

     (1)  The  Trustee  is  the  Trustee  under  the  Pooling  and  Servicing
Agreement.

     (2) The Trustee has been instructed by the Servicer to make a Special Drawing.

     (3) A Responsible Officer of the Trustee has obtained knowledge that the short-term debt rating of the Bank has been reduced, suspended or withdrawn.

     (4) The Trustee hereby demands payment under the Letter of Credit in the amount of $_____, which amount equals the Available Letter of Credit Amount on the Business Day preceding the date hereof, as specified in the Monthly Servicer's Certificate delivered by the Servicer pursuant to Section 3.04(b) of the Pooling and Servicing Agreement (and after giving effect to any contemporaneous demand for payment under the Letter of Credit being made with respect to such date).

     (5) All amounts received by the Trustee from the Bank in respect of this certificate shall be applied in accordance with Section 4.01A(e) of the Pooling and Servicing Agreement.

     (6) The Trustee directs that such amounts be deposited in Account No. ____________ at The Fuji Bank and Trust Company.


     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of this _____ day of ____________, 19__.


                         THE FUJI BANK AND
                           TRUST COMPANY, as Trustee


                         By:
                            ----------------------------------------------
                              Authorized Signatory



                                  ANNEX 3 TO
                    LETTER OF CREDIT NO.
                   -------------------------------------

                       CERTIFICATE FOR THE TERMINATION
                   OF LETTER OF CREDIT NO.
                                          ----------------


The Sumitomo Bank, Limited
One World Trade Center
New York, New York 10048

Attention:

     The undersigned, a duly authorized officer of The Fuji Bank and Trust Company (the "Trustee"), hereby certifies to The Sumitomo Bank, Limited, with reference to Irrevocable Letter of Credit No. ________________ (the "Letter of Credit"; any capitalized terms used herein and not defined shall have the meaning set forth in the Letter of Credit) issued by The Sumitomo Bank, Limited in favor of the Trustee, that the Letter of Credit shall terminate on _________________. Accordingly, we herewith return to you for cancellation the Letter of Credit, which is terminated, as of the date hereof, pursuant to its terms.


Date: _______________         THE FUJI BANK AND TRUST COMPANY,
                                as Trustee

                              By
                                ------------------------------------------
                                   Authorized Officer



                                  ANNEX 4 TO
                    LETTER OF CREDIT NO.
                   -------------------------------------



                                   ___________, 19__



The Sumitomo Bank, Limited
One World Trade Center
New York, New York 10048
Attention:  Loan Administration

          Re:  Irrevocable Letter of Credit No.
                ----------------
               of The Sumitomo Bank, Limited

Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

                  _________________________________________
                             (Name of Transferee)


                  _________________________________________
                                  (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Pooling and Servicing Agreement (as defined in the Letter of Credit).

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however,
                                                       --------  -------
that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

     The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that you cause the transfer of the Letter of Credit to our transferee or that, if so requested by the transferee, you cause the issuance of a new irrevocable Letter of Credit in favor of the transferee with provisions consistent with the Letter of Credit.

                         Very truly yours,



                         -------------------------------------------------
                              as predecessor Trustee


                         By
                           -----------------------------------------------

                                   (Name and Title)



                                                                  EXHIBIT E
                                                                  ---------


                    FORM OF ANNUAL SERVICER'S CERTIFICATE

                  (As required to be delivered on or before
                  March 31 of each calendar year, beginning
                   with March 31, 1993, pursuant to Section
                 3.05 of the Pooling and Servicing Agreement)


                         BRIDGESTONE/FIRESTONE, INC.



--------------------------------------------------------------------------

                      BRIDGESTONE/FIRESTONE MASTER TRUST

--------------------------------------------------------------------------


     The undersigned, duly authorized representatives of Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of _______________ by and between Firestone Retail Credit Corporation, as Transferor, Bridgestone/Firestone, as Servicer, and The Fuji Bank and Trust Company, as Trustee, do hereby certify that:

     1. Bridgestone/Firestone is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

     2. The undersigned are duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

     3. A review of the activities of the Servicer during the calendar year ended December 31, 19_ and of its performance under the Pooling and Servicing Agreement was conducted under our supervision.

     4. Based on such review, the Servicer has, to the best of our knowledge, fully performed all its obligations under the Pooling and Servicing Agreement and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

     5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement known to us to have been made by the Servicer noted during the year ended December 31, 19__, which sets forth in detail the (i) nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each
such default and (iii) the current status of each default: (If applicable, insert "None.")

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this __ day of ________, 19__.


                         BRIDGESTONE/FIRESTONE, INC.,
                           as Servicer


                         By
                           -----------------------------------------------
                           Name:
                           Title:



                         By
                           -----------------------------------------------
                           Name:
                           Title:



                                                                  EXHIBIT F
                                                                  ---------


                         (FORM OF OPINION OF COUNSEL

                         PROVISIONS TO BE INCLUDED IN
                           OPINION OF COUNSEL TO BE
                            DELIVERED PURSUANT TO
                           SUBSECTION 2.05(b)(vi)
                        ----------------------------

     The opinion set forth below may be subject to certain qualifications, assumptions, limitations and exemptions (including, without limitation, with respect to the consideration given for the Eligible Alternative Accounts and the insolvency of the Transferor at the time of the conveyance of such Accounts) taken or made in the opinion of ____________________________ with respect to similar matters delivered on the Closing Date.

     Pursuant to the Assignment No. __ of Receivables in Eligible Alternative Accounts (the "Assignment"), the Transferor will transfer, assign, set-over
               ----------
and otherwise convey to the Trust all of its right, title and interest in, to and under the Receivables now existing and hereafter created in the Eligible Alternative Accounts ("Receivables in Eligible Alternative Accounts"). If the assignment, transfer and conveyance of the Receivables in Eligible Alternative Accounts is determined to be a sale of the Receivables in Eligible Alternative Accounts and such sale is a sale of accounts (as defined in the Code), the Assignment together with the filing of a UCC-1 financing statement with the Secretary of State of the Commonwealth of Massachusetts, is effective to transfer the Transferor's interest therein on the terms and conditions set forth in the Assignment, prior to all liens. If the assignment, transfer and conveyance of the Receivables in Eligible Alternative Account is determined to be a sale of general intangibles, then, assuming the applicability of Massachusetts law the Assignment is effective to transfer the Transferor's interest in the Receivables in Eligible Alternative Accounts. If the assignment, transfer and conveyance of the Receivables in Eligible Alternative Accounts is determined to be the granting of a security interest in the Receivables in Eligible Alternative Accounts, the Assignment, together with the filing (which has been completed) of a UCC-1 financing statement with the Secretary of State of the Commonwealth of Massachusetts is effective to grant to and create in favor of the Trust a first priority perfected security interest in the Receivables in Eligible Alternative Accounts.)


                                                                  EXHIBIT G
                                                                  ---------



                                                      Date: ___________, 1992



              IRREVOCABLE TRANSFEROR LETTER OF CREDIT NO. _____



The Fuji Bank and Trust Company
Two World Trade Center
81st Floor
New York, New York 10048

Attention: Trust Administration Department

Gentlemen:

     At   the    request   and   for    the   account   of    our   customer,
Bridgestone/Firestone, an Ohio corporation (the "Corporation"), we (the "Bank") hereby establish in your favor this Irrevocable Letter of Credit No. ______ wherein you, as trustee (the "Trustee") under the Pooling and Servicing Agreement, as supplemented by the Series 1992-A and Series 1992-B Supplements, each dated as of November 1, 1992 (collectively, the "Pooling and Servicing Agreement") among the Corporation, as servicer, Firestone Retail Credit Corporation, as transferor and you, pursuant to which the Bridgestone/Firestone Master Trust, Series 1992-A and Series 1992-B Certificates (the "Certificates") have been issued, are hereby irrevocably authorized, to draw (i) as required under Section 4.01B(a) of the Pooling and Servicing Agreement or (ii) Section 4.01B(d) of the Pooling and Servicing Agreement (a "Special Drawing"), upon the terms and conditions hereinafter set forth, in an aggregate amount not exceeding $15,000,000 (hereinafter, as reduced from time to time in accordance with the provisions hereof, the "Stated Amount").

     Funds under this Letter of Credit are available to you only against your written certificate signed by a person purporting to be your authorized officer, appropriately completed, in the form of Annex 1 or Annex 2 hereto for payment of certain amounts due from, but unpaid by, the Corporation under the Pooling and Servicing Agreement.

     We hereby agree that each demand made under and in compliance with the terms of this Letter of Credit will be duly honored by us upon due delivery of the certificate(s), as specified above, appropriately completed (together with the enclosures, if any, required thereby), if presented as specified on or before the expiration date hereof. If a presentation in respect of payment is made by you hereunder at or prior to 12:00 P.M., New York City time, on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, not later than 3:00 P.M., New York City time, on the same Business Day. If a presentation in respect of payment is made by you hereunder after 3:00 P.M., New York City time, on a Business Day, such presentation shall be deemed to have been made prior to 3:00 P.M., New York City time, on the next succeeding Business Day. You agree to use your best efforts to provide us telephonic notice at the time any presentation in respect of payment is made hereunder; provided, however, that failure to
                                      --------  -------
provide such telephonic notice shall not affect our obligation to make payment in respect of any such presentation in respect of payment. If requested by you, payment under this Letter of Credit will be wire transferred to an account in New York, New York specified in the related certificate. As used herein, "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York shall be authorized or obligated by law, executive order or governmental decree to be closed.

     If a drawing made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the purported drawing was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents presented in connection therewith at your disposal or are returning the same to you, as we may elect.

     Except as otherwise specified in Annex 2, each drawing under this Letter of Credit shall be verified to Account No. _____ maintained by the Trustee (the "Collection Account").

     Only you, as Trustee, may make a drawing under this Letter of Credit. Upon the payment of the amount specified in the related certificate(s) presented hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such certificate(s) and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such certificate(s) to you or any other person. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.


     This Letter of Credit shall expire at our close of business in New York, New York on the first to occur of the following dates (the "Termination Date"): (x) ________, 199__ or, if said date shall not be a Business Day, on the Business Day next succeeding said date, or (y) the date the Corporation ceases to be the Servicer under the Pooling and Servicing Agreement, as provided in a written notice to us from the Trustee, or (z) the date of receipt by us of your written certificate signed by a person purporting to be your authorized officer, appropriately completed, in the form of Annex 3 hereto. This Letter of Credit shall be promptly surrendered to us upon expiration.

     Drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount in effect immediately prior to such drawing. Each drawing honored by us hereunder shall pro tanto reduce the
                                                     --- -----
Stated Amount in effect immediately prior to such drawing.

     This Letter  of Credit  is subject  to, and  shall be  governed by,  the
Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the State of New York, including Article 5 of the Uniform Commercial Code of such State, and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York.

     Notwithstanding anything in Article 54(e) of the Uniform Customs to the contrary, this Letter of Credit is transferable in its entirety (but not in part) only to a successor Trustee under the Pooling and Servicing Agreement upon presentation to us of this Letter of Credit accompanied by the transfer form attached hereto as Annex 4, to the transferee specified therein.

     All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our office at One World Trade Center, New York, New York 10048
Attention: Loan Administration and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communication shall be personally delivered to us, or may be sent to us by tested telex or over a telecopier (promptly confirmed by delivery of the written document, notice or other communication, as the case may be, provided that such confirmation shall not be a condition to the effectiveness of such demand for payment, notice or other communication) to the following numbers, as applicable:

          Telex No.: 420575 (Answerback: SMTBK)
          Telecopier  No.:    (212) 524-0612

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Certificates), except only Annex 1 through 4 hereto; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.


                         Very truly yours,

                         The Sumitomo Bank, Limited



                         By:
                            ----------------------------------------------
                            Name:
                            Title:




                                  ANNEX 1 TO
                      LETTER OF CREDIT NO.
                     ---------------------------------

                      CERTIFICATE FOR "ANNEX 1 DRAWING"
                     ---------------------------------

     The undersigned, as Trustee (the "Trustee"), acting through the undersigned duly authorized officer of the Trustee, hereby certifies to The Sumitomo Bank, Limited (the "Bank"), with reference to the Bank's Irrevocable Letter of Credit No. ____________ (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued in favor of the Trustee, that:

          (1) The Trustee is the Trustee under the Pooling and Servicing Agreement.

          (2) The Corporation, a servicer (the "Servicer") under the Pooling and Servicing Agreement, has notified us, as Trustee under the Pooling and Servicing Agreement, pursuant to a Monthly Servicer's Certificate (as defined in the Pooling and Servicing Agreement) (a copy of which is attached hereto) furnished pursuant to Section 3.04(b) of the Pooling and Servicing Agreement, that the following amount was required to be remitted by the Corporation to the Collection Account pursuant to
     Section 3.09(a) of the Pooling and Servicing Agreement with respect to the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring on (insert applicable Distribution Date): $(insert
                              -----------------------------------
amount required to be remitted pursuant to Section 3.09(a)).

          (3) The Corporation has failed to deposit the following portion of amounts owed by it with respect to such Distribution Date as set forth in paragraph (2) above: $(insert amount of deficiency).
                               ---------------------------

          (4)  The Trustee is making  a drawing under the Letter of Credit in the amount of $_________ which amount equals the lesser of (a) the amount set forth in paragraph (3) and (b) the amount identified by the Servicer in the Monthly Servicer's Certificate referred to in paragraph
     (2) above as being available on the date hereof (and after giving effect to any contemporaneous demand for payment under the Letter of Credit being made by the Trustee) to be drawn under the Letter of Credit.

          (5) The Trustee has not received notice from the Corporation or any other person or entity contesting the accuracy of such Monthly Servicer's Certificate.

          (6)  The   account  to  which  payment  under  the  Letter  o(Pound
     Sterling) Credit is to be wire transferred is Account No. 30492-01/0.1, maintained at The Fuji Bank and Trust Company.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the _____ day of _____________.


                         THE FUJI BANK, AND TRUST COMPANY,
                           as Trustee


                         By
                           -----------------------------------------------
                           Name:
                           Title:




                                  ANNEX 2 TO
                      LETTER OF CREDIT NO.
                     ---------------------------------

                      CERTIFICATE FOR "SPECIAL DRAWING"
                     ---------------------------------



                                                            ___________, 19__


The Sumitomo Bank, Limited
One World Trade Center
New York, New York 10048

Attention:

     Re:  Irrevocable Letter of Credit No.____________

Gentlemen:

     The  undersigned, a duly  authorized officer of The  Fuji Bank and Trust

Company (the "Trustee"), hereby certifies to The Sumitomo Bank, Limited with reference to irrevocable Letter of Credit No. ______________ (the "Letter of Credit") (any capitalized term used herein and not defined shall have the meaning set forth in the Letter of Credit) issued by The Sumitomo Bank, Limited (the "Bank"), in favor of the Trustee, that:

     (1)  The  Trustee  is  the  Trustee  under  the  Pooling  and  Servicing
Agreement.

     (2) The Trustee has been instructed by the Servicer to make a Special Drawing.

     (3) A Responsible Officer of the Trustee has obtained knowledge that the short-term debt rating of the Bank has been reduced, suspended or withdrawn.

     (4) The Trustee hereby demands payment under the Letter of Credit in the amount of $_____, which amount equals the Available Letter of Credit Amount on the Business Day preceding the date hereof, as specified in the Monthly Servicer's Certificate delivered by the Servicer pursuant to Section 3.04(b) of the Pooling and Servicing Agreement (and after giving effect to any contemporaneous demand for payment under the Letter of Credit being made with respect to such date).

     (5) All amounts received by the Trustee from the Bank in respect of this certificate shall be applied in accordance with Section 4.01A(e) of the Pooling and Servicing Agreement.

     (6) The Trustee directs that such amounts be deposited in Account No. ______________ at The Fuji Bank and Trust Company.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of this _____ day of ________, 19__.


                         THE FUJI BANK AND TRUST COMPANY,
                           as Trustee


                         By:
                            ----------------------------------------------
                                   Authorized Signatory



                                  ANNEX 3 TO
                      LETTER OF CREDIT NO.
                     ---------------------------------

                       CERTIFICATE FOR THE TERMINATION
                  OF LETTER OF CREDIT NO. _________________





The Sumitomo Bank, Limited
One World Trade Center
New York, New York 10048

Attention:  Loan Administration

     The undersigned, a duly authorized officer of The Fuji Bank and Trust Company (the "Trustee"), hereby certifies to The Sumitomo Bank, Limited, with reference to Irrevocable Letter of Credit No. _______________ (the "Letter of Credit"; any capitalized terms used herein and not defined shall have the meaning set forth in the Letter of Credit) issued by The Sumitomo Bank, Limited in favor of the Trustee, that the Letter of Credit shall terminate on _________________. Accordingly, we herewith return to you for cancellation the Letter of Credit, which is terminated, as of the date hereof, pursuant to its terms.


Date: ____________       THE FUJI BANK AND
                           TRUST COMPANY, as Trustee


                         By
                           -----------------------------------------------
                                   Authorized Officer



                                  ANNEX 4 TO
                    LETTER OF CREDIT NO.
                   -------------------------------------



                                                            ___________, 19__


The Sumitomo Bank, Limited
One World Trade Center
New York, New York 10048
Attention:  Loan Administration

     Re: Irrevocable Letter of Credit No._________ of The Sumitomo Bank, Limited

Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:



                        ---------------------------
                             (Name of Transferee)




                        ---------------------------
                                  (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Pooling and Servicing Agreement (as defined in the Letter of Credit).

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however,
                                                       --------  -------
that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

     The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that you cause the transfer of the Letter of Credit to our transferee or that, if so requested by the transferee, you cause the issuance of a new irrevocable Letter of Credit in favor of the transferee with provisions consistent with the Letter of Credit.


                         Very truly yours,



                         -------------------------------------------------
                              as predecessor Trustee


                         By
                           -----------------------------------------------
                                   (Name and Title)


  Telegraphic Address                                          One World Trade
 "SUMITBANK, New York"        THE SUMITOMO BANK, LIMITED            Center
     Telephone No.                                               Suite 9651,
     (212)553-0100               New York Branch                  New York,
                                                               New York 10048


                                                      Date:  December 2, 1992


                       IRREVOCABLE TRANSFEROR LETTER OF
                         CREDIT NO. LG/MIS/NY-430647

The Fuji Bank and Trust Company
Two World Trade Center

81st Floor
New York, New York 10048
Attention:  Trust Administration Department

Gentlemen:

     At   the   request    and   for   the    account   of   our    customer,
Bridgestone/Firestone, an Ohio corporation (the "Corporation"), we (the "Bank") hereby establish in your favor this irrevocable Letter of Credit No. LG/MIS/NY-430647 wherein you, as trustee (the "Trustee') under the Pooling and Servicing Agreement, as supplemented by the Series 1992-A and Series 1992-B Supplements, each dated as of November 1, 1992 (collectively, the "Pooling and Servicing Agreement") among the Corporation, as servicer, Firestone Retail Credit Corporation, as transferor and you, pursuant to which the Bridgestone/Firestone Master Trust, Series 1992-A and Series 1992-B Certificates (the "Certificates") have been issued, are hereby irrevocably authorized, to draw (i) as required under Section 4.01B(a) of the Pooling and Servicing Agreement or (ii) Section 4.01B(d) of the Pooling and Servicing Agreement (a "Special Drawing"), upon the terms and conditions hereinafter set forth, in an aggregate amount not exceeding $15,000,000 (hereinafter, as reduced from time to time in accordance with the provisions hereof, the "Stated Amount").

     Funds under this Letter of Credit are available to you only against your written certificate signed by a person purporting to be your authorized officer, appropriately completed, in the form of Annex 1 or Annex 2 hereto for payment of certain amounts due from, but unpaid by, the Corporation under the Pooling and Servicing Agreement.

     We hereby agree that each demand made under and in compliance with the terms of this Letter of Credit will be duly honored by us upon due delivery of the certificate(s), as specified above, appropriately completed (together with the enclosures, if any, required thereby), if presented as specified on or before the expiration date hereof. If a presentation in respect of payment is made by you hereunder at or prior to 1:00 P.M., New York City time,on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, not later than 4:00 P.M., New York City time, on the same Business Day. If a presentation in respect of payment is made by you hereunder after 1:00 P.M., New York City time, on a Business Day, such presentation shall be deemed to have been made prior to 1:00 P.M., New York City time, on the next succeeding Business Day. You agree to use your best efforts to provide us telephonic notice at the time any presentation in respect of payment is made hereunder; provided, however, that failure to provide such telephonic notice shall not affect our obligation to make payment in respect of any such presentation in respect of payment. If requested by you, payment under this Letter of Credit will be wire transferred to an account in New York, New York specified in the related certificate. As used herein, "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York shall be authorized or obligated by law, executive order or governmental decree to be closed.

     If a drawing made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the purported drawing was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents presented in connection therewith at your disposal or are returning the same to you, as we may elect.

     Except as otherwise specified in Annex 2, each drawing under this Letter of Credit shall be verified to Account No. 30492-01/0.1 maintained by the Trustee (the "Collection Account").

 Telegraphic Address                                           One World Trade
"SUMITBANK, New York"         THE SUMITOMO BANK, LIMITED            Center
    Telephone No.                                                Suite 9651,
   (212)553-0100                    New York Branch               New York,
                                                               New York 10048

     Only you, as Trustee, may make a drawing under this Letter of Credit. Upon the payment of the amount specified in the related certificate(s) presented hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such certificate(s) and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such certificate(s) to you or any other person. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

     This Letter of Credit shall expire at our close of business in New York, New York on the first to occur of the following dates (the "Termination Date"): (x) November 30, 1993 or, if said date shall not be a Business Day, on the Business Day next succeeding said date, or (y) the date of receipt by us of your written certificate signed by a person purporting to be your authorized officer, appropriately completed, in the form of Annex 3 hereto. This Letter of Credit shall be promptly surrendered to us upon expiration.

     Drawings in respect of payments hereunder honored by us shall not in the aggregate, exceed the Stated Amount in effect immediately prior to such drawing. Each drawing honored by us hereunder shall pro tanto reduce the
                                                     --- -----
Stated Amount in effect immediately prior to such drawing.

     This Letter  of Credit  is subject  to, and  shall be  governed by,  the
Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the State of New York, including Article 5 of the Uniform Commercial Code of such State, and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York.

     Notwithstanding anything in Article 54(e) of the Uniform Customs to the contrary, this Letter of Credit is transferable in its entirety (but not in part) only to a successor Trustee under the Pooling and Servicing Agreement upon presentation to us of this Letter of Credit accompanied by the transfer form attached hereto as Annex 4, to the transferee specified therein.


     All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our office at One World Trade Center, New York, New York 10048
Attention: Loan Administration and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communication shall be personally delivered to us, or may be sent to us by tested telex or over a telecopier (promptly confirmed by delivery of the written document, notice or other communication, as the case may be, provided that such confirmation shall not be a condition to the effectiveness of such demand for payment, notice or other communication) to the following numbers, as applicable:

                    Telex No.:  420615 (Answerback: SMTBK)
                       Telecopier No.:  (212) 524-0612

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or __________________ by reference to any document, instrument or agreement referred to herein (including, without limitation, the Certificates), except only Annex 1 through 4 hereto; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

                                   Very Truly yours,


                                   The Sumitomo Bank, Limited




                                   By:____________________________________
                                       Name:
                                       Title: